UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund:	BlackRock Global Allocation Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2022

Date of reporting period: 10/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2021	BlackRock Global Allocation Fund, Inc.

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2021, the Fund underperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-U.S.) Index (24%), ICE BofA Current 5-Year U.S. Treasury Index (24%) and FTSE Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and underperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

From an equity sector perspective, stock selection within consumer discretionary and industrials negatively impacted returns. Tactical hedges on equity positioning to manage overall beta (market sensitivity), notably short positions on select U.S. equity markets futures, detracted from returns. Within fixed income, positioning in U.S. Treasuries to manage duration and corresponding interest rate sensitivity detracted from performance. Exposure to cash and cash equivalents negatively impacted relative return as well.

A broad overweight to equities contributed to returns. From an equity sector perspective, stock selection within materials was additive. A broad underweight to developed market government bonds positively impacted performance. Within fixed income, exposure to corporate credit, securitized assets and Chinese government bonds added to returns.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.

Describe recent portfolio activity.

During the six-month period, the Fund’s overall equity allocation increased from 67% to 68% of net assets. Within equities, the Fund increased exposure to the United States and decreased exposure to Europe and Asia. On a sector basis, the Fund increased exposure to energy, health care and consumer discretionary, and reduced exposure to financials, industrials, materials and utilities.

The Fund’s allocation to fixed income increased from 23% to 26% of net assets. Within fixed income, the Fund increased exposure to securitized debt and bank loans, and decreased exposure to government bonds, primarily in the United States.

The Fund’s exposure to commodity-related securities remained unchanged at approximately 1% of net assets.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund ended the period overweight in equities and underweight in fixed income, with modest exposure to gold-related securities and a larger allocation to cash and cash equivalents. Within equities, the Fund was overweight in the United States, Europe and China, and underweight in Japan and Australia. From a sector perspective, the Fund was overweight in consumer discretionary, health care, energy, communication services, materials, information technology and industrials, and underweight in consumer staples, real estate and financials. Within fixed income, the Fund was underweight in U.S. Treasuries, developed European sovereign debt and Japanese government bonds. In addition, the Fund was overweight in corporate credit, securitized debt and bank loans. With respect to currency exposure, the Fund was overweight in the U.S. dollar and underweight in the euro, Swiss franc and Chinese yuan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021 (continued)	BlackRock Global Allocation Fund, Inc.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	1.80%	22.23%	N/A	10.21%	N/A	7.64%	N/A
Investor A	1.68	21.96	15.56%	9.92	8.74%	7.35	6.77%
Investor C	1.25	21.00	20.00	9.08	9.08	6.71	6.71
Class K	1.83	22.35	N/A	10.30	N/A	7.69	N/A
Class R	1.47	21.50	N/A	9.55	N/A	6.98	N/A

FTSE World Index(c)	7.82	40.25	N/A	15.57	N/A	12.22	N/A
Reference Benchmark(d)	3.83	21.14	N/A	10.17	N/A	8.22	N/A
U.S. Stocks: S&P 500® Index(e)	10.91	42.91	N/A	18.93	N/A	16.21	N/A
Non-U.S. Stocks: FTSE World (ex-U.S.) Index(f)	3.02	35.41	N/A	10.46	N/A	7.44	N/A
Non-U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(g)	(3.52)	(4.32)	N/A	1.56	N/A	0.32	N/A
U.S. Bonds: ICE BofA Current 5-Year U.S. Treasury Index(h)	(0.85)	(2.46)	N/A	1.90	N/A	1.82	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.

(c)	This unmanaged capitalization-weighted index is comprised of 2,620 equities from 35 countries in 4 regions, including the United States.
(d)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofA Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

(e)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(f)	This unmanaged capitalization-weighted index is comprised of 1,985 equities from 34 countries, excluding the United States.
(g)	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.
(h)	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical(a)

			Expenses Paid During the Period					Including Dividend Expense and Broker Fees and Expenses on Short Sales			Excluding Dividend Expense and Broker Fees and Expenses on Short Sales			Annualized Expense Ratio

	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Including Dividend Expense and Broker Fees and Expenses on Short Sales	(b)	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales	(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Including Dividend Expense and Broker Fees and Expenses on Short Sales	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales

Institutional	$1,000.00	$1,018.00	$4.17		$4.07		$1,000.00	$1,021.07	$4.18		$1,021.17	$4.08		0.82%	0.80%
Investor A	1,000.00	1,016.80	5.49		5.39		1,000.00	1,019.76	5.50		1,019.86	5.40		1.08	1.06
Investor C	1,000.00	1,012.50	9.38		9.33		1,000.00	1,015.88	9.40		1,015.93	9.35		1.85	1.84
Class K	1,000.00	1,018.30	3.76		3.66		1,000.00	1,021.48	3.77		1,021.58	3.67		0.74	0.72
Class R	1,000.00	1,014.70	7.31		7.26		1,000.00	1,017.95	7.32		1,018.00	7.27		1.44	1.43

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	BlackRock Global Allocation Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS (EQUITY INVESTMENTS)

	Percent of
Security	Total Investments	(a)

Microsoft Corp.	3%
Alphabet, Inc.	2
Apple, Inc.	2
Amazon.com, Inc.	1
UnitedHealth Group, Inc.	1
Johnson & Johnson	1
Bank of America Corp.	1
ConocoPhillips.	1
salesforce.com, Inc.	1
NextEra Energy, Inc.	1

GEOGRAPHIC ALLOCATION

Percent of
Total Investments	(b)

Country/Geographic Region	Long	Short		Total

United States	64%	—	% (c)	64%
China	4	—	(c)	4
Germany	4	—	(c)	4
United Kingdom	4	—	(c)	4
Netherlands	3	—		3
France	3	—		3
Canada	2	—	(c)	2
Japan	2	—	(c)	2
Cayman Islands	1	—		1
Spain	1	—	(c)	1
Australia	1	—	(c)	1
Italy	1	—		1
Switzerland	1	—		1
Other#	8	1		9

	99%	1%		100%

(a)	Excludes short-term securities.
(b)	Total investments include the gross values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(c)	Rounds to less than 1% of total investments.
#	Includes holdings within countries/geographic regions that are 1% or less of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

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About Fund Performance	BlackRock Global Allocation Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on May 1, 2021 and held through October 31, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Derivative Financial Instruments	BlackRock Global Allocation Fund, Inc.

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

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Consolidated Schedule of Investments (unaudited) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Cayman Islands(a)(b) — 0.6%
522 Funding CLO Ltd., Series 2019-4A, Class CR, (3 mo. LIBOR US + 2.40%), 2.53%, 04/20/30	USD	500	$498,976
ACRES Commercial Realty Ltd., Series 2021-FL1, Class A, (1 mo. LIBOR US + 1.20%), 1.29%, 06/15/36		8,460	8,457,885
AGL CLO 12 Ltd., Series 2021-12A, Class A1, (3 mo. LIBOR US + 1.16%), 1.29%, 07/20/34		2,796	2,799,239
AGL CLO 5 Ltd.
Series 2020-5A, Class A2R, (3 mo. LIBOR US + 1.40%), 1.53%, 07/20/34		1,260	1,260,808
Series 2020-5A, Class BR, (3 mo. LIBOR US + 1.70%), 1.83%, 07/20/34		1,752	1,753,544
AGL CLO 7 Ltd., Series 2020-7A, Class AR, (3 mo. LIBOR US + 1.20%), 1.32%, 07/15/34		1,530	1,532,865
ALM Ltd., Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.85%), 1.97%, 10/15/29		373	373,168
AMMC CLO 22 Ltd., Series 2018-22A, Class B, (3 mo. LIBOR US + 1.45%), 1.57%, 04/25/31		375	372,916
Anchorage Capital CLO Ltd.
Series 2015-7A, Class A2, (3 mo. LIBOR US + 1.09%), 1.23%, 01/28/31		250	249,946
Series 2018-10A, Class A2, (3 mo. LIBOR US + 1.50%), 1.62%, 10/15/31		250	250,014
Series 2021-17A, Class A1, (3 mo. LIBOR US + 1.17%), 1.32%, 07/15/34		1,854	1,850,447
Apidos CLO APID, Series 2015-7A, Class A2, (3 mo. LIBOR US + 1.50%), 1.63%, 04/20/31		500	498,796
Apidos CLO XX, Series 2015-20A, Class A2RR, (3 mo. LIBOR US + 1.55%), 1.67%, 07/16/31		400	399,010
Apidos CLO XXI, Series 2015-21A, Class A1R, (3 mo. LIBOR US + 0.93%), 1.05%, 07/18/27		103	102,897
Apidos CLO XXIII, Series 2015-23A, Class B1R, (3 mo. LIBOR US + 1.60%), 1.72%, 04/15/33		250	250,000
Apollo Credit Funding IV Ltd., Series 4A, Class A2R, (3 mo. LIBOR US + 1.60%), 1.72%, 07/15/30		250	249,365
Arbor Realty Collateralized Loan Obligation Ltd., Series 2021-FL2, Class A, (1 mo. LIBOR US + 1.10%), 1.19%, 05/15/36		5,700	5,700,000
ARES LII CLO Ltd., Series 2019-52A, Class A2R, (3 mo. LIBOR US + 1.45%), 1.58%, 04/22/31		250	250,101
Ares LV CLO Ltd., Series 2020-55A, Class BR, (3 mo. LIBOR US + 1.70%), 1.82%, 07/15/34		2,786	2,788,371
Ares XXXVII CLO Ltd., Series 2015-4A, Class A3R, (3 mo. LIBOR US + 1.50%), 1.62%, 10/15/30		250	249,416
ASSURANT CLO I Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.15%), 2.28%, 10/20/34(c)		720	719,748
Assurant CLO Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.10%), 2.23%, 10/20/29		458	458,456
ASSURANT CLO Ltd., Series 2019-5A, Class A2, (3 mo. LIBOR US + 1.75%), 1.87%, 01/15/33		250	251,468
Atrium XII, Series 12A, Class BR, (3 mo. LIBOR US + 1.35%), 1.48%, 04/22/27		695	689,263

Security		Par (000)	Value

Cayman Islands (continued)
Atrium XIII, Series 13A, Class B, (3 mo. LIBOR US + 1.50%), 1.62%, 11/21/30	USD	600	$596,181
Bain Capital Credit CLO Ltd.
Series 2018-1A, Class A1, (3 mo. LIBOR US + 0.96%), 1.08%, 04/23/31		250	249,929
Series 2018-2A, Class B, (3 mo. LIBOR US + 1.60%), 1.72%, 07/19/31		750	748,184
Series 2020-2A, Class BR, (3 mo. LIBOR US + 1.70%), 1.82%, 07/19/34		2,425	2,427,066
Battalion CLO Ltd.
Series 2015-8A, Class A1R2, (3 mo. LIBOR US + 1.07%), 1.19%, 07/18/30		500	499,894
Series 2016-10A, Class A1R2, (3 mo. LIBOR US + 1.17%), 1.29%, 01/25/35		2,212	2,207,997
Series 2016-10A, Class A2R2, (3 mo. LIBOR US + 1.55%), 1.67%, 01/25/35		1,465	1,454,364
Series 2017-11A, Class BR, (3 mo. LIBOR US + 1.72%), 1.84%, 04/24/34		712	710,545
Series 2021-20A, Class A, (3 mo. LIBOR US + 1.18%), 1.32%, 07/15/34		1,848	1,847,780
Beechwood Park CLO Ltd., Series 2019-1A, Class B2A, (3 mo. LIBOR US + 1.75%), 1.87%, 01/17/33		500	500,174
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R2, (3 mo. LIBOR US + 1.45%), 1.57%, 07/15/29		1,845	1,841,620
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class A2R2, (3 mo. LIBOR US + 1.65%), 1.78%, 07/20/29		667	667,037
Benefit Street Partners CLO Ltd., Series 2015-VIBR, Class A, (3 mo. LIBOR US + 1.19%), 1.32%, 07/20/34		250	251,064
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 1.23%, 01/20/31		1,000	1,000,500
Benefit Street Partners CLO XIX Ltd., Series 2019-19A, Class B, (3 mo. LIBOR US + 2.00%), 2.12%, 01/15/33		250	250,355
Birch Grove CLO Ltd., Series 19A, Class BR, (3 mo. LIBOR US + 1.75%), 1.87%, 06/15/31		500	499,960
BlueMountain CLO Ltd.
Series 2013-2A, Class BR, (3 mo. LIBOR US + 1.60%), 1.73%, 10/22/30		250	250,187
Series 2014-2A, Class BR2, (3 mo. LIBOR US + 1.75%), 1.88%, 10/20/30		465	463,865
BlueMountain CLO XXII Ltd., Series 2018-22A, Class B, (3 mo. LIBOR US + 1.50%), 1.62%, 07/15/31		1,495	1,480,339
BlueMountain CLO XXIII Ltd., Series 2018-23A, Class A1, (3 mo. LIBOR US + 1.15%), 1.28%, 10/20/31		250	249,959
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3 mo. LIBOR US + 1.75%), 1.85%, 07/25/34		625	625,685
Canyon Capital CLO Ltd.
Series 2016-1A, Class CR, (3 mo. LIBOR US + 1.90%), 2.02%, 07/15/31		250	249,338
Series 2019-1A, Class A1R, (3 mo. LIBOR US + 1.10%), 1.22%, 04/15/32		250	249,823
Series 2019-1A, Class BR, (3 mo. LIBOR US + 1.70%), 1.82%, 04/15/32		300	299,999

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Canyon CLO Ltd., Series 2020-3A, Class B, (3 mo. LIBOR US + 1.70%), 1.82%, 01/15/34	USD	250	$249,999
Carlyle C17 CLO Ltd., Series C17-A, Class AR, (3 mo. LIBOR US + 1.03%), 1.16%, 04/30/31		250	250,125
Carlyle Global Market Strategies CLO Ltd., Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 0.97%), 1.09%, 04/17/31		748	747,835
Catskill Park CLO Ltd., Series 2017-1A, Class A1B, (3 mo. LIBOR US + 1.35%), 1.48%, 04/20/29		892	891,782
CBAM Ltd.
Series 2018-7A, Class A, (3 mo. LIBOR US + 1.10%), 1.23%, 07/20/31		250	249,759
Series 2019-9A, Class B2, (3 mo. LIBOR US + 1.90%), 2.02%, 02/12/30		450	450,149
Cedar Funding II CLO Ltd., Series 2013-1A, Class ARR, (3 mo. LIBOR US + 1.08%), 1.21%, 04/20/34		500	499,428
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.98%), 1.11%, 04/20/31		1,050	1,050,583
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3 mo. LIBOR US + 1.10%), 1.22%, 07/17/31		250	250,000
Cedar Funding VI CLO Ltd., Series 2016-6A, Class ARR, (3 mo. LIBOR US + 1.05%), 1.18%, 04/20/34		1,700	1,698,125
Cedar Funding VII Clo Ltd., Series 2018-7A, Class A1, (3 mo. LIBOR US + 1.00%), 1.13%, 01/20/31		300	300,059
Cedar Funding XI Clo Ltd.
Series 2019-11A, Class A1R, (3 mo. LIBOR US + 1.05%), 1.17%, 05/29/32		250	249,578
Series 2019-11A, Class A2R, (3 mo. LIBOR US + 1.35%), 1.47%, 05/29/32		250	250,065
CIFC Funding Ltd.
Series 2013-3RA, Class A1, (3 mo. LIBOR US + 0.98%), 1.10%, 04/24/31		450	450,225
Series 2013-4A, Class BRR, (3 mo. LIBOR US + 1.60%), 1.73%, 04/27/31		450	450,000
Series 2014-5A, Class A1R2, (3 mo. LIBOR US + 1.20%), 1.32%, 10/17/31		250	250,040
Series 2015-3A, Class BR, (3 mo. LIBOR US + 1.15%), 1.27%, 04/19/29		712	705,067
Series 2020-1A, Class BR, (3 mo. LIBOR US + 1.65%), 1.77%, 07/15/36		2,475	2,477,107
Series 2021-4A, Class A, (3 mo. LIBOR US + 1.05%), 1.17%, 07/15/33		1,831	1,825,189
Series 2021-4A, Class B, (3 mo. LIBOR US + 1.58%), 1.70%, 07/15/33		250	249,706
Crown Point CLO 10 Ltd., Series 2021-10A, Class A, (3 mo. LIBOR US + 1.17%), 1.30%, 07/20/34		1,853	1,850,866
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3 mo. LIBOR US + 1.70%), 1.82%, 10/15/30		250	250,019
Dryden 65 CLO Ltd., Class B, (3 mo. LIBOR US + 1.60%), 1.72%, 07/18/30		250	249,999

Security		Par (000)	Value

Cayman Islands (continued)
Dryden 77 CLO Ltd.
Series 2020-77A, Class AR, (3 mo. LIBOR US + 1.12%), 1.25%, 05/20/34	USD	934	$932,408
Series 2020-77A, Class XR, (3 mo. LIBOR US + 1.00%), 1.13%, 05/20/34		250	250,069
Dryden 87 CLO Ltd., Series 2021-87A, Class A1, (3 mo. LIBOR US + 1.10%), 1.24%, 05/20/34		485	483,632
Elevation CLO Ltd, Series 2017-7A, Class A, (3 mo. LIBOR US + 1.22%), 1.34%, 07/15/30		250	250,154
Elmwood CLO II Ltd.
Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.15%), 1.28%, 04/20/34		650	650,000
Series 2019-2A, Class BR, (3 mo. LIBOR US + 1.65%), 1.78%, 04/20/34		975	971,508
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3 mo. LIBOR US + 1.24%), 1.36%, 04/15/33		300	300,600
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, (3 mo. LIBOR US + 0.95%), 1.07%, 04/17/31		687	687,413
Flatiron CLO 19 Ltd., Series 2019-1A, Class A, (3 mo. LIBOR US + 1.32%), 1.44%, 11/16/32		500	500,081
Flatiron CLO 21 Ltd., Series 2021-1A, Class A1, (3 mo. LIBOR US + 1.11%), 1.26%, 07/19/34		3,500	3,504,186
Galaxy XIX CLO Ltd., Series 2015-19A, Class A1RR, (3 mo. LIBOR US + 0.95%), 1.07%, 07/24/30		335	335,000
Galaxy XV CLO Ltd., Series 2013-15A, Class ARR, (3 mo. LIBOR US + 0.97%), 1.09%, 10/15/30		600	600,383
Galaxy XVIII CLO Ltd., Series 2018-28A, Class A1, (3 mo. LIBOR US + 1.10%), 1.22%, 07/15/31		250	250,116
Galaxy XXII CLO Ltd., Series 2016-22A, Class ARR, (3 mo. LIBOR US + 1.20%), 1.32%, 04/16/34		1,009	1,012,189
Goldentree Loan Management US Clo 3 Ltd., Series 2018-3A, Class B1, (3 mo. LIBOR US + 1.55%), 1.68%, 04/20/30		250	249,400
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class BR2, (3 mo. LIBOR US + 1.60%), 1.73%, 10/29/29		500	500,000
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (3 mo. LIBOR US + 1.07%), 1.19%, 01/18/31		250	249,934
Greywolf CLO III Ltd., Series 2020-3RA, Class A1R, (3 mo. LIBOR US + 1.29%), 1.42%, 04/15/33		500	500,865
Gulf Stream Meridian 4 Ltd.
Class A1, (3 mo. LIBOR US + 1.20%), 1.32%, 07/15/34		4,573	4,574,197
Class A2, (3 mo. LIBOR US + 1.85%), 1.97%, 07/15/34		500	500,879
Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class A2, (3 mo. LIBOR US + 1.80%), 1.92%, 07/15/34		350	350,307
HPS Loan Management 10-2016 Ltd., Series 10A-16, Class A1RR, (3 mo. LIBOR US + 1.14%), 1.27%, 04/20/34		1,854	1,848,007

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
HPS Loan Management 6-2015 Ltd., Series 6A- 2015, Class A1R, (3 mo. LIBOR US + 1.00%), 1.12%, 02/05/31	USD	497	$496,606
Jamestown CLO XII Ltd., Series 2019-1A, Class A2, (3 mo. LIBOR US + 2.15%), 2.28%, 04/20/32		442	444,653
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.34%), 1.46%, 04/15/33		250	250,187
Kayne CLO 7 Ltd., Series 2020-7A, Class A1, (3 mo. LIBOR US + 1.20%), 1.32%, 04/17/33		250	250,000
Kayne CLO 8 Ltd., Series 2020-8A, Class A1, (3 mo. LIBOR US + 1.70%), 1.82%, 07/15/31		500	500,101
Kayne CLO III Ltd., Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.55%), 1.67%, 04/15/32		250	249,943
KKR Clo 17 Ltd., Series 17, Class AR, (3 mo. LIBOR US + 1.08%), 1.20%, 04/15/34		500	500,444
KVK CLO 2018-1 Ltd., Series 2018-1A, Class A, (3 mo. LIBOR US + 0.93%), 1.06%, 05/20/29		129	128,616
LCM XVIII LP, Series 18A, Class A1R, (3 mo. LIBOR US + 1.02%), 1.15%, 04/20/31		250	250,000
LoanCore Issuer Ltd., Series 2021-CRE5, Class A, (1 mo. LIBOR US + 1.30%), 1.39%, 07/15/36		4,520	4,526,271
Logan CLO I Ltd., Series 2021-1A, Class A, (3 mo. LIBOR US + 1.16%), 1.31%, 07/20/34		1,848	1,848,758
Longfellow Place CLO Ltd., Series 2013-1A, Class BR3, (3 mo. LIBOR US + 1.75%), 1.87%, 04/15/29		500	499,850
Madison Park Funding XI Ltd., Series 2013-11A, Class AR2, (3 mo. LIBOR US + 0.90%), 1.02%, 07/23/29		2,458	2,459,236
Madison Park Funding XLV Ltd., Series 2020-45A, Class AR, (3 mo. LIBOR US + 1.12%), 1.24%, 07/15/34		1,250	1,251,983
Madison Park Funding XXV Ltd., Series 2017-25A, Class A2R, (3 mo. LIBOR US + 1.65%), 1.77%, 04/25/29		712	711,999
Madison Park Funding XXVI Ltd., Series 2007-4A, Class AR, (3 mo. LIBOR US + 1.20%), 1.33%, 07/29/30		461	461,426
Madison Park Funding XXVII Ltd., Series 2018-27A, Class A1A, (3 mo. LIBOR US + 1.03%), 1.16%, 04/20/30		250	249,930
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, (3 mo. LIBOR US + 1.70%), 1.82%, 01/23/31		250	250,030
Madison Park Funding XXXVI Ltd., Series 2019-36A, Class B1, (3 mo. LIBOR US + 1.85%), 1.97%, 01/15/33		1,481	1,481,379
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class A, (3 mo. LIBOR US + 1.12%), 1.25%, 07/17/34		1,302	1,301,983
Mariner CLO 2016-3 LLC
Series 2016-3A, Class AR2, (3 mo. LIBOR US + 0.99%), 1.11%, 07/23/29		244	244,526
Series 2016-3A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.62%, 07/23/29		500	500,127
MF1 Ltd., Series 2021-FL6, Class A, (1 mo. LIBOR US + 1.10%), 1.19%, 07/16/36		2,970	2,963,314

Security	Par (000)		Value

Cayman Islands (continued)
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3 mo. LIBOR US + 1.60%), 1.73%, 10/20/30	USD	250	$249,999
Neuberger Berman CLO Ltd.
(3 mo. LIBOR US + 1.03%), 1.17%, 01/28/30		250	249,955
(3 mo. LIBOR US + 1.65%), 1.77%, 07/15/34		250	249,999
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class AR, (3 mo. LIBOR US + 1.04%), 1.16%, 04/15/34		2,990	2,981,635
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class BR, (3 mo. LIBOR US + 1.65%), 1.77%, 10/17/30		250	250,000
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class BR, (3 mo. LIBOR US + 1.45%), 1.58%, 07/20/31		333	332,675
Neuberger Berman Loan Advisers Clo 42 Ltd., Series 2021-42A, Class A, (3 mo. LIBOR US + 1.10%), 1.22%, 07/16/35		1,260	1,257,393
Ocean Trails CLO VI
Series 2016-6A, Class BRR, (3 mo. LIBOR US + 1.45%), 1.57%, 07/15/28		800	799,041
Series 2016-6A, Class CRR, (3 mo. LIBOR US + 2.25%), 2.37%, 07/15/28		700	700,668
OCP CLO 2014-5 Ltd., Series 2014-5A, Class A2R, (3 mo. LIBOR US + 1.40%), 1.52%, 04/26/31		450	450,000
OCP CLO 2014-7 Ltd., Series 2014-7A, Class A2RR, (3 mo. LIBOR US + 1.65%), 1.78%, 07/20/29		250	249,999
OCP CLO 2020-18 Ltd., Series 2020-18A, Class AR, (3 mo. LIBOR US + 1.09%), 1.22%, 07/20/32		250	250,000
OCP CLO 2020-19 Ltd., Series 2020-19A, Class BR, (3 mo. LIBOR US + 1.70%), 1.83%, 10/20/34		500	500,485
OCP CLO Ltd., Series 2016-11A, Class A2R, (3 mo. LIBOR US + 1.75%), 1.87%, 10/26/30		500	500,117
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3 mo. LIBOR US + 0.96%), 1.08%, 04/16/31		711	710,428
Octagon Investment Partners 29 Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.18%), 1.30%, 01/24/33		250	250,019
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.58%), 1.70%, 07/25/30		250	249,752
Octagon Investment Partners 46 Ltd., Series 2020-2A, Class BR, (3 mo. LIBOR US + 1.65%), 1.77%, 07/15/36		800	800,681
Octagon Investment Partners 48 Ltd., Series 2020-3A, Class C, (3 mo. LIBOR US + 2.55%), 2.68%, 10/20/31		850	850,000
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.35%), 1.47%, 07/19/30		487	487,597
Octagon Investment Partners XVII Ltd.
Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.00%), 1.12%, 01/25/31		500	500,250
Series 2013-1A, Class A2R2, (3 mo. LIBOR US + 1.10%), 1.22%, 01/25/31		300	300,000

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
OHA Credit Funding 3 Ltd.
Series 2019-3A, Class AR, (3 mo. LIBOR US + 1.14%), 1.27%, 07/02/35	USD	713	$712,283
Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.65%), 1.78%, 07/02/35		936	933,224
OHA Credit Funding 7 Ltd., Series 2020-7A, Class A, (3 mo. LIBOR US + 1.25%), 1.37%, 10/19/32		350	350,079
OHA Loan Funding 2016-1 Ltd., Series 2016-1A, Class B1R, (3 mo. LIBOR US + 1.60%), 1.73%, 01/20/33		250	249,704
Palmer Square CLO Ltd.
Series 2015-1A, Class A1A4, (3 mo. LIBOR US + 1.13%), 1.26%, 05/21/34		6,003	6,035,742
Series 2015-1A, Class A2R4, (3 mo. LIBOR US + 1.70%), 1.83%, 05/21/34		500	502,446
Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 1.15%, 04/18/31		250	250,223
Series 2018-3A, Class B, (3 mo. LIBOR US + 1.90%), 2.02%, 08/15/26		930	929,871
Palmer Square Loan Funding Ltd.
Series 2018-4A, Class A2, (3 mo. LIBOR US + 1.45%), 1.57%, 11/15/26		625	625,307
Series 2018-5A, Class A2, (3 mo. LIBOR US + 1.40%), 1.53%, 01/20/27		1,296	1,296,528
Park Avenue Institutional Advisers CLO Ltd.
Class A1R, (3 mo. LIBOR US + 1.20%), 1.33%, 08/23/31		500	500,149
Class A2R, (3 mo. LIBOR US + 1.55%), 1.67%, 02/14/34		500	496,606
Series 2019-1A, Class A2A, (3 mo. LIBOR US + 2.00%), 2.12%, 05/15/32		250	250,012
Pikes Peak CLO 1, Series 2018-1A, Class A, (3 mo. LIBOR US + 1.18%), 1.30%, 07/24/31		555	555,059
Pikes Peak CLO 8, Series 2021-8A, Class A, (3 mo. LIBOR US + 1.17%), 1.32%, 07/20/34		600	599,506
Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, (3 mo. LIBOR US + 1.04%), 1.17%, 02/20/30		346	345,653
Recette Clo Ltd., Series 2015-1A, Class BRR, (3 mo. LIBOR US + 1.40%), 1.53%, 04/20/34		250	245,503
Regatta VII Funding Ltd., Series 2016-1A, Class A1R2, (3 mo. LIBOR US + 1.15%), 1.27%, 06/20/34		450	450,381
Regatta XVIII Funding Ltd., Series 2021-1A, Class B, (3 mo. LIBOR US + 1.45%), 1.57%, 01/15/34		350	349,408
Rockford Tower CLO Ltd.
Series 2017-1A, Class BR2A, (3 mo. LIBOR US + 1.65%), 1.78%, 04/20/34		500	496,382
Series 2017-2A, Class BR, (3 mo. LIBOR US + 1.50%), 1.62%, 10/15/29		500	499,750
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.10%), 1.23%, 05/20/31		250	250,075
Series 2021-1A, Class A1, (3 mo. LIBOR US + 1.17%), 1.30%, 07/20/34		2,519	2,517,602
Romark CLO II Ltd., Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.18%), 1.30%, 07/25/31		250	250,001
Romark WM-R Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 1.16%, 04/20/31		247	247,504

Security		Par (000)	Value

Cayman Islands (continued)
RR 1 LLC, Series 2017-1A, Class A1AB, (3 mo. LIBOR US + 1.15%), 1.27%, 07/15/35	USD	1,261	$1,261,245
Signal Peak CLO 5 Ltd., Series 2018-5A, Class A, (3 mo. LIBOR US + 1.11%), 1.23%, 04/25/31		300	299,915
Signal Peak CLO 8 Ltd.
Series 2020-8A, Class A, (3 mo. LIBOR US + 1.27%), 1.40%, 04/20/33		250	250,111
Series 2020-8A, Class B, (3 mo. LIBOR US + 1.65%), 1.78%, 04/20/33		300	299,005
Sixth Street CLO XIX Ltd., Series 2021-19A, Class A, (3 mo. LIBOR US + 1.10%), 1.22%, 07/20/34		1,854	1,855,485
Sixth Street CLO XVI Ltd., Series 2020-16A, Class B, (3 mo. LIBOR US + 1.85%), 1.98%, 10/20/32		710	710,335
Sound Point Clo XV Ltd., Series 2017-1A, Class BR, (3 mo. LIBOR US + 1.50%), 1.62%, 01/23/29		250	249,753
Sound Point CLO XXVIII Ltd., Series 2020-3A, Class A1, (3 mo. LIBOR US + 1.28%), 1.40%, 01/25/32		1,686	1,686,398
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3 mo. LIBOR US + 1.15%), 1.27%, 10/15/31		250	250,093
TICP CLO VI Ltd.
Series 2016-6A, Class AR2, (3 mo. LIBOR US + 1.12%), 1.24%, 01/15/34		500	499,730
Series 2016-6A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.62%, 01/15/34		500	493,090
TICP CLO VIII Ltd., Class B, (3 mo. LIBOR US + 2.15%), 2.28%, 10/20/30		250	250,008
TICP CLO XII Ltd., Series 2018-12A, Class BR, (3 mo. LIBOR US + 1.65%), 1.76%, 07/15/34		700	700,050
TICP CLO XIV Ltd.
Series 2019-14A, Class A1A, (3 mo. LIBOR US + 1.34%), 1.47%, 10/20/32		500	500,422
Series 2019-14A, Class A1B, (3 mo. LIBOR US + 1.70%), 1.83%, 10/20/32		500	500,136
TRESTLES CLO III Ltd., Series 2020-3A, Class A1, (3 mo. LIBOR US + 1.33%), 1.46%, 01/20/33		2,489	2,490,381
TRESTLES CLO Ltd., Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.99%), 1.11%, 04/25/32		600	599,713
Trimaran Cavu Ltd., Series 2019-1A, Class B, (3 mo. LIBOR US + 2.20%), 2.33%, 07/20/32		500	501,708
Trinitas CLO XIV Ltd.
Series 2020-14A, Class B, (3 mo. LIBOR US + 2.00%), 2.12%, 01/25/34		473	473,887
Series 2020-14A, Class C, (3 mo. LIBOR US + 3.00%), 3.12%, 01/25/34		1,023	1,027,459
Tryon Park CLO Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.50%), 1.62%, 04/15/29		431	431,381
Voya CLO Ltd.
Series 2013-3A, Class A1RR, (3 mo. LIBOR US + 1.15%), 1.27%, 10/18/31		249	249,056
Series 2017-3A, Class A1R, (3 mo. LIBOR US + 1.04%), 1.17%, 04/20/34		250	249,155

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Voya CLO Ltd. (continued) Series 2017-4A, Class B, (3 mo. LIBOR US + 1.45%), 1.57%, 10/15/30	USD	250	$249,447
Whitebox Clo II Ltd., Series 2020-2A, Class A1, (3 mo. LIBOR US + 1.75%), 1.87%, 10/24/31		1,285	1,286,564
Whitebox Clo Ltd.
Series 2020-2A, Class A1R, 1.00%, 10/24/34		1,390	1,390,000
Series 2020-2A, Class BR, 1.00%, 10/24/34		726	726,000
York CLO 3 Ltd., Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.75%), 1.88%, 10/20/29		2,025	2,027,081
York CLO 6 Ltd., Series 2019-1A, Class A1, (3 mo. LIBOR US + 1.35%), 1.48%, 07/22/32		3,122	3,123,608

			166,587,846

China — 0.0%
Invesco Euro CLO II DAC, Series 2A, Class B1R, (3 mo. Euribor + 1.70%), 1.70%, 08/15/34(a)(b)	EUR	500	577,402

Ireland(a) — 0.1%
Avoca CLO XV DAC, Series 15X, Class B2R, (3 mo. Euribor + 1.05%), 1.05%, 04/15/31(d)		134	153,629
Avoca CLO XVII Designated Activity Co.
Series 17A, Class B1R, (3 mo. Euribor + 1.70%), 1.70%, 10/15/32(b)		500	577,467
Series 17X, Class AR, (3 mo. Euribor + 0.96%), 0.96%, 10/15/32(d)		406	469,143
Cairn CLO XII DAC, Series 2020-12A, Class B, (3 mo. Euribor + 2.30%), 2.30%, 04/15/33(b)		460	532,407
CIFC European Funding CLO II DAC, Series 2X, Class B1, (3 mo. Euribor + 1.60%), 1.60%, 04/15/33(d)		593	685,840
Harvest CLO XVIII DAC, Series 18X, Class B, 1.20%, 10/15/30		662	760,573
Holland Park CLO DAC, Series 1X, Class A1RR, (3 mo. Euribor + 0.92%), 0.92%, 11/14/32(d)		390	450,742
OAK Hill European Credit Partners V Designated Activity Co., Series 2016-5X, Class B1, (3 mo. Euribor + 1.55%), 1.55%, 02/21/30(d)		460	529,510
OAK Hill European Credit Partners VI DAC, Series 2017-6X, Class B1, 1.20%, 01/20/32		456	524,251
OCP Euro CLO DAC, Series 2017-2X, Class B, (3 mo. Euribor + 1.35%), 1.35%, 01/15/32(d)		456	525,526
Prodigy Finance DAC(b)
Series 2021-1A, Class B, (1 mo. LIBOR US + 2.50%), 2.59%, 07/25/51	USD	1,900	1,910,666
Series 2021-1A, Class C, (1 mo. LIBOR US + 3.75%), 3.84%, 07/25/51		1,100	1,107,647
Series 2021-1A, Class D, (1 mo. LIBOR US + 5.90%), 5.99%, 07/25/51		720	727,794

Security		Par (000)	Value

Ireland (continued)
Rockford Tower Europe CLO DAC, Series 2018-1X, Class B, (3 mo. Euribor + 1.85%), 1.85%, 12/20/31(d)	EUR	593	$684,710
Sound Point Euro CLO II Funding DAC, Series 2X, Class A, (3 mo. Euribor + 1.11%), 1.11%, 10/26/32(d)		460	532,033

			10,171,938

United States — 1.8%
AccessLex Institute, Series 2007-A, Class A3, (3 mo. LIBOR US + 0.30%), 0.43%, 05/25/36(a)	USD	2,746	2,701,495
AIMCO CLO, Series 2018-AA, Class B, (3 mo. LIBOR US + 1.40%), 1.52%, 04/17/31(a)(b)		466	464,222
Ajax Mortgage Loan Trust(a)(b)
Series 2021-E, Class A1, 1.74%, 12/25/60		28,056	28,021,189
Series 2021-E, Class A2, 2.69%, 12/25/60		3,304	3,283,350
Series 2021-E, Class B1, 3.73%, 12/25/60		2,184	2,149,042
Series 2021-E, Class M1, 2.94%, 12/25/60		1,332	1,319,135
Anchorage Capital CLO Ltd.(a)(b)
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.05%), 1.19%, 01/28/31		250	249,957
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.05%), 1.19%, 01/28/31		250	250,000
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.08%), 1.20%, 04/15/31(a)(b)		550	550,359
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.01%), 1.14%, 04/20/31(a)(b)		1,770	1,770,702
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17%, 09/17/31(b)		730	792,644
BHG Securitization Trust(b)
Series 2021-A, Class A, 1.42%, 11/17/33		4,096	4,087,685
Series 2021-A, Class B, 2.79%, 11/17/33		510	514,759
Series 2021-A, Class C, 3.69%, 11/17/33		230	235,320
Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.09%, 07/15/24(b)		5,560	5,600,578
Chenango Park CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.55%), 1.67%, 04/15/30(a)(b)		1,143	1,140,296
CIFC Funding Ltd.(a)(b)
Series 2017-3A, Class A2, (3 mo. LIBOR US + 1.80%), 1.93%, 07/20/30		637	637,123
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.00%), 1.12%, 04/18/31		1,568	1,567,678
Clear Creek CLO, Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.20%), 1.33%, 10/20/30(a)(b)		313	313,311
College Avenue Student Loans LLC, Series 2021-B, Class D, 3.78%, 06/25/52(b)		230	229,600
Cook Park CLO Ltd., Series 2018-1A, Class B, (3 mo. LIBOR US + 1.40%), 1.52%, 04/17/30(a)(b)		1,148	1,145,203
FS RIALTO, Series 2021-FL2, Class A, (1 mo. LIBOR US + 1.22%), 1.31%, 04/16/28(a)(b)		1,160	1,160,000

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Goldentree Loan Management US Clo 6 Ltd., Series 2019-6A, Class B1, (3 mo. LIBOR US + 1.90%), 2.03%, 01/20/33(a)(b)	USD	924	$924,659
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A, 2.10%, 05/20/48(b)		14,999	14,831,538
Gracie Point International Funding(a)(b)
Class B, (1 mo. LIBOR US + 1.40%), 1.48%, 11/01/23		1,240	1,240,000
Class C, (1 mo. LIBOR US + 2.40%), 2.48%, 11/01/23		1,640	1,640,000
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class A1, (3 mo. LIBOR US + 1.37%), 1.49%, 04/15/33(a)(b)		4,718	4,725,749
Lendmark Funding Trust(b)
Series 2021-1A, Class A, 1.90%, 11/20/31		11,350	11,324,138
Series 2021-1A, Class B, 2.47%, 11/20/31		2,920	2,953,939
Series 2021-1A, Class C, 3.41%, 11/20/31		2,220	2,266,143
Series 2021-1A, Class D, 5.05%, 11/20/31		1,900	1,982,753
Series 2021-2A, Class D, 4.46%, 04/20/32		2,210	2,227,953
Loanpal Solar Loan Ltd., Series 2020-2GF, Class A, 2.75%, 07/20/47(b)		4,346	4,443,117
Madison Park Funding XIII Ltd., Series 2014- 13A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.62%, 04/19/30(a)(b)		900	895,636
Mariner Finance Issuance Trust, Series 2020- AA, Class A, 2.19%, 08/21/34(b)		5,860	5,948,314
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54%, 03/20/26(b)		20,710	20,746,586
Mosaic Solar Loans LLC(b)
Series 2017-2A, Class A, 3.82%, 06/22/43		1,295	1,353,739
Series 2021-2A, Class A, 1.64%, 04/22/47		9,403	9,232,116
Series 2021-2A, Class B, 2.09%, 04/22/47		3,757	3,734,092
Navient Private Education Refi Loan Trust(b)
Series 2019-A, Class A2A, 3.42%, 01/15/43		1,168	1,191,961
Series 2021-DA, Class A, (Prime - 1.99%), 1.26%, 04/15/60(a)		17,014	17,015,670
Series 2021-DA, Class B, 2.61%, 04/15/60(e)		2,900	2,896,955
Series 2021-DA, Class C, 3.48%, 04/15/60(e)		7,450	7,441,284
Series 2021-DA, Class D, 4.00%, 04/15/60(e)		2,370	2,293,947
Nelnet Student Loan Trust(b)
Series 2021-A, Class A1, (1 mo. LIBOR US + 0.80%), 0.89%, 04/20/62(a)		27,130	27,243,389
Series 2021-A, Class A2, (1 mo. LIBOR US + 1.03%), 1.12%, 04/20/62(a)		12,750	12,997,919
Series 2021-A, Class B2, 2.85%, 04/20/62		24,290	24,598,230
Series 2021-A, Class C, 3.75%, 04/20/62		14,080	14,164,762
Series 2021-A, Class D, 4.93%, 04/20/62		6,030	6,113,121
Series 2021-BA, Class AFX, 1.42%, 04/20/62		21,107	20,994,264
Series 2021-BA, Class B, 2.68%, 04/20/62		23,030	23,031,941
Series 2021-BA, Class C, 3.57%, 04/20/62		6,450	6,453,758
Series 2021-BA, Class D, 4.75%, 04/20/62		1,880	1,881,116
Series 2021-CA, Class C, 3.36%, 04/20/62		850	852,323
Series 2021-CA, Class D, 4.44%, 04/20/62		2,612	2,664,454

Security		Par (000)	Value

United States (continued)
OneMain Financial Issuance Trust 2021-1(b)
Series 2021-1A, Class C, 2.22%, 06/16/36	USD	550	$544,784
Series 2021-1A, Class D, 2.47%, 06/16/36		1,160	1,147,318
Oportun Issuance Trust(b)
Series 2021-B, Class A, 1.47%, 05/08/31		7,060	7,049,110
Series 2021-B, Class B, 1.96%, 05/08/31		1,340	1,341,008
Series 2021-B, Class C, 3.65%, 05/08/31		630	634,965
Pagaya AI Debt Selection Trust, Series 2021-2, Class NOTE, 3.00%, 01/25/29(b)		14,893	14,952,056
Palmer Square Loan Funding Ltd.(a)(b)
Series 2019-2A, Class A2, (3 mo. LIBOR US + 1.60%), 1.73%, 04/20/27		1,663	1,662,982
Series 2019-3A, Class A2, (3 mo. LIBOR US + 1.60%), 1.73%, 08/20/27		500	500,156
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class A2R, (3 mo. LIBOR US + 1.80%), 1.93%, 08/23/31(a)(b)		610	610,508
Progress Residential, Series 2021-SFR3, Class F, 3.44%, 05/17/26(b)		2,736	2,740,653
Regional Management Issuance, 3.88%, 10/17/33		27,070	27,070,000
RR 3 Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.09%), 1.21%, 01/15/30(a)(b)		890	891,442
Signal Peak CLO 2 LLC, Series 2015-1A, Class AR2, (3 mo. LIBOR US + 0.98%), 1.11%, 04/20/29(a)(b)		477	477,533
SLM Private Credit Student Loan Trust(a)
Series 2005-B, Class A4, (3 mo. LIBOR US + 0.33%), 0.45%, 06/15/39		14,903	14,679,986
Series 2006-A, Class A5, (3 mo. LIBOR US + 0.29%), 0.41%, 06/15/39		6,381	6,255,173
Series 2007-A, Class A4A, (3 mo. LIBOR US + 0.24%), 0.36%, 12/16/41		5,612	5,541,493
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1 mo. LIBOR US + 4.75%), 4.84%, 10/15/41(a)(b)		16,108	18,025,090
SMB Private Education Loan Trust(b)
Series 2019-A, Class A2A, 3.44%, 07/15/36		4,594	4,755,138
Series 2020-B, Class B, 2.76%, 07/15/53		3,800	3,796,283
Series 2021-A, Class B, 2.31%, 01/15/53		5,870	5,893,347
Series 2021-A, Class C, 2.99%, 01/15/53		14,420	14,527,148
Series 2021-A, Class D1, 3.86%, 01/15/53		7,740	7,669,587
Series 2021-A, Class D2, 3.86%, 01/15/53		4,220	4,187,899
Series 2021-C, Class A2, (1 mo. LIBOR US + 0.80%), 0.89%, 01/15/53(a)		14,350	14,388,000
Series 2021-C, Class B, 2.30%, 01/15/53		1,490	1,502,973
Series 2021-C, Class C, 3.00%, 01/15/53(e)		1,240	1,233,974
Series 2021-C, Class D, 3.93%, 01/15/53(e)		590	588,720
Sofi Professional Loan Program LLC, Series 2019-A, Class A2FX, 3.69%, 06/15/48(b)		2,398	2,462,090
Sofi Professional Loan Program Trust, Series 2018-B, Class A2FX, 3.34%, 08/25/47(b)		886	906,904
Upstart Pass-Through Trust Series(b)
Series 2021-ST4, Class A, 2.00%, 07/20/27		1,634	1,625,788

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Upstart Pass-Through Trust Series(b) (continued)
Series 2021-ST5, Class A, 2.00%, 07/20/27	USD	838	$834,033
Whitebox Clo II Ltd., Series 2020-2A, Class B, (3 mo. LIBOR US + 2.25%), 2.37%, 10/24/31(a)(b)		700	700,802
York CLO 1 Ltd., Series 2014-1A, Class BRR, (3 mo. LIBOR US + 1.65%), 1.78%, 10/22/29(a)(b)		465	465,383

			490,151,540

Total Asset-Backed Securities — 2.5% (Cost: $662,751,541)			667,488,726

		Shares

Common Stocks

Argentina — 0.4%
MercadoLibre, Inc.(f)		65,202	96,565,466

Australia — 0.4%
Australia & New Zealand Banking Group Ltd.		32,289	687,125
BHP Group Ltd.		69,663	1,913,432
BHP Group PLC		791,993	20,917,780
Commonwealth Bank of Australia		8,929	707,732
CSL Ltd.		6,423	1,461,491
Fortescue Metals Group Ltd.		152,486	1,588,910
Glencore PLC		7,240,482	36,206,611
Goodman Group		43,545	720,969
Magellan Financial Group Ltd.		26,307	692,034
Mineral Resources Ltd.		18,072	531,286
National Australia Bank Ltd.		22,509	489,390
Oil Search Ltd.		227,808	738,008
Quintis HoldCo. Pty. Ltd., (Acquired 10/22/18, Cost: $21,821,022), 10/01/20(e)(g)(h)		43,735,802	45,568,051
Reece Ltd.		41,883	635,082
Rio Tinto Ltd.		7,095	486,098
Treasury Wine Estates Ltd.		32,776	285,988
Westpac Banking Corp.		38,429	747,641
Woodside Petroleum Ltd.		112,152	1,960,593

			116,338,221

Belgium — 0.0%
Etablissements Franz Colruyt NV		61,933	3,040,778

Brazil — 0.1%
B3 SA - Brasil Bolsa Balcao		607,128	1,281,210
Banco do Brasil SA		206,974	1,045,175
BB Seguridade Participacoes SA		97,597	381,998
Cia Siderurgica Nacional SA		63,576	256,611
Cosan SA		150,928	529,229
Engie Brasil Energia SA		153,776	1,060,177
Locaweb Servicos de Internet SA(b)		775,826	2,515,613
Petroleo Brasileiro SA		333,417	1,634,652
Suzano SA(f)		247,482	2,158,747
Vale SA, ADR		429,678	5,469,801
WEG SA		53,183	348,661
XP, Inc.(f)		2	56

			16,681,930

Security	Shares	Value

Canada — 1.1%
Alimentation Couche-Tard, Inc., Class B	17,415	$653,203
Bank of Montreal	5,168	561,105
Brookfield Asset Management, Inc., Class A	7,042	425,160
Canadian Natural Resources Ltd.	28,192	1,198,205
Cenovus Energy, Inc.	4,096,097	48,983,707
Cenovus Energy, Inc.(i)	932,343	11,169,469
CGI, Inc.(f)	39,084	3,491,538
Enbridge, Inc.	4,836,879	202,604,886
George Weston Ltd.	4,973	537,322
Great-West Lifeco, Inc.	24,201	711,990
Loblaw Cos. Ltd.	8,499	639,210
Lululemon Athletica, Inc.(f)	4,663	2,173,005
Nutrien Ltd.	23,601	1,649,553
Restaurant Brands International, Inc.	22,422	1,269,481
Royal Bank of Canada	6,254	650,970
Saputo, Inc.	43,510	1,039,234
Shopify, Inc., Class A(f)	11,957	17,534,336
Thomson Reuters Corp.	16,483	1,982,728
Wheaton Precious Metals Corp.	12,151	490,517

		297,765,619

Cayman Islands(f) — 0.3%
Diversey Holdings Ltd.(i)	2,875,651	50,036,328
Hedosophia European Growth	1,041,660	9,001,087
Highland Transcend Partners I Corp.(i)	803,176	8,553,824

		67,591,239

China — 2.3%
AAC Technologies Holdings, Inc.	709,500	3,066,612
Agricultural Bank of China Ltd., Class H	6,416,000	2,180,203
Aier Eye Hospital Group Co. Ltd., Class A	931,793	7,037,741
Alibaba Group Holding Ltd.(f)	1,296,000	26,649,205
Alibaba Group Holding Ltd., ADR(f)	265,568	43,802,786
Amoy Diagnostics Co. Ltd., Class A	545,350	6,881,284
Angelalign Technology, Inc.(b)(f)	96,400	3,923,249
Anhui Gujing Distillery Co. Ltd., Class B	14,700	189,530
Anta Sports Products Ltd.	828,000	12,828,800
Asymchem Laboratories Tianjin Co. Ltd., Class A	95,203	5,912,702
Autohome, Inc., ADR	5,034	198,088
Bank of China Ltd., Class H	1,878,000	664,627
BYD Co. Ltd., Class A	774,300	37,795,149
China CITIC Bank Corp. Ltd., Class H	606,000	265,822
China Construction Bank Corp., Class H	3,716,000	2,529,038
China Evergrande Group(i)	2,475,000	734,455
China Feihe Ltd.(b)	887,000	1,472,681
China Galaxy Securities Co. Ltd., Class H	427,500	238,022
China Hongqiao Group Ltd.	2,391,000	2,656,523
China Life Insurance Co. Ltd., Class H	462,000	802,618
China Merchants Bank Co. Ltd., Class H	641,500	5,375,859
China National Building Material Co. Ltd., Class H	2,384,000	2,987,850
China Pacific Insurance Group Co. Ltd., Class H	238,800	730,220
China Petroleum & Chemical Corp., Class H	5,630,000	2,743,120
China Resources Cement Holdings Ltd.	586,000	492,770
China Tower Corp. Ltd., Class H(b)	3,620,000	469,147
Contemporary Amperex Technology Co. Ltd., Class A	716,400	71,669,730
COSCO SHIPPING Holdings Co. Ltd., Class A(f)	248,600	640,835

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
COSCO SHIPPING Holdings Co. Ltd., Class H(f)	1,103,900	$1,709,839
Dali Foods Group Co. Ltd.(b)	606,500	337,529
Dongfeng Motor Group Co. Ltd., Class H	1,476,000	1,374,683
Enn Energy Holdings Ltd.	266,500	4,591,389
Foshan Haitian Flavouring & Food Co. Ltd., Class A	558,300	10,209,835
Ganfeng Lithium Co. Ltd., Class H(b)	518,200	9,708,837
Glodon Co. Ltd., Class A	521,830	6,049,761
Guangzhou Automobile Group Co. Ltd., Class H	306,000	288,852
Guangzhou Baiyun International Airport Co. Ltd., Class A	5,069,571	9,367,452
Haidilao International Holding Ltd.(b)(i)	1,547,000	4,313,546
Haitong Securities Co. Ltd., Class H	349,600	311,012
Hangzhou Robam Appliances Co. Ltd., Class A	618,133	3,020,032
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	218,400	4,259,591
Hansoh Pharmaceutical Group Co. Ltd.(b)	76,000	168,956
Hengan International Group Co. Ltd.	59,000	308,330
HengTen Networks Group Ltd.(f)	1,108,000	378,008
Huaneng Power International, Inc., Class H	626,000	323,992
Huazhu Group Ltd., ADR(f)	233,051	10,804,244
Hundsun Technologies, Inc., Class A	796,299	7,808,087
Hygeia Healthcare Holdings Co. Ltd.(b)	840,600	7,379,414
Industrial & Commercial Bank of China Ltd., Class H	6,664,000	3,652,952
Intco Medical Technology Co. Ltd., Class A	21,200	169,828
Jafron Biomedical Co. Ltd., Class A	201,800	1,625,988
JD Health International, Inc.(b)(f)(i)	3,190,750	28,009,830
Jiangsu Hengrui Medicine Co. Ltd., Class A	753,300	5,779,306
Jinxin Fertility Group Ltd.(b)(f)(i)	4,535,000	6,396,273
Kindstar Globalgene Technology, Inc., (Acquired 07/08/21, Cost: $9,526,086)(h)	7,490,500	4,519,684
Kingdee International Software Group Co. Ltd.(f)	3,948,000	12,990,405
Kingsoft Corp. Ltd.	1,132,800	4,833,706
Kweichow Moutai Co. Ltd., Class A	28,100	8,008,132
Lenovo Group Ltd.	1,430,000	1,552,934
Li Auto, Inc., ADR(f)	1,019,365	33,261,880
Mango Excellent Media Co. Ltd., Class A	70,200	430,042
Meituan, Class B(b)(f)	105,900	3,603,630
Microport Cardioflow Medtech Corp.(b)(f)(i)	13,018,000	9,090,913
Ming Yuan Cloud Group Holdings Ltd.	1,248,000	4,056,624
NetEase, Inc., ADR	42,978	4,194,223
Nongfu Spring Co. Ltd., Class H(b)	161,000	816,684
PetroChina Co. Ltd., Class H	2,564,000	1,236,226
Pharmaron Beijing Co. Ltd., Class H(b)	28,000	605,836
PICC Property & Casualty Co. Ltd., Class H	1,206,000	1,122,720
Ping An Insurance Group Co. of China Ltd., Class H	453,500	3,248,298
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	11,300	661,290
Tencent Holdings Ltd.	1,467,600	89,273,804
Tingyi Cayman Islands Holding Corp.	724,000	1,351,334
Tsingtao Brewery Co. Ltd., Class H	32,000	278,458
Venustech Group, Inc., Class A	1,034,688	4,116,406
Vipshop Holdings Ltd., ADR(f)	103,394	1,153,877
Want Want China Holdings Ltd.	5,876,000	4,557,104
WuXi AppTec Co. Ltd., Class A	270,253	5,816,482

Security	Shares	Value

China (continued)
Wuxi Biologics Cayman, Inc.(b)(f)	846,306	$12,818,956
Yifeng Pharmacy Chain Co. Ltd., Class A	544,856	4,061,176
Yonyou Network Technology Co. Ltd., Class A	1,506,909	7,469,989
Yum China Holdings, Inc.	166,072	9,479,390

		607,896,435

Denmark — 0.4%
AP Moeller - Maersk A/S, Class A	1,527	4,192,621
AP Moeller - Maersk A/S, Class B	1,371	3,973,086
DSV A/S	142,956	33,225,433
Genmab A/S(f)	31,084	13,964,532
GN Store Nord A/S	18,352	1,115,200
Novo Nordisk A/S, Class B	164,871	18,078,906
Pandora A/S	154,542	21,625,920

		96,175,698

Finland — 0.2%
Neste OYJ	777,425	43,280,659
Nordea Bank Abp	30,618	374,613
Wartsila OYJ Abp	39,664	550,069

		44,205,341

France — 2.4%
Alstom SA	1,545,291	55,070,753
Arkema SA	512,150	70,059,045
BNP Paribas SA	574,414	38,449,671
Cie de Saint-Gobain	866,218	59,779,898
Cie Generale des Etablissements Michelin SCA	2,428	381,724
Credit Agricole SA	49,910	752,990
Danone SA	1,005,708	65,557,815
Electricite de France SA	81,786	1,205,358
EssilorLuxottica SA	414,869	85,835,278
Faurecia SE	94	4,849
Kering SA	29,231	21,938,874
La Francaise des Jeux SAEM(b)	4,655	241,713
LVMH Moet Hennessy Louis Vuitton SE	124,940	97,968,139
Orange SA	118,505	1,292,291
Orpea SA	7,596	793,432
Pernod Ricard SA	7,892	1,815,634
Safran SA	826,839	111,284,032
Schneider Electric SE	25,773	4,443,731
Societe Generale SA	497,591	16,621,491
TotalEnergies SE	17,193	860,939
Worldline SA(b)(f)	4,275	249,302

		634,606,959

Germany — 3.2%
Adidas AG	201,705	66,018,291
Allianz SE, Registered Shares	408,810	94,929,910
Auto1 Group SE(b)(f)	1,125,715	44,245,097
BASF SE	16,690	1,201,240
Bayerische Motoren Werke AG	28,799	2,909,736
Brenntag SE	7,841	745,979
Covestro AG(b)	238,514	15,274,106
Daimler AG, Registered Shares	1,440,630	143,000,415
Deutsche Boerse AG	17,682	2,935,337
Deutsche Post AG, Registered Shares	16,085	995,774
Deutsche Telekom AG, Registered Shares	6,589,067	122,537,869
Evonik Industries AG	17,374	562,932
Fresenius Medical Care AG & Co. KGaA	4,954	329,090
Infineon Technologies AG	729,415	34,159,477
Puma SE	499,590	61,974,052
SAP SE	14,032	2,031,989

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Siemens AG, Registered Shares	1,154,187	$187,649,894
Siemens Energy AG(f)	74,401	2,135,352
Siemens Healthineers AG(b)	7,435	494,472
TeamViewer AG(b)(f)	98,324	1,467,512
Vantage Towers AG	2,473,975	85,053,866
Vitesco Technologies Group AG(f)	250	14,334

		870,666,724

Hong Kong — 0.4%
AIA Group Ltd.(b)	9,041,400	101,327,049
ASM Pacific Technology Ltd.	20,700	223,982
China Gas Holdings Ltd.	115,800	289,039
Hang Lung Properties Ltd.	3,247,000	7,535,811
Hysan Development Co. Ltd.	750,000	2,607,480
Jardine Matheson Holdings Ltd.(i)	8,200	476,282
Nine Dragons Paper Holdings Ltd.	358,000	450,185
SITC International Holdings Co. Ltd.	442,000	1,493,890
Sun Art Retail Group Ltd.	737,000	432,073

		114,835,791

India — 0.2%
HCL Technologies Ltd.	171,235	2,621,977
Indian Oil Corp. Ltd.	537,575	920,318
InterGlobe Aviation Ltd.(b)(f)	152,195	4,421,061
Reliance Industries Ltd.	853,505	26,336,368
Tata Consultancy Services Ltd.	12,928	587,636
Think & Learn Private Ltd., (Acquired 12/11/20, Cost: $8,580,000)(e)(h)	5,720	21,775,970

		56,663,330

Indonesia — 0.0%
Bank Central Asia Tbk PT	17,097,500	9,040,770

Ireland — 0.3%
Accenture PLC, Class A	4,708	1,689,183
Aptiv PLC(f)	405,680	70,138,015
Experian PLC	11,789	540,540
Medtronic PLC	33,810	4,052,467
Trane Technologies PLC	83,091	15,033,655

		91,453,860

Israel(f) — 0.3%
ION Acquisition Corp. 2 Ltd.	394,029	3,959,992
Playtika Holding Corp.	2,776,751	78,526,518
SimilarWeb Ltd.(i)	166,713	3,207,558

		85,694,068

Italy — 0.9%
Enel SpA	10,675,591	89,373,724
Eni SpA	50,028	717,023
Ferrari NV	89,133	21,150,090
Intesa Sanpaolo SpA	49,358,133	140,284,499

		251,525,336

Japan — 1.4%
Aisin Corp.	53,200	1,946,735
Asahi Kasei Corp.	59,100	620,866
Astellas Pharma, Inc.	126,150	2,126,734
Chugai Pharmaceutical Co. Ltd.	26,300	983,340
Daifuku Co. Ltd.	109,200	10,052,885
Disco Corp.	51,700	13,938,197
Electric Power Development Co. Ltd.	37,700	498,379
FANUC Corp.	91,600	18,102,092
Fujitsu Ltd.	2,200	380,225

Security	Shares	Value

Japan (continued)
GLP J-REIT	188	$306,639
GMO Payment Gateway, Inc.	93,400	11,833,427
Honda Motor Co. Ltd.	40,700	1,203,819
Hoya Corp.	626,750	92,262,907
Inpex Corp.	95,100	793,069
Japan Post Bank Co. Ltd.	113,300	883,968
Kao Corp.	53,800	3,043,360
Keyence Corp.	67,629	40,821,860
Kirin Holdings Co. Ltd.	59,700	1,039,129
Kose Corp.	210,500	24,444,484
Mazda Motor Corp.(f)	103,200	928,209
Mitsubishi Electric Corp.	255,900	3,436,592
Mizuho Financial Group, Inc.	201,100	2,654,111
NEC Corp.	55,700	2,851,952
Nidec Corp.	15,500	1,716,746
Nippon Paint Holdings Co. Ltd.	108,200	1,157,722
Nissan Motor Co. Ltd.(f)	173,000	880,546
Nomura Holdings, Inc.	771,800	3,675,709
Obic Co. Ltd.	2,400	443,817
Olympus Corp.	54,000	1,169,804
Ono Pharmaceutical Co. Ltd.	46,700	979,847
Oracle Corp. Japan	37,100	3,510,566
Oriental Land Co. Ltd.	146,600	23,153,958
Osaka Gas Co. Ltd.	18,600	299,794
Panasonic Corp.	66,300	819,867
Pigeon Corp.	22,600	523,330
Recruit Holdings Co. Ltd.	671,063	44,638,439
Seven & i Holdings Co. Ltd.	18,100	759,924
SMC Corp.	1,300	775,795
Sony Group Corp.	250,000	28,949,071
SUMCO Corp.	78,100	1,492,382
Sumitomo Corp.	55,900	796,556
Sumitomo Mitsui Financial Group, Inc.	19,500	632,768
Sumitomo Mitsui Trust Holdings, Inc.	28,600	940,764
Suzuki Motor Corp.	28,100	1,253,172
Takeda Pharmaceutical Co. Ltd.	31,500	884,073
Toho Gas Co. Ltd.	11,200	331,771
Tohoku Electric Power Co., Inc.	76,000	493,098
Tokyo Electron Ltd.	900	419,430
Tokyo Gas Co. Ltd.	29,900	518,853
Toray Industries, Inc.	118,200	736,565
Toyota Motor Corp.	110,000	1,940,857
United Urban Investment Corp.	356	443,775
Yamato Holdings Co. Ltd.	43,400	1,066,911
Z Holdings Corp.	1,213,700	7,534,671

		368,093,560

Luxembourg — 0.1%
ArcelorMittal SA	390,890	13,219,952

Macau — 0.0%
Sands China Ltd.(f)	298,400	680,106

Mexico — 0.0%
Grupo Bimbo SAB de CV, Series A	351,629	1,040,814

Netherlands — 2.4%
Adyen NV(b)(f)	30,975	93,461,151
Akzo Nobel NV	616,792	70,879,874
ASML Holding NV	208,607	169,576,547
Heineken Holding NV	5,575	516,663
ING Groep NV	11,413,104	173,124,256
Koninklijke Ahold Delhaize NV	34,374	1,118,270

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Koninklijke Philips NV	18,864	$889,912
Koninklijke Vopak NV	9,713	386,557
NXP Semiconductors NV	483,059	97,027,231
Prosus NV	3,820	336,477
QIAGEN NV(f)	385,633	21,492,414
Randstad NV	33,344	2,395,679
Royal Dutch Shell PLC, A Shares	66,527	1,524,059
Royal Dutch Shell PLC, B Shares	40,393	926,968
Stellantis NV	86,190	1,720,736

		635,376,794

Norway — 0.0%
LINK Mobility Group Holding ASA(f)	732,150	2,361,245

Poland — 0.0%
InPost SA(f)	620,480	8,859,079
Polski Koncern Naftowy ORLEN SA	37,835	815,982

		9,675,061

Portugal — 0.0%
Jeronimo Martins SGPS SA	278,896	6,319,113

Saudi Arabia — 0.0%
Dr Sulaiman Al Habib Medical Services Group Co.	7,143	315,740

Singapore — 0.1%
DBS Group Holdings Ltd.	411,900	9,625,220
Sea Ltd., ADR(f)	34,953	12,008,802
United Overseas Bank Ltd.	437,700	8,700,747

		30,334,769

South Africa — 0.0%
FirstRand Ltd.	169,187	642,686
Impala Platinum Holdings Ltd.	111,617	1,444,586
Kumba Iron Ore Ltd.	31,843	968,989
Standard Bank Group Ltd.	41,401	366,872

		3,423,133

South Korea — 0.7%
Amorepacific Corp.(i)	306,093	47,631,578
Doosan Infracore Co. Ltd.(f)	35,921	323,326
Hana Financial Group, Inc.	34,299	1,322,564
Kakao Corp.	360,449	38,778,687
KB Financial Group, Inc.	29,665	1,435,901
Krafton, Inc.(f)(i)	8,768	3,522,807
Kumho Petrochemical Co. Ltd.	6,685	983,612
LG Chem Ltd.	58,779	42,177,161
LG Electronics, Inc.	2,265	234,323
LG Household & Health Care Ltd.	359	359,318
Lotte Chemical Corp.	2,282	438,923
POSCO	20,914	5,304,452
Samsung Biologics Co. Ltd.(b)(f)	1,352	1,007,224
Samsung Electronics Co. Ltd.	56,085	3,357,984
Samsung Fire & Marine Insurance Co. Ltd.	3,825	758,201
Samsung SDI Co. Ltd.	61,119	38,561,677
SK Hynix, Inc.	6,185	545,211
SK Innovation Co. Ltd.(f)	6,656	1,388,109

		188,131,058

Spain — 0.4%
Cellnex Telecom SA(b)	1,728,300	106,289,896

Security	Shares	Value

Spain (continued)
Endesa SA	81,021	$1,868,564
Iberdrola SA	262,325	3,097,675

		111,256,135

Sweden — 0.9%
Atlas Copco AB, A Shares	319,267	20,560,374
Atlas Copco AB, B Shares	8,919	483,355
Elekta AB, -B Shares	73,618	857,240
Epiroc AB, Class A	545,184	13,564,978
EQT AB	10,203	538,921
Evolution AB(b)	2,016	327,281
H & M Hennes & Mauritz AB, B Shares	111,103	2,090,162
Hexagon AB, B Shares	1,664,876	26,794,008
Industrivarden AB, A Shares	2,003	66,075
Kinnevik AB, Class B(f)	15,249	598,536
Saab AB	18,892	526,675
Sandvik AB	2,780,808	70,517,695
Svenska Handelsbanken AB, A Shares	132,326	1,516,765
Swedbank AB, A Shares	561,734	12,183,279
Telia Co. AB	106,691	420,239
Volvo AB, B Shares	4,013,015	93,580,100

		244,625,683

Switzerland — 1.0%
ABB Ltd., Registered Shares	278,080	9,199,783
Adecco Group AG, Registered Shares	82,657	4,164,262
Alcon, Inc.(i)	151,957	12,667,136
Cie Financiere Richemont SA, Class A, Registered Shares	134,414	16,633,783
Holcim Ltd., Registered Shares	26,091	1,301,486
Kuehne + Nagel International AG, Registered Shares	6,249	1,968,125
Logitech International SA, Registered Shares	5,353	447,794
Lonza Group AG, Registered Shares	33,156	27,247,615
Nestle SA, Registered Shares	165,452	21,824,306
Novartis AG, Registered Shares	10,691	884,281
On Holding AG, Class A(f)(i)	52,816	1,804,195
Partners Group Holding AG	412	719,745
SGS SA, Registered Shares	217	642,433
Sika AG, Registered Shares	97,689	33,095,042
STMicroelectronics NV	302,198	14,347,995
Straumann Holding AG, Registered Shares	12,872	26,795,604
Swatch Group AG	5,521	1,519,625
TE Connectivity Ltd.	554,128	80,902,688
Zurich Insurance Group AG	1,331	589,927

		256,755,825

Taiwan — 0.9%
ASE Technology Holding Co. Ltd.	224,000	801,252
Asustek Computer, Inc.	65,000	826,398
Cathay Financial Holding Co. Ltd.	2,326,000	4,848,529
Chunghwa Telecom Co. Ltd.	1,438,000	5,706,347
Evergreen Marine Corp. Taiwan Ltd.	275,000	989,637
Formosa Chemicals & Fibre Corp.	1,249,000	3,624,205
Formosa Plastics Corp.	1,108,000	4,291,793
Fubon Financial Holding Co. Ltd.	2,991,373	7,907,463
Hon Hai Precision Industry Co. Ltd.	1,280,760	4,944,167
MediaTek, Inc.	126,000	4,146,998
Nan Ya Plastics Corp.	1,516,000	4,652,393
Nanya Technology Corp.	167,000	400,420
Novatek Microelectronics Corp.	196,000	2,939,792
SinoPac Financial Holdings Co. Ltd.	1,027,000	523,038

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Taiwan Cooperative Financial Holding Co. Ltd.	798,000	$648,831
Taiwan Glass Industry Corp.	1,190,000	1,172,905
Taiwan Semiconductor Manufacturing Co. Ltd.	8,482,000	179,990,498
U-Ming Marine Transport Corp.	128,000	242,748
Uni-President Enterprises Corp.	2,070,000	4,965,768
United Microelectronics Corp.	413,000	857,377
Yageo Corp.	410,000	6,417,204

		240,897,763

Thailand — 0.0%
Intouch Holdings PCL, Class F	2,781,700	6,308,233

Turkey — 0.0%
BIM Birlesik Magazalar A/S	64,146	414,674

United Arab Emirates(e) — 0.0%
Jawbone Health Hub, Inc., (Acquired 01/24/17, Cost: $0), 01/24/17(h)	1,518,232	15
NMC Health PLC(f)	1,077,976	15

		30

United Kingdom — 2.8%

10x Future Technologies Holdings Ltd., (Acquired 05/13/21, Cost: $24,142,699)(e)(h)	637,808	22,685,959
Alphawave IP Group PLC(f)(i)	2,629,157	7,174,681
Anglo American PLC	576,534	21,933,096
AstraZeneca PLC	844,580	105,658,059
AstraZeneca PLC, ADR	3,109	193,939
Auto Trader Group PLC(b)	1,085,315	8,997,735
Barclays PLC	4,382,894	12,094,478
Berkeley Group Holdings PLC	176,104	10,504,357
BP PLC	131,201	628,571
BP PLC, ADR	1,028,130	29,599,863
British American Tobacco PLC	19,054	662,782
Capri Holdings Ltd.(f)	397,146	21,144,053
Coca-Cola European Partners PLC	8,844	465,637
Compass Group PLC(f)	3,164,594	67,154,707
Diageo PLC	93,725	4,662,977
Dr. Martens PLC(f)	213,521	1,077,686
Ferguson PLC	124,438	18,723,367
Genius Sports Ltd.(f)(i)	442,909	8,211,533
GlaxoSmithKline PLC	94,438	1,960,611
HomeServe PLC	48,530	567,855
IHS Markit Ltd.	13,476	1,761,583
Intertek Group PLC	7,601	509,023
Legal & General Group PLC	573,057	2,260,012
Linde plc(f)	56,520	18,041,184
Lloyds Banking Group PLC	281,943,134	192,956,448
London Stock Exchange Group PLC	3,819	371,756
National Grid PLC	67,689	866,660
Natwest Group PLC	259,865	783,538
RELX PLC	34,816	1,079,553
Rio Tinto PLC	273,486	17,052,253
Royal Mail PLC	504,794	2,910,047
Smith & Nephew PLC	88,273	1,524,481
Spirax-Sarco Engineering PLC	72,231	15,419,111
THG PLC(f)	11,675,216	34,608,619
Unilever PLC	2,052,103	109,873,451
Vodafone Group PLC	1,691,116	2,492,453

		746,612,118

United States — 44.2%
Abbott Laboratories(j)	1,527,443	196,872,128

Security	Shares	Value

United States (continued)
AbbVie, Inc.(j)	1,438,348	$164,935,365
Adobe, Inc.(f)	10,994	7,150,058
Advance Auto Parts, Inc.	112,695	25,414,976
Advanced Micro Devices, Inc.(f)	2,605	313,199
AES Corp.	27,417	688,989
Agilent Technologies, Inc.	27,982	4,406,885
Air Products & Chemicals, Inc.	400,993	120,221,711
Airbnb, Inc., Class A(f)	41,179	7,027,608
Albemarle Corp.	48,605	12,174,094
Allstate Corp.	7,600	939,892
Alnylam Pharmaceuticals, Inc.(f)	77,685	12,395,419
Alphabet, Inc., Class A(f)	3,638	10,771,827
Alphabet, Inc., Class C(f)(j)	172,592	511,806,043
Altair Engineering, Inc., Class A(f)	315,599	24,550,446
AltC Acquisition Corp., Class A(f)	791,897	8,045,674
Amazon.com, Inc.(f)(j)	98,304	331,523,359
American Electric Power Co., Inc.	6,212	526,219
American Tower Corp.	668,088	188,380,773
American Water Works Co., Inc.	96,591	16,824,220
AMETEK, Inc.	8,827	1,168,695
Anthem, Inc.	255,609	111,223,144
Aon PLC, Class A	2,208	706,383
Apple, Inc.(j)	3,065,957	459,280,359
Applied Materials, Inc.	755,017	103,173,073
Aramark	69,518	2,536,017
Arrival Ltd.	4,055,477	67,037,035
Arthur J. Gallagher & Co.	7,670	1,286,029
Astra Space, Inc., (Acquired 08/20/21, Cost: $7,485,660)(h)	748,566	7,291,033
Atlassian Corp. PLC, Class A(f)	66,549	30,488,093
Autodesk, Inc.(f)	325,134	103,265,810
AutoZone, Inc.(f)	742	1,324,351
AvidXchange Holdings, Inc.(f)	20,200	449,046
Baker Hughes Co.	13,510	338,831
Bank of America Corp.(j)	4,847,100	231,594,438
Bath & Body Works, Inc.	322,672	22,293,408
Baxter International, Inc.	18,080	1,427,597
Becton Dickinson and Co.	11,038	2,644,594
Berkshire Grey, Inc.	270,707	1,867,878
Berkshire Hathaway, Inc., Class B(f)	75,405	21,641,989
Best Buy Co., Inc.	129,665	15,850,250
Bio-Rad Laboratories, Inc., Class A(f)	540	429,127
Blend Labs, Inc., Class A(f)(i)	988,950	14,339,775
Booking Holdings, Inc.(f)	206	498,681
Boston Scientific Corp.(f)	4,317,606	186,218,347
Bright Horizons Family Solutions, Inc.(f)	29,696	4,929,536
Bristol-Myers Squibb Co.	1,779,263	103,908,959
Brookfield Renewable Corp., Class A	10,613	439,579
Brown-Forman Corp., Class B	47,262	3,208,617
Cadence Design Systems, Inc.(f)	130,045	22,512,090
California Resources Corp.(f)	464,157	21,411,562
Capital One Financial Corp.	1,111,647	167,892,046
Caresyntax, Inc.(e)	39,141	6,724,424
Carrier Global Corp.	364,729	19,049,796
CBRE Group, Inc., Class A(f)(i)	4,736	492,923
Cerner Corp.	57,876	4,299,608
CF Industries Holdings, Inc.	165,031	9,373,761
Charles River Laboratories International, Inc.(f)	2,381	1,068,307
Charles Schwab Corp.	2,212,072	181,456,266
Charter Communications, Inc., Class A(f)	151,659	102,353,143
Cigna Corp.	13,038	2,785,047

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Citigroup, Inc.	6,495	$449,194
Citrix Systems, Inc.	4,118	390,098
CME Group, Inc.	89,781	19,801,200
Cognizant Technology Solutions Corp., Class A	4,917	383,969
Comcast Corp., Class A	2,965,264	152,503,528
ConocoPhillips	2,989,651	222,699,103
Constellation Brands, Inc., Class A	22,565	4,892,318
Corteva, Inc.	71,498	3,085,139
Costco Wholesale Corp.	345,296	169,726,796
Crowdstrike Holdings, Inc., Class A(f)	263,802	74,339,404
Crown Castle International Corp.	32,260	5,816,478
Crown PropTech Acquisitions(f)	487,104	4,841,814
Crown Proptech Acquisitions Pvt Ltd.(e)	186,720	106,430
D.R. Horton, Inc.	1,218,970	108,817,452
Danaher Corp.	59,241	18,469,567
Datadog, Inc., Class A(f)	76,638	12,802,378
Davidson Kempner Merchant Co-investment Fund LP, (Acquired 04/01/21, Cost: $17,262,094)(c)(e)(h)(k)	26,559,000	18,469,394
DaVita, Inc.(f)	23,657	2,442,349
Deere & Co.	16,396	5,612,515
Dell Technologies, Inc., Class C(f)	558,259	61,402,907
Delta Air Lines, Inc.(f)	202,499	7,923,786
Devon Energy Corp.	372,223	14,918,698
DexCom, Inc.(f)	48,780	30,400,184
DocuSign, Inc.(f)	2,310	642,850
Dollar Tree, Inc.(f)	4,968	535,352
Doma Holdings, Inc., (Acquired 09/08/21, Cost: $14,075,260)(h)	1,407,526	9,191,145
Domino’s Pizza, Inc.	1,065	520,753
Doubleverify Holdings, (Acquired 10/19/21, Cost: $6,996,468)(h)	406,504	16,069,103
Dow, Inc.	16,185	905,874
Dynatrace, Inc.(f)(i)	289,326	21,699,450
Eaton Corp. PLC	22,157	3,650,587
Edwards Lifesciences Corp.(f)	745,292	89,300,887
Element Solutions, Inc.	114,959	2,610,719
Emerson Electric Co.	51,918	5,036,565
Energy Transfer LP	1,037,797	9,869,449
Entergy Corp.	4,814	495,938
EPAM Systems, Inc.(f)	14,823	9,979,437
Epic Games, Inc., (Acquired 07/02/20, Cost: $23,484,725), 07/02/20(e)(h)	40,843	40,680,036
EQT Corp.(f)	5,357,962	106,677,023
Equifax, Inc.	1,351	374,808
Equity Residential	16,500	1,425,600
Estee Lauder Cos., Inc., Class A	30,377	9,852,172
Expedia Group, Inc.(f)	112,077	18,426,580
Exxon Mobil Corp.	125,127	8,066,938
Fair Isaac Corp.(f)	29,970	11,934,054
FedEx Corp.	68,791	16,202,344
Fidelity National Information Services, Inc.	12,580	1,393,109
Fiserv, Inc.(f)	7,129	702,135
FMC Corp.	33,998	3,094,158
Ford Motor Co.(f)	1,919,699	32,788,459
Fortinet, Inc.(f)	106,897	35,953,737
Fortive Corp.	2,094,076	158,542,494
Fortune Brands Home & Security, Inc.	145,929	14,797,201
FQT Private(e)	2,439,185	2,683,104
Franklin Resources, Inc.	50,713	1,596,952
Freeport-McMoRan, Inc.(j)	3,785,059	142,772,425

Security	Shares	Value

United States (continued)
Frontier Communications Parent, Inc.(f)(i)	488,458	$15,122,660
Gap, Inc.	51,505	1,168,648
Generac Holdings, Inc.(f)	19,957	9,949,762
General Motors Co.(f)	96,117	5,231,648
GGlobalfoundries, Inc.(f)	951,439	46,373,137
Gilead Sciences, Inc.	8,331	540,515
Gitlab, Inc., Class A(f)	2,195	246,279
Global Payments, Inc.	196,281	28,066,220
Goldman Sachs Group, Inc.	882	364,575
Hanesbrands, Inc.	55,457	944,987
Hasbro, Inc.	9,631	922,265
Health Care Select Sector SPDR Fund	201,333	26,942,382
Healthcare Merger Corp., (Acquired 10/30/20, Cost: $8,907,020), 10/30/20(h)	890,702	1,959,544
Hess Corp.	6,132	506,319
Hilton Worldwide Holdings, Inc.(f)	258,262	37,176,815
Home Depot, Inc.	409,105	152,080,693
Hormel Foods Corp.	12,011	508,306
HP, Inc.	55,644	1,687,683
IDEXX Laboratories, Inc.(f)	5,974	3,979,520
iHeartMedia, Inc., Class A(f)	10,778	208,878
Illumina, Inc.(f)	10,911	4,528,720
Informatica, Inc., Class A, Class A(f)	203,810	6,045,005
Insulet Corp.(f)	16,101	4,991,632
International Flavors & Fragrances, Inc.	475,067	70,048,629
International Paper Co.	12,179	604,931
Intuit, Inc.	4,560	2,854,514
Intuitive Surgical, Inc.(f)	240,530	86,862,599
Invesco Ltd.	44,522	1,131,304
IQVIA Holdings, Inc.(f)	18,834	4,923,584
Israel Amplify Program Corp.(e)	354,360	92,134
Johnson & Johnson	1,479,924	241,050,021
Johnson Controls International PLC	232,823	17,082,224
JPMorgan Chase & Co.	35,076	5,959,062
JumpCloud, Inc., (Acquired 09/03/21, Cost: $2,543,928)(e)(h)	424,788	2,543,928
Khosla Ventures Acquisition Co.(f)(i)	789,523	7,887,335
Kroger Co.	73,160	2,927,863
Lam Research Corp.	5,653	3,185,861
Lamb Weston Holdings, Inc.	9,589	541,299
Las Vegas Sands Corp.(f)	348,215	13,514,224
Latch, Inc., (Acquired 07/12/21, Cost: $6,510,670)(h)	651,067	5,931,220
Lennar Corp., Class A	3,640	363,745
Liberty Broadband Corp., Class A(f)	4,602	739,864
Liberty Broadband Corp., Class C(f)	5,529	898,186
Liberty Media Acquisition Corp.(f)	1,579,349	16,409,436
Liberty Media Corp. - Liberty SiriusXM, Class A(f)	917,006	45,648,559
Liberty Media Corp. - Liberty SiriusXM, Class C(f)	1,268,961	62,585,157
Lightning eMotors, Inc.	292,347	895,307
Lions Gate Entertainment Corp., Class A(f)(i)	283,825	3,675,534
Live Nation Entertainment, Inc.(f)(i)	169,841	17,179,417
Lookout, Inc., (Acquired 03/04/15, Cost: $2,002,652), 03/04/15(e)(h)	175,316	2,022,408
Lowe’s Cos., Inc.	515,654	120,570,218
LyondellBasell Industries NV, Class A	4,412	409,522
ManpowerGroup, Inc.	74,516	7,201,971
Marsh & McLennan Cos., Inc.	937,682	156,405,358
Masco Corp.	1,867,127	122,390,175

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Masimo Corp.(f)	76,088	$21,573,992
Mastercard, Inc., Class A	510,920	171,423,878
Matterport, Inc., (Acquired 08/27/21, Cost: $2,308,900)(h)	230,890	5,183,481
McCormick & Co., Inc.	10,691	857,739
McDonald’s Corp.	519,921	127,666,602
Meta Platforms, Inc., Class A(f)(j)	258,284	83,572,954
Mettler-Toledo International, Inc.(f)	2,908	4,306,399
Microchip Technology, Inc.	4,391	325,329
Micron Technology, Inc.	1,131,862	78,211,664
Microsoft Corp.(j)	2,042,188	677,230,385
Mirion Technologies, Inc., (Acquired 10/20/21, Cost: $26,727,100)(h)	2,672,710	27,530,052
Moderna, Inc.(f)(i)	96,844	33,431,517
MoneyLion, Inc., (Acquired 10/25/21, Cost: $8,453,730)(h)	845,373	5,097,599
MongoDB, Inc.(f)	44,650	23,275,598
Monster Beverage Corp.(f)	9,216	783,360
Moody’s Corp.	2,025	818,404
Morgan Stanley	1,321,237	135,796,739
MSCI, Inc.	765	508,633
Netflix, Inc.(f)	4,153	2,866,857
New Relic, Inc.(f)	149,299	12,117,107
Newmont Corp.	4,599	248,346
NextEra Energy, Inc.	2,458,761	209,806,076
Nielsen Holdings PLC	91,156	1,845,909
NIKE, Inc., Class B	124,270	20,789,128
Northern Genesis Acquisition Corp. II(f)	506,280	3,974,298
Northern Trust Corp.	19,676	2,420,935
NortonLifeLock, Inc.	101,769	2,590,021
NVIDIA Corp.(j)	556,952	142,395,918
Offerpad Solutions, Inc., (Acquired 10/01/21, Cost: $7,437,940)(h)	743,794	5,920,600
Okta, Inc.(f)(i)	85,322	21,089,892
ONEOK, Inc.	9,771	621,631
Opendoor Technologies Inc.(f)(i)	744,088	17,642,326
O’Reilly Automotive, Inc.(f)	23,742	14,775,121
Organon & Co.	6,863	252,215
Otis Worldwide Corp.	32,549	2,614,010
Palantir Technologies, Inc., Class A(f)	36,574	946,535
Palo Alto Networks, Inc.(f)(i)	66,353	33,779,649
Parker-Hannifin Corp.	213,948	63,454,837
PayPal Holdings, Inc.(f)	428,981	99,776,691
Peloton Interactive, Inc., Class A(f)	650,054	59,440,938
Penn National Gaming, Inc.(f)	208,714	14,943,922
PepsiCo, Inc.	99,566	16,089,866
PerkinElmer, Inc.	2,997	530,139
Pfizer, Inc.	31,320	1,369,937
Philip Morris International, Inc.	19,839	1,875,579
Pinnacle West Capital Corp.	7,591	489,544
Pinterest, Inc., Class A(f)	17,268	770,844
Playstudios, Inc., (Acquired 07/30/21, Cost: $10,393,480)(h)	1,039,348	4,469,196
PPG Industries, Inc.	618,508	99,313,830
Procter & Gamble Co.	3,234	462,430
Progressive Corp.	4,762	451,819
Prologis, Inc.	18,810	2,726,698
Public Storage	2,068	686,948
PubMatic, Inc., Class A(f)(i)	173,466	4,957,658
PVH Corp.(f)	167,017	18,259,969
Qualcomm, Inc.	152,754	20,322,392

Security	Shares	Value

United States (continued)
Quest Diagnostics, Inc.	17,545	$2,575,255
Regeneron Pharmaceuticals, Inc.(f)(i)	59,595	38,137,224
ResMed, Inc.	104,503	27,474,884
RingCentral, Inc., Class A(f)	31,295	7,629,095
Robert Half International, Inc.	98,902	11,182,849
Rocket Lab USA, Inc., (Acquired 10/08/21, Cost: $5,590,650)(h)	559,065	7,854,863
Rockwell Automation, Inc.	11,167	3,566,740
Ross Stores, Inc.	3,740	423,368
Rotor Acqusition Ltd.(e)	87,039	487,418
S&P Global, Inc.	1,609	762,923
salesforce.com, Inc.(f)	710,001	212,780,200
Sarcos Tech & Robot, (Acquired 10/21/21, Cost: $35,605,660)(h)	3,560,566	25,173,202
Sarcos Technology and Robotics Corp.(f)(i)	174,690	1,235,058
SBA Communications Corp.	15,566	5,375,407
Seagen, Inc.(f)	156,373	27,573,251
SEM4 Holdings Lock up, (Acquired 07/22/21, Cost: $10,527,583)(h)	2,124,304	16,752,650
Sema4 Holdings Corp., (Acquired 08/13/21, Cost: $9,298,300)(h)	929,830	7,503,728
Sempra Energy	1,131,753	144,445,635
Sensata Technologies Holding PLC(f)	78,622	4,332,072
ServiceNow, Inc.(f)	211,516	147,587,404
Skyworks Solutions, Inc.	2,454	410,137
SmartRent, Inc.(f)	985,687	12,942,070
Snap-on, Inc.	2,436	495,068
Snorkel AI, Inc., Series B, (Acquired 06/30/21, Cost: $1,060,929)(e)(h)	70,636	1,103,366
Sonos, Inc.(f)	724,252	23,625,100
Southern Co.	15,674	976,804
Southwest Airlines Co.(f)	23,815	1,125,973
SPDR Blackstone Senior Loan ETF	307,123	14,096,946
Spire Global, Inc.(f)	73,949	419,291
Splunk, Inc.(f)	100,668	16,592,100
Stanley Black & Decker, Inc.	9,833	1,767,285
Starwood Property Trust, Inc.	507,876	12,935,602
Stryker Corp.	2,030	540,122
Sun Country Airlines, (Acquired 09/17/21, Cost: $21,728,687)(h)	963,151	29,164,212
Sylvamo Corp.(f)	3,542	99,743
Synopsys, Inc.(f)	2,143	714,005
T. Rowe Price Group, Inc.	2,890	626,783
Taboola.com Ltd., (Acquired 09/02/21, Cost: $8,371,000)(h)	837,100	7,860,369
Tapestry, Inc.	55,078	2,146,940
Teledyne Technologies, Inc.(f)	1,694	760,979
Tesla, Inc.(f)	5,911	6,584,854
Thermo Fisher Scientific, Inc.	315,385	199,660,782
TJX Cos., Inc.	1,627,171	106,563,429
T-Mobile US, Inc.(f)	11,074	1,273,842
Toast, Inc., Class A(f)(i)	413,987	22,032,388
Toll Brothers, Inc.	37,384	2,249,395
TPB Acquisition Corp. I, Class A, Class A(f)	287,026	2,778,412
Tractor Supply Co.	2,775	602,647
TransDigm Group, Inc.(f)	43,417	27,084,393
Twilio, Inc., Class A(f)	99,277	28,925,347
Twitter, Inc.(f)	9,013	482,556
U.S. Bancorp	242,270	14,625,840
Uber Technologies, Inc.(f)	166,307	7,287,573
UDR, Inc.	9,544	529,978

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
Ulta Beauty, Inc.(f)		24,817	$9,116,773
Under Armour, Inc., Class A(f)		25,901	568,786
United Airlines Holdings, Inc.(f)		10,384	479,118
United Parcel Service, Inc., Class B		890,058	190,000,681
United Rentals, Inc.(f)		42,985	16,296,043
United States Steel Corp.(i)		365,259	9,639,185
UnitedHealth Group, Inc.		644,852	296,935,000
Universal Health Services, Inc., Class B		7,618	945,394
Vail Resorts, Inc.		6,882	2,372,294
Valero Energy Corp.		1,311,114	101,388,446
VeriSign, Inc.(f)		107,433	23,922,106
Verisk Analytics, Inc.		91,372	19,212,790
Verizon Communications, Inc.		114,811	6,083,835
Vertex Pharmaceuticals, Inc.(f)		6,867	1,269,914
Vertiv Holdings, (Acquired 09/15/21, Cost: $43,516,130)(h)		4,351,613	111,749,422
VF Corp.		38,108	2,777,311
Victoria’s Secret & Co.(f)		99,122	5,002,687
Visa, Inc., Class A		3,263	691,006
VMware, Inc., Class A(f)		735,030	111,504,051
Volta, Inc.(f)(i)		143,852	1,170,955
Vulcan Materials Co.		684,619	130,159,764
W.R. Berkley Corp.		4,068	323,813
W.W. Grainger, Inc.		1,219	564,531
Walmart, Inc.		416,339	62,209,373
Walt Disney Co.(f)		1,126,228	190,411,368
Waste Connections, Inc.		6,250	850,063
Waters Corp.(f)		7,672	2,819,844
Wells Fargo & Co.		306,232	15,666,829
Welltower, Inc.		4,312	346,685
Western Digital Corp.(f)		357,678	18,702,983
Weyerhaeuser Co.		383,616	13,702,764
Williams-Sonoma, Inc.		210,448	39,086,507
Willis Towers Watson PLC		12,175	2,949,759
WillScot Mobile Mini Holdings Corp.(f)(i)		420,259	14,604,000
Workday, Inc., Class A(f)		60,830	17,639,483
Wynn Resorts Ltd.(f)		194,063	17,426,857
Xilinx, Inc.		241,881	43,538,580
Yum! Brands, Inc.		24,243	3,028,920
Zebra Technologies Corp., Class A(f)		3,343	1,784,995
Zimmer Biomet Holdings, Inc.		67,089	9,601,778
Zoetis, Inc.		102,697	22,203,091
Zoom Video Communications, Inc., Class A(f)		8,228	2,259,820
Zscaler, Inc.(f)		119,311	38,043,505

			11,883,769,255

Total Common Stocks — 67.8% (Cost: $11,639,373,197)			18,210,358,626

		Par (000)

Corporate Bonds

Argentina — 0.0%
Genneia SA, 8.75%, 09/02/27(b)	USD	1,995	1,897,850

Security		Par (000)	Value

Australia(e) — 0.7%
Oceana Australian Trust, 10.25%, 08/31/25	AUD	13,002	$9,780,757
Oceana Australian Trust Pvt. Ltd., 10.00%, 08/31/23		7,008	5,284,948
Quintis Australia Pty. Ltd.(b)(g)(l)
(12.00% PIK), 12.00%, 10/01/28	USD	82,684	82,684,528
(7.50% Cash or 8.00% PIK), 7.50%, 10/01/26		88,836	88,835,756

			186,585,989

Austria — 0.0%
Klabin Austria GmbH, 3.20%, 01/12/31(b)		1,509	1,382,621
Suzano Austria GmbH, 3.13%, 01/15/32		1,715	1,616,388

			2,999,009

Bahamas — 0.0%
Intercorp Peru Ltd., 3.88%, 08/15/29(b)		986	958,121

Bahrain(d) — 0.0%
BBK BSC, 5.50%, 07/09/24		506	516,057
Oil and Gas Holding Co., 7.63%, 11/07/24		475	513,831

			1,029,888

Bermuda — 0.0%
Geopark Ltd., 5.50%, 01/17/27(b)		308	306,037
Hopson Development Holdings Ltd.(d)
6.80%, 12/28/23		1,708	1,588,760
7.00%, 05/18/24		392	364,266
Investment Energy Resources Ltd., 6.25%, 04/26/29(b)		260	276,900
Li & Fung Ltd.(d)
4.38%, 10/04/24		1,920	1,950,360
4.50%, 08/18/25		760	777,242
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak
4.85%, 10/14/38(d)		2,710	3,001,833
4.85%, 10/14/38(b)		2,231	2,471,251

			10,736,649

Brazil — 0.0%
Banco do Brasil SA/Cayman, 4.75%, 03/20/24(d)		1,282	1,345,539
Itau Unibanco Holding SA/Cayman Island, 3.25%, 01/24/25(b)		1,331	1,344,975
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(l)		1,000	899,250
Petrobras Global Finance BV
5.30%, 01/27/25		236	255,913
6.00%, 01/27/28		511	555,712
Rumo Luxembourg Sarl, 5.88%, 01/18/25(b)		723	744,826
Suzano Austria GmbH, 3.75%, 01/15/31		402	400,995
Vale Overseas Ltd., 3.75%, 07/08/30		1,006	1,026,120

			6,573,330

British Virgin Islands(d) — 0.1%
Fortune Star BVI Ltd., 5.95%, 10/19/25		3,132	3,124,170
Fuqing Investment Management Ltd., 3.25%, 06/23/25		3,490	3,336,876
Haimen Zhongnan Investment Development International Co. Ltd., 12.00%, 06/08/22		1,660	1,295,319
New Metro Global Ltd.
4.80%, 12/15/24		748	650,760

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

British Virgin Islands (continued)
New Metro Global Ltd. (continued) 4.50%, 05/02/26	USD	2,847	$2,398,597
Radiance Capital Investments Ltd., 8.80%, 09/17/23		285	258,424
RongXingDa Development BVI Ltd., 8.00%, 04/24/22		2,030	917,687

			11,981,833

Canada — 0.1%
Bausch Health Cos., Inc., 4.88%, 06/01/28(b)		3,444	3,546,631
Bombardier, Inc., 7.13%, 06/15/26(b)		2,119	2,222,301
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(b)
6.25%, 09/15/27		341	355,066
5.00%, 06/15/29		1,956	1,963,335
CNOOC Petroleum North America ULC, 7.40%, 05/01/28		3,200	4,062,000
First Quantum Minerals Ltd., 6.88%, 10/15/27(b)		4,329	4,640,959
Mattamy Group Corp., 4.63%, 03/01/30(b)		4,576	4,641,581

			21,431,873

Cayman Islands — 0.4%
AAC Technologies Holdings, Inc., 3.75%, 06/02/31(d)		3,900	3,851,757
Agile Group Holdings Ltd., 5.50%, 04/21/25(d)		3,415	2,561,250
Anton Oilfield Services Group/Hong Kong, 7.50%, 12/02/22(d)		410	394,574
Baidu Inc., 3.43%, 04/07/30		4,000	4,170,000
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(d)(m)		361	267,777
Central China Real Estate Ltd.(d)
7.65%, 08/27/23		1,674	887,743
7.90%, 11/07/23		1,550	790,500
7.75%, 05/24/24		3,176	1,429,200
7.25%, 07/16/24		200	88,000
China Aoyuan Group Ltd.(d)
7.95%, 06/21/24		1,502	600,800
5.98%, 08/18/25		2,110	822,900
6.20%, 03/24/26		3,132	1,221,480
China Evergrande Group(d)(f)(n)
8.25%, 03/23/22		2,289	629,475
10.00%, 04/11/23		1,139	273,360
China Resources Land Ltd., (5 year CMT + 5.14%), 3.75%(a)(d)(o)		3,310	3,397,922
China SCE Group Holdings Ltd.(d)
7.38%, 04/09/24		1,139	988,082
5.95%, 09/29/24		1,139	922,590
7.00%, 05/02/25		1,139	899,810
CIFI Holdings Group Co. Ltd.(d)
6.45%, 11/07/24		1,139	1,104,830
6.00%, 07/16/25		569	550,685
4.45%, 08/17/26		1,423	1,298,932
Country Garden Holdings Co. Ltd.(d)
5.40%, 05/27/25		2,310	2,269,575
7.25%, 04/08/26		2,310	2,361,975
5.13%, 01/14/27		3,100	3,015,719
DaFa Properties Group Ltd.(d)
9.95%, 01/18/22		1,520	1,398,875
12.38%, 07/30/22		430	380,631
Dexin China Holdings Co. Ltd.(d)
11.88%, 04/23/22		1,097	987,643

Security		Par (000)	Value

Cayman Islands (continued)
Dexin China Holdings Co. Ltd.(d) (continued)
9.95%, 12/03/22	USD	1,023	$751,199
Fantasia Holdings Group Co. Ltd.(d)(n)
7.95%, 07/05/22		510	160,650
10.88%, 01/09/23		3,132	986,580
11.88%, 06/01/23		1,401	441,315
9.25%, 07/28/23		902	284,130
9.88%, 10/19/23		481	151,515
Haidilao International Holding Ltd., 2.15%, 01/14/26(d)		3,630	3,448,936
Hilong Holding Ltd., 9.75%, 11/18/24(d)		2,120	1,791,797
JD.com, Inc., 3.38%, 01/14/30		3,490	3,627,262
Jingrui Holdings Ltd., 12.00%, 07/25/22(d)		1,940	1,250,112
Kaisa Group Holdings Ltd.(d)
10.88%, 07/23/23		1,571	471,300
9.75%, 09/28/23		1,386	429,660
11.95%, 11/12/23		2,267	647,228
11.25%, 04/16/25		1,800	567,000
9.95%, 07/23/25		490	142,100
Logan Group Co. Ltd.(d)
5.75%, 01/14/25		463	427,117
4.70%, 07/06/26		1,700	1,470,500
4.50%, 01/13/28		2,454	2,073,630
Longfor Group Holdings Ltd.(d)
4.50%, 01/16/28		2,950	3,117,412
3.95%, 09/16/29		2,180	2,238,996
Melco Resorts Finance Ltd.(d)
5.25%, 04/26/26		1,247	1,231,257
5.38%, 12/04/29		2,234	2,193,928
MGM China Holdings Ltd.
5.38%, 05/15/24(d)		2,000	1,998,500
5.38%, 05/15/24(b)		409	408,693
5.88%, 05/15/26(b)		413	412,303
Modern Land China Co. Ltd.(d)(n)
11.50%, 11/13/22		569	130,870
9.80%, 04/11/23		2,170	477,400
11.95%, 03/04/24		569	119,490
Oryx Funding Ltd., 5.80%, 02/03/31(b)		511	541,660
Powerlong Real Estate Holdings Ltd., 6.25%, 08/10/24(d)		1,139	1,033,642
Redco Properties Group Ltd., 9.90%, 02/17/24(d)		285	193,943
Redsun Properties Group Ltd.(d)
10.50%, 10/03/22		769	538,300
9.70%, 04/16/23		2,025	1,417,500
7.30%, 01/13/25		1,403	743,590
Ronshine China Holdings Ltd.(d)
8.10%, 06/09/23		2,277	957,052
7.35%, 12/15/23		445	187,039
6.75%, 08/05/24		2,020	828,831
7.10%, 01/25/25		3,465	1,387,083
Sable International Finance Ltd., 5.75%, 09/07/27(d)		621	646,616
Sands China Ltd., 4.38%, 06/18/30		1,500	1,528,020
Shelf Drilling Holdings Ltd., 8.88%, 11/15/24(b)		543	553,860
Shimao Group Holdings Ltd.(d)
5.60%, 07/15/26		3,100	2,853,550
3.45%, 01/11/31		1,899	1,594,210

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Shui On Development Holding Ltd.(d)
6.15%, 08/24/24	USD	1,139	$1,085,253
5.50%, 03/03/25		2,098	1,972,776
Sinic Holdings Group Co. Ltd.(d)(n)
8.50%, 01/24/22		490	49,123
10.50%, 06/18/22		1,580	110,877
Sunac China Holdings Ltd.(d)
7.95%, 10/11/23		1,139	848,911
6.50%, 01/10/25		1,394	975,800
7.00%, 07/09/25		1,900	1,330,000
Times China Holdings Ltd.(d)
6.75%, 07/08/25		2,971	2,272,815
5.75%, 01/14/27		2,977	2,158,325
Vale Overseas Ltd., 6.25%, 08/10/26		434	503,793
Weibo Corp., 3.38%, 07/08/30		3,760	3,714,880
Wynn Macau Ltd.
4.88%, 10/01/24(d)		1,403	1,326,098
4.88%, 10/01/24(b)		259	244,804
XP, Inc., 3.25%, 07/01/26(b)		870	830,741
Yuzhou Group Holdings Co. Ltd.(d)
8.50%, 02/04/23		1,950	936,000
8.50%, 02/26/24		4,248	1,826,640
8.38%, 10/30/24		1,875	806,250
8.30%, 05/27/25		1,423	597,660
7.38%, 01/13/26		1,423	583,430
Zhenro Properties Group Ltd.(d)
9.15%, 05/06/23		569	369,850
8.35%, 03/10/24		1,139	831,470
7.88%, 04/14/24		918	569,160
7.35%, 02/05/25		2,277	1,343,430
6.63%, 01/07/26		769	535,827
Zhongliang Holdings Group Co. Ltd.(d)
8.88%, 11/22/21		1,600	1,520,000
8.50%, 05/19/22		520	389,819

			111,755,593

Chile — 0.0%
Celulosa Arauco y Constitucion SA, 5.15%, 01/29/50(b)		650	721,711
Corp. Nacional del Cobre de Chile
3.75%, 01/15/31(b)		291	308,751
4.25%, 07/17/42(d)		1,188	1,299,969
GNL Quintero SA, 4.63%, 07/31/29(d)		842	901,972
Kenbourne Invest SA, 6.88%, 11/26/24(b)		1,001	1,046,045
Sociedad Quimica y Minera de Chile SA, 3.50%, 09/10/51(b)		1,067	1,037,140
VTR Comunicaciones SpA, 4.38%, 04/15/29(b)		1,820	1,829,669

			7,145,257

China — 0.2%
Bank of Communications Co. Ltd., (5 year CMT + 3.35%), 3.80%(a)(d)(o)		2,305	2,389,277
China Aoyuan Group Ltd.(d)
7.95%, 02/19/23		2,573	1,106,390
6.35%, 02/08/24		801	320,400
China Development Bank Financial Leasing Co. Ltd., (5 year CMT + 2.75%), 2.88%, 09/28/30(a)(d)		1,800	1,802,587
China Evergrande Group(d)(f)(n)
9.50%, 04/11/22		2,289	583,695

Security		Par (000)	Value

China (continued)
China Evergrande Group(d)(f)(n) (continued)
11.50%, 01/22/23	USD	2,277	$540,787
China Grand Automotive Services Ltd., 8.63%, 04/08/22(d)		1,940	1,677,251
China Milk Products Group Ltd., 0.00%, 01/15/49(f)(n)		39,500	39,500
China SCE Group Holdings Ltd., 7.25%, 04/19/23(d)		1,138	1,001,440
CIFI Holdings Group Co. Ltd., 5.95%, 10/20/25(d)		569	546,418
CMHI Finance BVI Co. Ltd., (3 year CMT + 6.35%), 3.50%(a)(d)(o)		2,310	2,355,189
Contemporary Ruiding Development Ltd., 2.63%, 09/17/30(d)		200	199,774
Easy Tactic Ltd.(d)
9.13%, 07/28/22		569	375,540
12.38%, 11/18/22		569	364,160
5.88%, 02/13/23		769	453,710
11.75%, 08/02/23		2,519	1,511,400
8.63%, 03/05/24		1,520	805,600
11.63%, 09/03/24		520	280,800
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22(d)(n)		3,710	1,168,650
Fortune Star BVI Ltd.(d)
6.85%, 07/02/24		732	741,379
5.00%, 05/18/26		579	550,231
5.05%, 01/27/27		2,562	2,370,651
Greenland Global Investment Ltd., 6.75%, 06/25/22(d)		440	338,800
Guoren Property & Casualty Insurance Co. Ltd., 3.35%, 06/01/26(d)		4,000	4,026,320
Haimen Zhongnan Investment Development International Co. Ltd., 10.88%, 06/18/22(d)		450	337,641
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24(d)		1,139	1,153,095
Kaisa Group Holdings Ltd.(d)
11.50%, 01/30/23		1,746	523,800
9.38%, 06/30/24		3,169	887,320
KWG Group Holdings Ltd., 7.40%, 03/05/24(d)		3,416	2,750,947
Minmetals Bounteous Finance BVI Ltd., (5 year CMT + 5.21%), 3.38%(a)(d)(o)		200	204,063
RKPF Overseas 2020 A Ltd., 5.13%, 07/26/26(d)		889	755,650
RKPF Overseas Ltd.(d)
Series 2019-A, 6.70%, 09/30/24		450	420,750
Series 2019-A, 5.90%, 03/05/25		1,423	1,294,930
Series 2019-A, 6.00%, 09/04/25		2,277	2,060,685
Series 2020-A, 5.20%, 01/12/26		1,093	945,445
Scenery Journey Ltd.(d)(f)(n)
11.50%, 10/24/22		1,423	288,158
12.00%, 10/24/23		1,708	345,870
Seazen Group Ltd., 6.00%, 08/12/24(d)		2,783	2,442,082
Sinochem Offshore Capital Co. Ltd., 2.38%, 09/23/31(d)		3,130	2,962,332
Sino-Ocean Land Treasure III Ltd., (5 year CMT + 3.26%), 4.90%(a)(d)(o)		683	556,645
Sino-Ocean Land Treasure IV Ltd.(d)
3.25%, 05/05/26		1,000	907,062
4.75%, 08/05/29		3,230	2,985,327

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
Sunac China Holdings Ltd.(d)
7.50%, 02/01/24	USD	1,753	$1,289,003
6.65%, 08/03/24		1,745	1,248,221
TCL Technology Investments Ltd., 1.88%, 07/14/25(d)		400	393,208
Vertex Capital Investment Ltd., 2.85%, 07/28/26(d)		4,000	3,993,750
Wanda Properties International Co. Ltd., 7.25%, 01/29/24(d)		569	535,038
Wanda Properties Overseas Ltd., 6.88%, 07/23/23(d)		569	536,994
Yuzhou Group Holdings Co. Ltd., 7.70%, 02/20/25(d)		1,423	597,660
ZhongAn Online P&C Insurance Co. Ltd., 3.50%, 03/08/26(d)		3,550	3,480,109

			59,445,734

Colombia — 0.0%
Banco GNB Sudameris SA, (5 year CMT + 6.66%), 7.50%, 04/16/31(a)(b)		1,007	1,020,091
Bancolombia SA, 3.00%, 01/29/25		666	670,912
Ecopetrol SA
5.38%, 06/26/26		1,222	1,321,517
4.63%, 11/02/31(c)		890	883,325
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		1,058	1,028,111
Grupo Aval Ltd., 4.38%, 02/04/30(b)		1,064	1,036,735
Millicom International Cellular SA, 5.13%, 01/15/28(d)		1,834	1,907,912
SURA Asset Management SA, 4.88%, 04/17/24(b)		1,109	1,189,610

			9,058,213

Cyprus — 0.0%
MHP SE, 7.75%, 05/10/24(b)		488	526,979

Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		2,368	2,505,344

Germany — 0.3%
Adler Pelzer Holding GmbH, 4.13%, 04/01/24(b)	EUR	18,415	19,877,638
APCOA Parking Holdings GmbH, (3 mo. Euribor + 5.00%), 5.00%, 01/15/27(a)(b)		13,620	15,727,084
Deutsche Bank AG, (SOFR + 2.76%), 3.73%, 01/14/32(a)	USD	3,245	3,326,260
Douglas GmbH, 6.00%, 04/08/26(b)	EUR	16,588	19,057,565
Kirk Beauty SUN GmbH, (8.25% Cash or 9.00% PIK), 8.25%, 10/01/26(b)(l)		8,659	9,510,202
KME SE, 6.75%, 02/01/23(d)		11,892	12,545,649

			80,044,398

Greece — 0.1%
Ellaktor Value PLC, 6.38%, 12/15/24(b)		14,660	16,421,602

Guatemala — 0.0%
Banco Industrial SA, (5 year CMT + 4.44%), 4.88%, 01/29/31(a)(b)	USD	539	538,764

Hong Kong(d) — 0.2%
AIA Group Ltd., (5 year CMT + 1.76%), 2.70%(a)(o)		3,760	3,756,475

Security		Par (000)	Value

Hong Kong (continued)
Bank of China Hong Kong Ltd., (5 year CMT + 3.04%), 5.90%(a)(o)	USD	2,390	$2,546,097
Bank of Communications Hong Kong Ltd.,
(5 year CMT + 1.40%), 2.30%, 07/08/31(a)		4,710	4,596,795
Bank of East Asia Ltd.(a)
(5 year CMT + 3.75%), 4.00%, 05/29/30		2,000	2,068,500
(5 year CMT + 4.26%), 5.88%(o)		1,746	1,816,167
(5 year CMT + 5.53%), 5.83%(o)		1,743	1,819,801
Blossom Joy Ltd., (5 year CMT + 5.80%), 3.10%(a)(o)		1,989	2,009,512
China CITIC Bank International Ltd., (5 year CMT + 2.25%), 4.63%, 02/28/29(a)		2,420	2,536,160
China South City Holdings Ltd., 10.88%, 06/26/22		2,070	903,684
CITIC Ltd., 2.85%, 02/25/30		600	609,300
CMB International Leasing Management Ltd., 2.75%, 08/12/30		2,800	2,688,525
CNAC HK Finbridge Co. Ltd.
4.13%, 07/19/27		2,550	2,752,853
5.13%, 03/14/28		2,630	2,986,575
3.88%, 06/19/29		1,290	1,370,444
3.00%, 09/22/30		1,470	1,462,547
Far East Horizon Ltd., 4.25%, 10/26/26		1,400	1,391,513
GLP China Holdings Ltd., 2.95%, 03/29/26		4,000	3,969,440
Lenovo Group Ltd., 3.42%, 11/02/30		2,210	2,281,549
Nan Fung Treasury III Ltd., 5.00%(o)		2,130	2,134,393
Nan Fung Treasury Ltd., 3.63%, 08/27/30		760	759,164
Nanyang Commercial Bank Ltd., (5 year CMT + 2.18%), 3.80%, 11/20/29(a)		2,470	2,536,073
NWD MTN Ltd., 4.13%, 07/18/29		4,400	4,404,950
Vanke Real Estate Hong Kong Co. Ltd., 3.98%, 11/09/27		4,060	4,229,505
Wanda Group Overseas Ltd., 8.88%, 03/21/23		2,000	1,750,000
Westwood Group Holdings Ltd., 2.80%, 01/20/26		2,390	2,308,023
Yango Justice International Ltd.
10.00%, 02/12/23		984	885,600
9.25%, 04/15/23		2,278	455,600
7.88%, 09/04/24		1,223	244,600
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26		1,139	1,104,830

			62,378,675

India — 0.2%
Bharat Petroleum Corp. Ltd., 4.00%, 05/08/25(d)		760	796,243
Bharti Airtel Ltd., 3.25%, 06/03/31(d)		1,320	1,313,598
GMR Hyderabad International Airport Ltd.(d)
5.38%, 04/10/24		1,397	1,431,314
4.25%, 10/27/27		996	963,630
HDFC Bank Ltd., (5 year CMT + 2.93%), 3.70%(a)(d)(o)		3,287	3,262,347
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27(d)		3,230	3,387,059
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26(d)		569	589,804
ICICI Bank Ltd./Dubai, 3.80%, 12/14/27(d)		3,840	4,090,320
Indian Railway Finance Corp. Ltd.(d)
3.25%, 02/13/30		3,260	3,299,120
2.80%, 02/10/31		760	732,245
JSW Steel Ltd., 5.38%, 04/04/25(d)		1,391	1,462,289
Manappuram Finance Ltd., 5.90%, 01/13/23(d)		1,747	1,786,853

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

India (continued)
Muthoot Finance Ltd., 6.13%, 10/31/22(b)	USD	816	$835,788
NTPC Ltd., 4.25%, 02/26/26(d)		3,840	4,108,320
Oil India Ltd., 5.13%, 02/04/29(d)		2,710	3,019,617
Power Finance Corp. Ltd.(d)
6.15%, 12/06/28		760	895,993
4.50%, 06/18/29		2,840	3,023,357
REC Ltd., 2.75%, 01/13/27(d)		2,000	1,973,540
REI Agro Ltd.(f)(n)
5.50%, 11/13/21		44,430	255,039
5.50%, 11/13/21(e)		8,271	1
ReNew Power Pvt Ltd., 5.88%, 03/05/27(d)		1,721	1,803,285
ReNew Power Synthetic, 6.67%, 03/12/24(d)		569	594,534
Shriram Transport Finance Co. Ltd.
5.95%, 10/24/22(d)		1,139	1,158,363
5.10%, 07/16/23(d)		631	640,662
4.40%, 03/13/24		1,708	1,710,135
Summit Digitel Infrastructure Pvt Ltd., 2.88%, 08/12/31(d)		2,805	2,685,731
Vedanta Resources Finance II PLC, 13.88%, 01/21/24(d)		1,398	1,511,588

			47,330,775

Indonesia(d) — 0.1%
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26		1,222	1,237,791
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/25		1,399	1,413,581
Global Prime Capital Pte Ltd., 5.95%, 01/23/25		1,139	1,162,136
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26		1,397	1,493,480
Pelabuhan Indonesia II PT, 5.38%, 05/05/45		2,310	2,693,749
Pertamina Persero PT
3.65%, 07/30/29		985	1,044,593
3.10%, 08/27/30		1,325	1,345,021
6.50%, 05/27/41		1,920	2,495,760
6.00%, 05/03/42		2,100	2,588,250
5.63%, 05/20/43		3,100	3,696,750
6.45%, 05/30/44		1,760	2,304,280
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.45%, 05/21/28		1,500	1,729,031
5.38%, 01/25/29		4,710	5,428,793
5.25%, 10/24/42		2,250	2,504,953
5.25%, 05/15/47		1,200	1,331,100
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33		406	453,070
Theta Capital Pte Ltd., 8.13%, 01/22/25		1,398	1,481,880

			34,404,218

Ireland — 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/26		1,890	1,907,746
Lukoil Capital DAC, 2.80%, 04/26/27(b)		1,352	1,347,268
Metalloinvest Finance DAC, 3.38%, 10/22/28(b)		2,350	2,344,548
Phosagro OAO Via Phosagro Bond Funding DAC, 3.05%, 01/23/25(b)		507	523,097

			6,122,659

Security		Par (000)	Value

Isle of Man — 0.0%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30	USD	870	$876,525
Gohl Capital Ltd., 4.25%, 01/24/27(d)		4,260	4,412,561

			5,289,086

Israel(b)(d) — 0.0%
Bank Leumi Le-Israel BM, (5 year CMT + 1.63%), 3.28%, 01/29/31(a)		1,790	1,803,425
Energean Israel Finance Ltd.
4.50%, 03/30/24		872	887,293
4.88%, 03/30/26		413	418,728
Leviathan Bond Ltd., 5.75%, 06/30/23		894	923,266

			4,032,712

Italy(b) — 0.2%
Forno d’Asolo SpA, (3 mo. Euribor + 5.50%), 5.50%, 04/30/27(a)	EUR	21,390	23,965,251
Intesa Sanpaolo SpA, (5 year USD Swap + 5.46%), 7.70%(a)(o)	USD	3,450	3,851,062
Marcolin SpA, 6.13%, 11/15/26	EUR	10,346	12,229,074
Shiba Bidco SpA, 4.50%, 10/31/28		9,744	11,247,167

			51,292,554

Japan — 0.0%
Nissan Motor Co. Ltd., 3.52%, 09/17/25(b)	USD	1,964	2,066,234

Jersey — 0.0%
Wheel Bidco Ltd., 6.75%, 07/15/26(b)	GBP	4,123	5,514,788

Kuwait — 0.0%
NBK Tier 1 Financing Ltd., (6 year USD Swap + 2.88%), 3.63%(a)(b)(o)	USD	945	939,980

Luxembourg — 0.3%
Atento Luxco 1 SA, 8.00%, 02/10/26(b)		271	287,396
FEL Energy VI Sarl, 5.75%, 12/01/40		503	495,727
Garfunkelux Holdco 3 SA(b)
6.75%, 11/01/25	EUR	4,916	5,880,660
7.75%, 11/01/25	GBP	8,358	11,852,987
Gol Finance SA, 8.00%, 06/30/26(b)	USD	2,206	2,146,438
Herens Midco Sarl, 5.25%, 05/15/29(b)	EUR	12,016	12,933,717
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(b)	USD	22,270	22,771,075
Kenbourne Invest SA, 4.70%, 01/22/28(b)		246	244,770
MC Brazil Downstream Trading Sarl, 7.25%, 06/30/31(b)		795	774,131
Millicom International Cellular SA, 4.50%, 04/27/31(b)		493	505,571
Picard Bondco SA, 5.38%, 07/01/27(b)	EUR	8,380	9,687,279
Puma International Financing SA
5.13%, 10/06/24(d)	USD	806	811,289
5.00%, 01/24/26(b)		341	342,556
Sani/Ikos Financial Holdings 1 Sarl, 5.63%, 12/15/26(b)	EUR	8,042	9,459,241
Simpar Europe SA, 5.20%, 01/26/31(b)	USD	225	216,000

			78,408,837

Macau(d) — 0.0%
Champion Path Holdings Ltd.
4.50%, 01/27/26		1,398	1,387,952
4.85%, 01/27/28		1,396	1,373,141
MGM China Holdings Ltd., 5.88%, 05/15/26		796	794,657

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Macau (continued)
Studio City Finance Ltd., 5.00%, 01/15/29	USD	2,295	$2,059,762
Wynn Macau Ltd., 5.50%, 01/15/26		2,095	1,972,966

			7,588,478

Malaysia — 0.1%
Dua Capital Ltd., 2.78%, 05/11/31(d)		5,000	4,932,150
Petronas Capital Ltd., 3.50%, 04/21/30(b)		1,151	1,240,881
TNB Global Ventures Capital Bhd, 4.85%, 11/01/28(d)		4,650	5,368,716

			11,541,747

Mauritius — 0.1%
Azure Power Energy Ltd., 3.58%, 08/19/26(b)		675	678,586
CA Magnum Holdings, 5.38%, 10/31/26(c)		1,775	1,821,594
HTA Group Ltd., 7.00%, 12/18/25(b)		1,450	1,509,178
India Cleantech Energy, 4.70%, 08/10/26(b)		790	790,988
India Green Energy Holdings
5.38%, 04/29/24(b)		1,411	1,460,826
5.38%, 04/29/24(d)		1,399	1,448,402
India Green Power Holdings, 4.00%, 02/22/27(d)		1,246	1,241,717
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(d)(o)		3,143	3,321,365
UPL Corp. Ltd.(d)
4.50%, 03/08/28		2,990	3,153,142
4.63%, 06/16/30		2,990	3,149,404
(5 year CMT + 3.87%), 5.25%(a)(o)		968	979,374

			19,554,576

Mexico — 0.1%
Alfa SAB de CV, 6.88%, 03/25/44(b)		1,108	1,450,095
Alpek SAB de CV, 3.25%, 02/25/31(b)		200	197,600
Braskem Idesa SAPI, 6.99%, 02/20/32(b)		468	478,670
Cemex SAB de CV
5.45%, 11/19/29(d)		546	589,721
3.88%, 07/11/31(b)		209	208,854
Coca-Cola Femsa SAB de CV, 1.85%, 09/01/32		274	258,296
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)		680	777,452
Cydsa SAB de CV, 6.25%, 10/04/27(b)		502	509,593
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95%(a)(b)(o)		750	780,375
Industrias Penoles SAB de CV, 4.75%, 08/06/50(b)		460	498,755
Kimberly-Clark de Mexico SAB de CV, 2.43%, 07/01/31(b)		410	405,388
Mexico City Airport Trust
4.25%, 10/31/26(b)		1,251	1,336,894
5.50%, 07/31/47(d)		515	520,407
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)		1,897	1,864,751
Orbia Advance Corp. SAB de CV, 1.88%, 05/11/26(b)		475	470,255
Petroleos Mexicanos
6.50%, 03/13/27		3,535	3,755,054
6.84%, 01/23/30		1,349	1,407,344
5.95%, 01/28/31		2,412	2,367,378
6.35%, 02/12/48		1,675	1,421,656
7.69%, 01/23/50		723	690,465
Trust Fibra Uno, 5.25%, 01/30/26(b)		863	943,097

			20,932,100

Security		Par (000)	Value

Morocco — 0.0%
OCP SA, 3.75%, 06/23/31(b)	USD	422	$413,560

MultiNational — 0.0%
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)		1,790	1,857,125
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29(b)		832	920,400
Mongolian Mining Corp/Energy Resources LLC, 9.25%, 04/15/24(d)		2,659	2,362,023
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29(b)		271	269,730

			5,409,278

Netherlands — 0.1%
Embraer Netherlands Finance BV, 6.95%, 01/17/28(b)		910	1,008,280
Equate Petrochemical BV(b)
4.25%, 11/03/26		618	672,848
2.63%, 04/28/28		733	730,480
Greenko Dutch BV, 3.85%, 03/29/26(d)		4,151	4,176,732
Metinvest BV, 8.50%, 04/23/26(d)		475	534,316
Minejesa Capital BV(d)
4.63%, 08/10/30		1,900	1,952,459
5.63%, 08/10/37		2,400	2,523,000
Titan Holdings II BV, 5.13%, 07/15/29(b)	EUR	6,277	7,159,704
VEON Holdings BV(b)
4.00%, 04/09/25	USD	1,168	1,210,340
3.38%, 11/25/27		814	814,407
Vivo Energy Investments BV, 5.13%, 09/24/27(b)		845	891,369

			21,673,935

Oman — 0.0%
OQ SAOC, 5.13%, 05/06/28(b)		1,189	1,215,752

Panama(b) — 0.0%
Aeropuerto Internacional de Tocumen SA
4.00%, 08/11/41		1,485	1,494,096
5.13%, 08/11/61		1,145	1,193,161
Avianca Holdings SA, Series IAI, (10.00% Cash or 12.00% PIK), 9.00%, 03/31/22(l)		1,375	1,379,164
Banco Nacional de Panama, 2.50%, 08/11/30		1,585	1,494,655

			5,561,076

Paraguay — 0.0%
Frigorifico Concepcion SA, 7.70%, 07/21/28(b)		410	416,919

Peru — 0.0%
Inkia Energy Ltd., 5.88%, 11/09/27(d)		1,026	1,055,690
InRetail Consumer, 3.25%, 03/22/28(b)		940	920,789
Kallpa Generacion SA, 4.88%, 05/24/26(d)		1,245	1,324,991
Nexa Resources SA, 5.38%, 05/04/27(b)		1,242	1,317,917
SAN Miguel Industrias Pet SA/NG PET R&P Latin America SA, 3.50%, 08/02/28(b)		1,376	1,346,760

			5,966,147

Philippines — 0.0%
Globe Telecom, Inc., (5 year CMT + 5.53%), 4.20%(a)(c)(d)(o)		1,015	1,030,542

Qatar — 0.0%
Qatar Petroleum, 3.30%, 07/12/51(b)		1,014	1,037,132

Republic of Korea — 0.0%
LG Chem Ltd., 2.38%, 07/07/31(d)		2,500	2,453,000

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

S.Georgia/S.San — 0.0%
Credit Suisse Group Guernsey VII Ltd., Series AR, 3.00%, 11/12/21(b)(d)(e)	CHF	4,800	$5,771,953

Saudi Arabia(b) — 0.0%
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26	USD	2,318	2,417,239
Saudi Arabian Oil Co., 2.25%, 11/24/30		1,087	1,051,197

			3,468,436

Singapore — 0.1%
ABJA Investment Co. Pte Ltd., 5.45%, 01/24/28(d)		2,796	3,089,580
BOC Aviation Ltd., 3.50%, 09/18/27(d)		2,560	2,699,200
BPRL International Singapore Pte Ltd., 4.38%, 01/18/27(d)		2,990	3,146,601
Continuum Energy Levanter Pte Ltd.
4.50%, 02/09/27(d)		1,212	1,239,488
4.50%, 02/09/27(b)		947	968,445
DBS Group Holdings Ltd., (5 year CMT + 1.92%), 3.30%(a)(d)(o)		2,370	2,415,178
GLP Pte Ltd., (5 year CMT + 3.74%), 4.50%(a)(d)(o)		1,281	1,233,363
LLPL Capital Pte Ltd., 6.88%, 02/04/39(d)		2,215	2,540,570
LMIRT Capital Pte Ltd., 7.50%, 02/09/26(d)		1,139	1,177,797
Medco Platinum Road Pte Ltd., 6.75%, 01/30/25(d)		1,397	1,454,888
Oil India International Pte Ltd., 4.00%, 04/21/27(d)		760	796,005
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 07/27/26(d)		3,910	4,097,680
Puma International Financing SA, 5.13%, 10/06/24(b)		703	707,614
TML Holdings Pte Ltd., 4.35%, 06/09/26(d)		1,139	1,155,017

			26,721,426

South Africa — 0.0%
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		1,079	1,149,000
Sasol Financing USA LLC, 6.50%, 09/27/28		486	538,245

			1,687,245

South Korea(d) — 0.1%
Hanwha Life Insurance Co. Ltd., (5 year CMT + 2.00%), 4.70%(a)(o)		2,890	2,976,339
Kookmin Bank
2.50%, 11/04/30		2,710	2,671,654
(5 year CMT + 2.64%), 4.35%(a)(o)		2,310	2,426,655
Shinhan Financial Group Co. Ltd., (5 year CMT + 2.06%), 2.88%(a)(o)		1,550	1,531,109
SK Hynix, Inc., 2.38%, 01/19/31		3,160	3,036,760

			12,642,517

Spain — 0.0%
Banco Bilbao Vizcaya Argentaria SA, (5 year USD Swap + 3.87%), 6.13%(a)(o)		400	430,104

Thailand — 0.1%
Bangkok Bank PCL(a)
(5 year CMT + 1.90%), 3.73%, 09/25/34(d)		832	844,896
(5 year CMT + 2.15%), 3.47%, 09/23/36(d)		1,500	1,488,825
(5 year CMT + 4.73%), 5.00%(o)		3,000	3,098,062
GC Treasury Center Co. Ltd.(d)
2.98%, 03/18/31		820	827,585
4.30%, 03/18/51		820	909,421

Security		Par (000)	Value

Thailand (continued)
Kasikornbank PCL, (5 year CMT + 1.70%), 3.34%, 10/02/31(a)(d)	USD	819	$820,689
Krung Thai Bank PCL/Cayman Islands, (5 year CMT + 3.53%), 4.40%(a)(d)(o)		996	993,821
Muang Thai Life Assurance PCL, (10 year CMT + 2.40%), 3.55%, 01/27/37(a)(d)		2,350	2,367,508
Thaioil Treasury Center Co. Ltd., 5.38%, 11/20/48(d)		2,860	3,258,627

			14,609,434

Turkey — 0.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.38%, 06/29/28(b)		639	641,396
Bio City Development Co. BV, 8.00%, 07/06/22(e)(f)(g)(n)		140,850	11,268,000

			11,909,396

United Arab Emirates(d) — 0.0%
DP World PLC, 6.85%, 07/02/37		650	861,276
MAF Sukuk Ltd., 4.64%, 05/14/29		946	1,063,540

			1,924,816

United Kingdom — 0.5%
Antofagasta PLC, 2.38%, 10/14/30(b)		389	365,733
Barclays PLC, (5 year USD Swap + 6.77%), 7.88%(a)(d)(o)		3,823	3,904,239
BCP V Modular Services Finance II PLC, 6.13%, 11/30/28(b)	GBP	12,036	16,471,876
BCP V Modular Services Finance PLC, 6.75%, 11/30/29(b)	EUR	16,262	18,394,694
Boparan Finance PLC, 7.63%, 11/30/25(d)	GBP	8,590	9,816,135
Constellation Automotive Financing PLC, 4.88%, 07/15/27(b)		3,529	4,648,505
Deuce Finco PLC, 5.50%, 06/15/27(b)		18,293	24,874,625
Fresnillo PLC, 4.25%, 10/02/50(b)	USD	1,000	1,018,125
Inspired Entertainment Financing PLC, 7.88%, 06/01/26(b)	GBP	7,442	10,388,449
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(b)	USD	1,431	1,485,110
Modulaire Global Finance plc, 6.50%, 02/15/23(d)	EUR	29,191	34,259,738
Vedanta Resources Finance II PLC
8.00%, 04/23/23(d)	USD	1,748	1,716,099
8.95%, 03/11/25(d)		1,748	1,765,480
8.95%, 03/11/25(b)		639	645,390

			129,754,198

United States — 3.6%
Acadia Healthcare Co., Inc.(b)
5.50%, 07/01/28		843	878,828
5.00%, 04/15/29		702	716,040
Affinity Gaming, 6.88%, 12/15/27(b)		2,731	2,831,228
Air Lease Corp., 3.13%, 12/01/30		4,842	4,945,448
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.50%, 03/15/29(b)		12,108	11,934,674
Allegiant Travel Co., 8.50%, 02/05/24(b)		19,212	20,748,960
Ally Financial, Inc., Series B, (5 year CMT + 3.87%), 4.70%(a)(o)		3,773	3,909,771
AMC Networks, Inc.
5.00%, 04/01/24		215	217,419
4.75%, 08/01/25		429	439,725

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
American Express Co., (5 year CMT + 2.85%), 3.55%(a)(o)	USD	3,924	$3,943,620
AMN Healthcare, Inc., 4.00%, 04/15/29(b)		855	867,825
Aramark Services, Inc., 5.00%, 02/01/28(b)		582	595,095
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 08/01/29(b)		1,440	1,427,400
Avantor Funding, Inc., 4.63%, 07/15/28(b)		2,229	2,312,476
Avaya, Inc., 6.13%, 09/15/28(b)		5,920	6,158,576
Aviation Capital Group LLC, 1.95%, 09/20/26(b)		4,297	4,213,781
Azul Investments LLP
5.88%, 10/26/24(d)		521	482,348
7.25%, 06/15/26(b)		654	606,299
Bank of America Corp.(a)
(SOFR + 1.32%), 2.69%, 04/22/32		4,751	4,810,037
Series JJ, (3 mo. LIBOR US + 3.29%), 5.13%(o)		3,723	3,932,419
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(b)		1,075	1,155,625
Boyd Gaming Corp., 8.63%, 06/01/25(b)		1,435	1,546,213
Bristow Group, Inc., 6.88%, 03/01/28(b)		4,432	4,598,200
Broadcom, Inc., 1.95%, 02/15/28(b)		1,280	1,254,046
Buckeye Partners LP
4.35%, 10/15/24		1,170	1,223,843
4.13%, 03/01/25(b)		5,777	5,921,425
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25		13,741	14,453,471
8.13%, 07/01/27		7,996	8,955,920
4.63%, 10/15/29		2,127	2,137,210
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)		2,783	2,924,237
Capital One Financial Corp., Series M, (5 year CMT + 3.16%), 3.95%(a)(o)		3,843	3,901,798
Carrols Restaurant Group, Inc., 5.88%, 07/01/29(b)		1,580	1,445,700
Cedar Fair LP, 5.25%, 07/15/29		275	284,963
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.38%, 04/15/27		280	288,400
Centene Corp.
4.25%, 12/15/27		1,367	1,431,933
2.45%, 07/15/28		9,035	9,004,351
2.63%, 08/01/31		6,045	5,946,587
Centennial Resource Production LLC, 5.38%, 01/15/26(b)		575	572,125
Central American Bottling Corp., 5.75%, 01/31/27(d)		1,627	1,682,216
Charles Schwab Corp., (5 year CMT + 3.17%), 4.00%(a)(o)		3,778	3,888,129
Charter Communications Operating LLC/Charter Communications Operating Capital
2.80%, 04/01/31		7,526	7,483,661
3.90%, 06/01/52		5,556	5,621,052
Cheniere Energy Partners LP, 3.25%, 01/31/32(b)		664	658,157
Cheniere Energy, Inc., 4.63%, 10/15/28		2,320	2,432,984
Chesapeake Energy Corp.(b)
5.50%, 02/01/26		4,991	5,203,117
5.88%, 02/01/29		910	966,875

Security		Par (000)	Value

United States (continued)
Churchill Downs, Inc., 5.50%, 04/01/27(b)	USD	333	$344,239
Citigroup, Inc.(a)
(SOFR + 1.17%), 2.56%, 05/01/32		3,525	3,539,727
(SOFR + 3.91%), 4.41%, 03/31/31		6,453	7,394,852
Series V, (SOFR + 3.23%), 4.70%(o)		3,819	3,871,511
Clean Harbors, Inc., 4.88%, 07/15/27(b)		294	306,128
Colgate Energy Partners III LLC, 7.75%, 02/15/26(b)		1,643	1,753,903
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		577	589,983
CSC Holdings LLC(b)
4.13%, 12/01/30		9,915	9,493,612
4.63%, 12/01/30		17,059	15,630,309
3.38%, 02/15/31		3,518	3,204,019
DAE Funding LLC(b)
1.55%, 08/01/24		598	589,964
2.63%, 03/20/25		904	911,955
3.38%, 03/20/28		1,032	1,051,350
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		280	290,150
DaVita, Inc.(b)
4.63%, 06/01/30		8,702	8,745,162
3.75%, 02/15/31		15,222	14,422,845
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.88%, 08/15/27(b)		785	813,770
Easy Tactic Ltd., 8.13%, 02/27/23(d)		769	453,710
Edison International, (5 year CMT + 4.70%), 5.38%(a)(o)		3,904	4,030,880
Emergent BioSolutions, Inc., 3.88%, 08/15/28(b)		399	383,040
Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 01/30/28(b)		506	531,300
Equinix, Inc., 2.50%, 05/15/31		2,145	2,145,190
Forestar Group, Inc.(b)
3.85%, 05/15/26		1,840	1,839,982
5.00%, 03/01/28		12,057	12,373,496
Fresh Market, Inc., 9.75%, 05/01/23(b)		3,262	3,351,705
Frontier Communications Holdings LLC
5.88%, 10/15/27(b)		2,170	2,273,075
5.00%, 05/01/28(b)		5,269	5,354,621
6.75%, 05/01/29(b)		8,434	8,676,477
5.88%, 11/01/29		1,137	1,132,730
Frontier North Inc., 6.73%, 02/15/28		5,875	6,300,937
Full House Resorts, Inc., 8.25%, 02/15/28(b)		838	886,185
GCI LLC, 4.75%, 10/15/28(b)		1,436	1,486,260
General Motors Financial Co., Inc., 2.70%, 08/20/27		8,499	8,676,270
Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 01/15/27		1,243	1,248,842
Goldman Sachs Group, Inc.(a)
(SOFR + 1.28%), 2.62%, 04/22/32		10,072	10,113,409
Series T, (5 year CMT + 2.97%), 3.80%(o)		3,890	3,890,000
Great Western Petroleum LLC/Great Western Finance Corp., 12.00%, 09/01/25(b)		1,148	1,165,220
Green Plains SPE LLC, 11.75%, 02/09/26(e)		91,561	93,053,444
Greenland Global Investment Ltd.(d)
6.13%, 04/22/23		635	438,348
6.75%, 09/26/23		1,418	935,880
HCA, Inc.
5.38%, 02/01/25		4,939	5,494,637
5.88%, 02/01/29		494	587,964

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
HCA, Inc. (continued)
3.50%, 09/01/30	USD	4,445	$4,674,584
Hilton Domestic Operating Co., Inc., 3.63%, 02/15/32(b)		14,383	14,032,199
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		332	343,620
Hologic, Inc., 3.25%, 02/15/29(b)		8,571	8,501,361
Homes By West Bay LLC, 9.50%, 04/30/27(e)		19,399	19,036,239
Howard Hughes Corp.(b)
5.38%, 08/01/28		7,044	7,387,395
4.13%, 02/01/29		3,624	3,627,660
4.38%, 02/01/31		3,987	3,987,877
iHeartCommunications, Inc.
6.38%, 05/01/26		431	448,233
5.25%, 08/15/27(b)		376	384,031
International Game Technology PLC, 6.50%, 02/15/25(b)		659	731,490
IQVIA, Inc., 5.00%, 05/15/27(b)		613	635,417
Iron Mountain, Inc.(b)
5.25%, 07/15/30		5,814	6,071,037
4.50%, 02/15/31		10,376	10,479,760
Jaguar Holding Co. II/PPD Development LP, 5.00%, 06/15/28(b)		738	791,505
JBS USA Food Co., 7.00%, 01/15/26(b)		564	586,560
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(b)		532	572,665
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28(b)		612	680,850
Lamb Weston Holdings, Inc., 4.88%, 11/01/26(b)		461	472,663
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26(b)		443	449,645
Level 3 Financing, Inc.(b)
4.25%, 07/01/28		17,778	17,576,042
3.63%, 01/15/29		9,598	9,081,724
Lightning eMotors, Inc., 7.50%, 05/15/24(b)(p)		3,362	2,809,185
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)		915	935,588
LogMeIn, Inc., 5.50%, 09/01/27(b)		2,370	2,372,109
Lumen Technologies, Inc.(b)
5.13%, 12/15/26		6,640	6,794,247
5.38%, 06/15/29		6,577	6,601,664
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(b)		3,674	3,855,790
Masonite International Corp., Class C, 5.38%, 02/01/28(b)		257	269,850
MCM Trust, 1.00%, 01/01/59(e)		4,081	4,080,573
Meritor, Inc., 4.50%, 12/15/28(b)		78	77,610
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24		600	650,909
3.88%, 02/15/29(b)		3,441	3,644,088
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)		4,686	4,727,612
Molina Healthcare, Inc., 3.88%, 11/15/30(b)		1,256	1,295,250
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/29(b)		12,594	12,531,030
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27		778	819,001

Security		Par (000)	Value

United States (continued)
Nationstar Mortgage Holdings, Inc.(b)
5.50%, 08/15/28	USD	2,103	$2,155,575
5.13%, 12/15/30		1,219	1,228,569
New Home Co., Inc., 7.25%, 10/15/25(b)		2,594	2,678,305
Nexstar Media, Inc., 4.75%, 11/01/28(b)		3,259	3,329,557
NRG Energy, Inc.
5.75%, 01/15/28		461	488,660
5.25%, 06/15/29(b)		377	401,505
NuStar Logistics LP, 5.75%, 10/01/25		8,282	8,861,740
ONEOK Partners LP, 4.90%, 03/15/25		9,738	10,711,709
Oracle Corp., 3.95%, 03/25/51		4,968	5,389,977
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(b)		333	339,660
Pacific Gas and Electric Co.
2.10%, 08/01/27		4,730	4,589,694
4.55%, 07/01/30		1,320	1,437,914
4.50%, 07/01/40		3,467	3,608,947
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer, 5.88%, 10/01/28(b)		1,053	1,100,385
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/29(b)		6,590	6,672,375
Parsley Energy LLC/Parsley Finance Corp., 5.63%, 10/15/27(b)		390	415,350
Party City Holdings, Inc., 8.75%, 02/15/26(b)		1,845	1,886,513
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)		2,506	2,673,601
Periama Holdings LLC, 5.95%, 04/19/26(d)		1,139	1,231,544
PG&E Corp.
5.00%, 07/01/28		10,471	10,889,840
5.25%, 07/01/30		1,069	1,116,838
Pilgrim’s Pride Corp., 5.88%, 09/30/27(b)		478	503,989
Pitney Bowes, Inc.(b)
6.88%, 03/15/27		6,503	6,730,605
7.25%, 03/15/29		5,595	5,776,837
Playtika Holding Corp., 4.25%, 03/15/29(b)		2,097	2,102,872
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.63%, 03/01/29(b)		11,371	11,285,717
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26(b)		2,568	2,609,191
Rattler Midstream LP, 5.63%, 07/15/25(b)		1,675	1,750,375
Renewable Energy Group, Inc., 5.88%, 06/01/28(b)		1,011	1,062,814
Rite Aid Corp., 7.50%, 07/01/25(b)		390	390,975
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 3.88%, 03/01/31(b)		8,914	8,805,258
Sabre GLBL, Inc., 9.25%, 04/15/25(b)		4,100	4,738,206
Sasol Financing USA LLC
4.38%, 09/18/26		953	967,295
5.50%, 03/18/31		1,283	1,315,075
Scenery Journey Ltd., 13.00%, 11/06/22(d)(f)(n)		3,686	801,705
Select Medical Corp., 6.25%, 08/15/26(b)		19,564	20,463,289
Service Properties Trust
5.00%, 08/15/22		11,857	11,916,285
4.50%, 06/15/23		8,652	8,825,040
7.50%, 09/15/25		1,185	1,311,433
Sirius XM Radio, Inc.(b)
5.00%, 08/01/27		836	872,575

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Sirius XM Radio, Inc.(b) (continued)
5.50%, 07/01/29	USD	702	$757,283
4.13%, 07/01/30		6,948	6,917,012
Six Flags Entertainment Corp., 4.88%, 07/31/24(b)		543	547,073
SK Battery America, Inc., 2.13%, 01/26/26(d)		3,100	3,030,746
SM Energy Co., 10.00%, 01/15/25(b)		5,648	6,283,400
SRS Distribution, Inc., 4.63%, 07/01/28(b)		1,070	1,093,861
Standard Industries, Inc., 5.00%, 02/15/27(b)		257	263,746
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(b)		578	605,455
Sunoco LP / Sunoco Finance Corp., 4.50%, 04/30/30(b)		4,329	4,367,182
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		332	347,770
4.50%, 05/15/29		1,259	1,273,164
Talen Energy Supply LLC, 7.63%, 06/01/28(b)		8,340	7,964,700
Tap Rock Resources LLC, 7.00%, 10/01/26(b)		10,358	10,661,904
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.88%, 04/15/26		558	582,591
5.38%, 02/01/27		279	288,765
6.50%, 07/15/27		450	482,063
6.88%, 01/15/29		456	510,720
4.00%, 01/15/32(b)		10,587	10,925,466
TEGNA, Inc., 4.75%, 03/15/26(b)		1,957	2,037,824
Teleflex, Inc., 4.63%, 11/15/27		275	284,969
Tenet Healthcare Corp.(b)
4.63%, 09/01/24		328	334,970
4.88%, 01/01/26		1,131	1,159,275
6.25%, 02/01/27		844	876,705
4.63%, 06/15/28		805	834,181
4.25%, 06/01/29		16,833	17,039,709
Texas Capital Bank NA, (3 mo. LIBOR US + 4.50%), 4.63%, 09/30/24(a)(b)		11,008	11,044,119
TransDigm, Inc., 6.25%, 03/15/26(b)		36,752	38,359,900
Travel + Leisure Co., 6.63%, 07/31/26(b)		2,065	2,305,944
Tri Pointe Homes, Inc., 5.70%, 06/15/28		332	361,050
United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 04/15/29		19,065	21,329,387
United Rentals North America, Inc.
5.50%, 05/15/27		569	596,380
4.88%, 01/15/28		906	956,328
United Wholesale Mortgage LLC, 5.50%, 11/15/25(b)		10,584	10,531,080
Verizon Communications, Inc.
3.55%, 03/22/51		3,072	3,313,424
3.70%, 03/22/61		3,224	3,504,008
VICI Properties LP/VICI Note Co., Inc.(b)
3.50%, 02/15/25		3,730	3,795,275
3.75%, 02/15/27		3,595	3,693,862
4.13%, 08/15/30		4,285	4,499,250
Vistra Operations Co. LLC(b)
5.63%, 02/15/27		11,250	11,591,100
5.00%, 07/31/27		721	739,025
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28(b)		3,022	3,127,770
William Carter Co., 5.63%, 03/15/27(b)		281	291,186

Security		Par (000)	Value

United States (continued)
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(b)	USD	887	$916,315
Xerox Holdings Corp., 5.00%, 08/15/25(b)		2,184	2,268,630
XHR LP(b)
6.38%, 08/15/25		8,099	8,544,445
4.88%, 06/01/29		1,000	1,025,950
Zayo Group Holdings, Inc., 4.00%, 03/01/27(b)		4,505	4,375,481

			962,826,588

Vietnam — 0.0%
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29(d)		2,785	2,768,116

Total Corporate Bonds — 7.8% (Cost: $2,407,896,372)			2,108,725,415

Floating Rate Loan Interests(a)

Belgium — 0.1%
Apollo Finco, 2021 EUR Term Loan B, 10/31/28(q)	EUR	20,021	22,262,014

Canada — 0.2%
Great Canadian Gaming Corp., Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.13%, 11/01/26	USD	3,013	3,026,559
Knowlton Development Corp. Inc., 2020 EUR Term Loan B, (EURIBOR + 5.00%), 5.00%, 12/21/25	EUR	23,300	27,008,456
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.09%, 06/02/25	USD	10,622	10,595,411

			40,630,426

Cayman Islands — 0.0%
Vita Global Finco Ltd., Term Loan B, (Euribor + 7.00%), 7.00%, 04/23/27(e)	EUR	8,834	10,161,261

France — 0.1%
Babilou Group, 2021 EUR Term Loan B, (EURIBOR + 4.25%), 4.25%, 11/30/27		26,693	30,829,642

Jersey — 0.0%
Vita Global FinCo Ltd., GBP Incremental Term Loan, (SONIA CMPD + 7.00%), 7.05%, 06/07/27	GBP	5,301	7,225,006

Luxembourg — 0.3%
AEA International Holdings (Lux) Sarl, Term Loan B, (3 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 09/07/28(e)	USD	3,824	3,828,814
Jazz Financing Lux Sarl, USD Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 05/05/28.		16,583	16,603,513
Luxembourg Life Fund(e)
2021 1st Lien Term Loan, (3 mo. LIBOR + 9.25%), 9.38%, 05/27/26		12,811	12,698,904
2021 Term Loan, (2 mo. LIBOR + 9.25%), 9.40%, 04/01/23		16,777	16,714,086

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Luxembourg (continued)
Pronovias SL
EUR Term Loan B1, (Euribor + 4.50%), 4.50%, 10/02/24	EUR	7,864	$6,200,333
EUR Term Loan B3, (EURIBOR + 4.50%), 4.50%, 10/02/24		19,852	15,653,300

			71,698,950

Netherlands — 0.2%
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 2.38%, 07/21/26	USD	18,992	18,917,410
Ziggo BV, 2019 EUR Term Loan H, (EURIBOR + 3.00%), 3.00%, 01/31/29	EUR	39,843	45,502,392

			64,419,802

Spain — 0.1%
Challenger, EUR Term Loan, 12/20/24(e)(q)		25,200	29,251,789

United Kingdom — 0.2%
Constellation Automative Ltd., (SONIA CMPD + 7.50%), 7.55%, 07/30/29	GBP	4,151	5,757,205
GVC Holdings (Gibraltar) Ltd., 2021 USD Term Loan B4, (3 mo. LIBOR + 2.50%, 0.50% Floor), 3.00%, 03/16/27	USD	17,374	17,327,370
Mercia GBP Term Loan A1, (SONIA CMPD + 2.40%), 2.45%, 04/09/26(e)	GBP	9,465	12,953,358
Mercia GBP Term Loan A2, (SONIA CMPD + 2.40%), 2.45%, 04/09/26(e)		19,526	26,721,777
Mercia GBP Term Loan B1, (SONIA CMPD + 2.40%), 2.45%, 04/09/26(e)		1,099	1,504,556

			64,264,266

United States — 2.8%
ACProducts Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%, 0.50% Floor), 4.75%, 05/17/28	USD	13,801	13,758,350
Aimbridge Acquisition Co., Inc.,
2020 Incremental Term Loan B, (1 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 02/01/26(e)		9,234	9,187,793
American Rock Salt Company LLC, 2021 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 06/11/28		3,354	3,366,171
Applied Systems, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.77%, 09/19/24		1,691	1,688,497
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.38%, 02/11/26		2,650	2,656,309
Avantor, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%, 0.50% Floor), 2.75%, 11/08/27		6,351	6,345,349
Avaya, Inc.
2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.34%, 12/15/27		4,156	4,166,102
2021 Term Loan B2, (1 mo. LIBOR + 4.00%), 4.09%, 12/15/27		3,155	3,158,060
Cablevision Lightpath LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/30/27		2,361	2,362,331
Caesars Resort Collection LLC, 2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 3.59%, 07/20/25		4,336	4,338,715

Security		Par (000)	Value

United States (continued)
Change Healthcare Holdings, Inc., 2017 Term Loan B, 03/01/24(q)	USD	2,249	$2,246,943
City Brewing Co. LLC, Closing Date Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 04/05/28		9,983	9,864,502
CML Hyatt Lost Pines, Term Loan, (3 mo. LIBOR + 3.43%), 3.56%, 09/09/26(e)		16,300	16,218,500
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 05/14/28		1,009	1,007,814
Conair Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 05/17/28		4,404	4,402,150
ConnectWise LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 09/30/28		4,356	4,349,771
Cypher Bidco, (Euribor + 4.50%), 4.50%, 03/01/28(e)	EUR	19,970	21,730,122
Directv Financing LLC, (3 mo. LIBOR + 5.00%, 0.75% Floor), 5.75%, 08/02/27	USD	14,210	14,216,821
DT Midstream, Inc, Term Loan B, (6 mo. LIBOR + 2.00%, 0.50% Floor), 2.50%, 06/26/28		9,150	9,168,642
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.34%, 02/06/26		4,113	4,094,181
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%, 0.75% Floor), 8.25%, 03/31/28		6,490	6,627,642
Flexera Software LLC, 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 03/03/28		2,802	2,803,936
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 01/31/28		3,161	3,134,274
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/01/28		6,423	6,409,880
Galaxy Universal LLC, Term Loan, (2 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 12/29/26(e)		9,039	9,129,285
Granite Acquisition, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 03/24/28		3,631	3,630,900
Gray Television, Inc., 2021 Term Loan D, 10/20/28(q)		16,193	16,172,759
Green Plains Operating Company LLC, Term Loan, (3 mo. LIBOR + 8.00%), 8.14%, 07/20/26(e)		15,919	15,780,505
HCRX Investments Holdco LP, Term Loan B, 07/14/28(q)		8,299	8,249,206
Herschend Entertainment Company LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 08/27/28(e)		3,978	3,987,945
Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 08/02/28		18,865	18,898,014
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 1.84%, 06/22/26		19,245	19,091,887
Hydrofarm Holdings LLC, 2021 Term Loan, 09/27/28(q)		2,752	2,669,440

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Informatica LLC, 2021 USD Term Loan B, 0.00%, 10/27/28	USD	11,980	$11,950,050
IPS Corporation, 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 10/02/28		1,563	1,557,341
IRB Holding Corp., 2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		15,011	15,000,465
ITT Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 07/08/28		4,980	4,957,192
J&J Ventures Gaming LLC, Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 04/26/28(e)		8,033	8,053,082
Jack Ohio Finance LLC, (1 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 10/04/28(e)		2,557	2,557,000
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.34%, 07/28/28		12,040	11,979,626
Jo-Ann Stores, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 07/07/28		9,175	9,011,598
LBM Acquisition LLC
2021 Incremental Delayed Draw Term Loan B2, 12/17/27(q)		4,755	4,687,622
2021 Incremental Term Loan B2, (3 mo. LIBOR + 3.75%, 0.75% Floor), 3.88%, 12/17/27		9,486	9,351,746
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.75%, 12/18/27		3,745	3,691,949
Leslie’s Poolmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.50%, 0.50% Floor), 3.00%, 03/09/28		12,140	12,089,048
LogMeIn, Inc., Term Loan B, (1 mo. LIBOR + 4.75%), 4.83%, 08/31/27		12,593	12,572,240
LSF11 A5 Holdco LLC, Term Loan, (3 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 10/15/28		7,117	7,107,961
Maverick Gaming LLC, Term Loan B, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 08/19/26		3,562	3,553,095
McAfee LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.75%), 3.84%, 09/30/24		2,412	2,413,747
Medical Solutions LLC, 2021 2nd Lien Term Loan, 10/01/29(e)(q)		1,959	1,949,205
Medline Industries, Inc., USD Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 10/21/28		16,755	16,771,587
Metronet Systems Holdings LLC, 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/26/28		2,712	2,714,351
Michaels Companies, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 04/15/28		6,468	6,455,695
MIP V Waste Holdings LLC, Term Loan B, 10/27/28(e)(q)		3,244	3,248,055
Moldrite Plastics LLC, (3 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 09/30/28(e)		1,884	1,884,000

Security		Par (000)	Value

United States (continued)
Opendoor GP II LLC, Term Loan, (UNFND + 10.00%), 10.00%, 01/23/26	USD	28,024	$28,023,899
Organon Finance 1 LLC, USD Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 06/02/28		8,858	8,874,453
OVG Business Services LLC, Initial Term Loan, 10/13/28(e)(q)		7,213	7,158,903
Pacific Gas & Electric Co., 2020 Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 06/23/25		5,981	5,912,144
Park River Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 12/28/27		7,803	7,769,335
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 8.50%, 02/01/29		1,749	1,783,980
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/01/28		4,001	4,005,204
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 2.84%, 03/11/28		20,103	20,059,467
Project Ruby Ultimate Parent Corp., 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 03/10/28		11,269	11,252,128
Proofpoint, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 08/31/28		2,556	2,544,370
RealPage, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 04/22/28		6,695	6,678,932
Redstone Buyer LLC
2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.75%, 0.75% Floor), 8.50%, 04/27/29		6,772	6,518,050
2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/27/28(e)		12,478	11,978,880
Rexnord LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.50% Floor), 2.75%, 10/04/28		668	667,686
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27		14,705	14,709,703
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 08/25/28		15,751	15,691,934
Select Medical Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 2.34%, 03/06/25		5,332	5,292,356
Shearer’s Foods, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/23/27		8,251	8,242,083
Sheraton Austin, CML Term Loan, (3 mo. LIBOR + 3.48%), 3.61%, 06/01/26		18,180	18,180,000
Signal Parent, Inc, Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 04/01/28		10,450	10,240,814
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 06/08/28		2,554	2,556,436
Springs Windows Fashions LLC, 2021 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/06/28		3,785	3,751,881

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)		Value

United States (continued)
SRS Distribution, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 06/02/28	USD	15,339		$15,334,263
Starwood Property Trust, Inc., (3 mo. LIBOR + 2.55%), 2.51%, 06/09/26(e)		16,463		16,383,197
Surf Holdings LLC, USD Term Loan, (3 mo. LIBOR + 3.50%), 3.62%, 03/05/27		8,448		8,389,058
The Enterprise Development Authority, Term Loan B, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 02/18/28(e)		13,774		13,790,354
Tory Burch LLC, Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 04/16/28		6,592		6,591,937
Triton Water Holdings, Inc, Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 03/31/28		10,423		10,402,761
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 10/01/28		14,554		14,535,807
Ultimate Software Group, Inc., 2021 Incremental Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 05/03/26		4,483		4,488,188
Univision Communications Inc., 2021 First Lien Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 03/15/26		2,868		2,865,662
Univision Communications, Inc., 05/05/28(q)		4,785		4,778,253
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.09%, 02/28/27		5,953		5,921,186
Western Digital Corp., 2018 Term Loan B4, 04/29/23(q)		—	(r)	2
White Cap Buyer LLC, Term Loan B, (1 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 10/19/27		16,547		16,578,795
Woof Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/21/27		6,337		6,341,324

				736,762,876

Total Floating Rate Loan Interests — 4.0% (Cost: $1,079,401,105)				1,077,506,032

Foreign Agency Obligations

Argentina — 0.1%
Argentine Republic Government International Bond
1.00%, 07/09/29		3,751		1,357,745
0.50%, 07/09/30(s)		35,805		12,263,294
1.13%, 07/09/35(s)		44,034		13,518,339
2.00%, 01/09/38(s)		14,865		5,433,055
2.50%, 07/09/41(s)		2,328		797,526

				33,369,959

Austria — 0.2%
Republic of Austria Government Bond, 2.10%, September 20, 2117(b)(d)	EUR	23,457		45,046,664

Bahrain — 0.0%
Bahrain Government International Bond
7.00%, 01/26/26(d)	USD	845		937,052
4.25%, 01/25/28(b)		549		538,878

Security		Par (000)	Value

Bahrain (continued)
Bahrain Government International Bond (continued)
6.75%, 09/20/29(d)	USD	963	$1,038,716
7.38%, 05/14/30(d)		953	1,060,093
5.25%, 01/25/33(b)		537	513,003

			4,087,742

Brazil — 0.3%
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/24(m)	BRL	591,234	76,130,883
Brazilian Government International Bond
6.00%, 04/07/26	USD	575	645,186
4.63%, 01/13/28		1,663	1,708,525
3.88%, 06/12/30		2,683	2,503,239

			80,987,833

Canada — 0.5%
Canadian Government Bond, 0.50%, 09/01/25	CAD	169,468	132,456,441

Chile — 0.0%
Chile Government International Bond
2.55%, 07/27/33	USD	1,000	966,500
3.10%, 05/07/41		804	783,096
3.50%, 01/25/50		269	273,085

			2,022,681

China — 1.4%
China Government Bond
2.68%, 05/21/30	CNY	1,661,800	251,195,845
3.27%, 11/19/30		425,450	67,700,880
3.02%, 05/27/31		307,350	48,136,258

			367,032,983

Colombia — 0.1%
Colombia Government International Bond
8.13%, 05/21/24	USD	1,136	1,309,808
4.50%, 01/28/26		608	650,294
3.88%, 04/25/27		1,674	1,738,658
4.50%, 03/15/29		827	874,449
3.00%, 01/30/30		1,415	1,339,651
3.13%, 04/15/31		2,139	2,007,051
3.25%, 04/22/32		549	512,492
4.13%, 05/15/51		400	349,575

			8,781,978

Dominican Republic — 0.1%
Dominican Republic International Bond
5.95%, 01/25/27(d)		3,865	4,305,852
4.50%, 01/30/30(b)		2,903	2,933,481
4.88%, 09/23/32(b)		2,822	2,866,623
5.30%, 01/21/41(d)		484	481,217
6.40%, 06/05/49(d)		1,137	1,205,078

			11,792,251

Egypt — 0.1%
Egypt Government International Bond
6.13%, 01/31/22(b)		767	770,835
5.75%, 05/29/24(b)		999	1,027,721
5.88%, 06/11/25(d)		3,019	3,087,871
5.25%, 10/06/25(b)		1,126	1,130,223
7.60%, 03/01/29(d)		2,472	2,475,090
5.88%, 02/16/31(b)		580	521,275

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Egypt (continued)
Egypt Government International Bond (continued)
6.38%, 04/11/31(b)	EUR	1,073	$1,158,212
8.50%, 01/31/47(b)	USD	1,408	1,295,360
7.50%, 02/16/61(b)		522	441,090

			11,907,677

Ghana — 0.0%
Ghana Government International Bond
6.38%, 02/11/27(d)		2,009	1,788,010
7.75%, 04/07/29(b)		877	776,145
8.63%, 04/07/34(b)		1,529	1,337,875

			3,902,030

Greece — 0.2%
Hellenic Republic Government Bond, 2.00%, 04/22/27(b)(d)	EUR	43,908	54,481,223

Guatemala — 0.0%
Guatemala Government Bond, 4.65%, 10/07/41(b)	USD	500	507,656

Hungary — 0.0%
Hungary Government International Bond, 3.13%, 09/21/51(b)		695	675,444

India(d) — 0.0%
Export-Import Bank of India
3.88%, 02/01/28		1,400	1,499,138
3.25%, 01/15/30		3,020	3,070,585

			4,569,723

Indonesia — 0.1%
Indonesia Government International Bond
4.75%, 01/08/26(d)		1,130	1,271,462
3.50%, 01/11/28		311	335,744
4.10%, 04/24/28		4,349	4,839,078
4.75%, 02/11/29		382	442,207
8.50%, 10/12/35(d)		1,500	2,352,937
6.63%, 02/17/37(d)		4,050	5,529,009
7.75%, 01/17/38(d)		1,950	2,912,569
Perusahaan Penerbit SBSN Indonesia III(d)
4.45%, 02/20/29		6,020	6,872,432
2.80%, 06/23/30		3,010	3,071,705
3.55%, 06/09/51		1,500	1,496,415

			29,123,558

Israel — 0.0%
Israel Government International Bond, 2.75%, 07/03/30		635	670,322

Japan — 0.4%
Japan Government Thirty Year Bond, 0.70%, 09/20/51	JPY	10,926,500	96,443,679

Mexico — 0.0%
Mexico Government International Bond
3.75%, 01/11/28	USD	1,175	1,271,423
4.50%, 04/22/29		1,266	1,417,366
2.66%, 05/24/31		1,225	1,181,589
4.75%, 03/08/44		610	668,636

Security		Par (000)	Value

Mexico (continued)
Mexico Government International Bond (continued)
4.35%, 01/15/47	USD	2,226	$2,302,241
4.50%, 01/31/50		647	679,067

			7,520,322

Mongolia(d) — 0.0%
Mongolia Government International Bond
5.13%, 04/07/26		489	507,391
3.50%, 07/07/27		1,000	965,000

			1,472,391

Morocco(b) — 0.0%
Morocco Government International Bond
3.00%, 12/15/32		1,965	1,862,452
4.00%, 12/15/50		614	552,024

			2,414,476

Oman — 0.0%
Oman Government International Bond(d)
6.50%, 03/08/47		537	531,563
6.75%, 01/17/48		520	529,197
Oman Sovereign Sukuk Co., 4.88%, 06/15/30(b)		311	332,673

			1,393,433

Pakistan(d) — 0.0%
Pakistan Government International Bond
6.00%, 04/08/26		1,224	1,227,195
7.38%, 04/08/31		1,226	1,239,927
Pakistan Water & Power Development Authority, 7.50%, 06/04/31		1,399	1,362,430

			3,829,552

Panama — 0.0%
Banco Latinoamericano de Comercio Exterior SA, 2.38%, 09/14/25(b)		1,473	1,495,095
Panama Government International Bond
3.88%, 03/17/28		298	322,827
3.16%, 01/23/30		1,938	2,000,137
2.25%, 09/29/32		690	649,376
4.50%, 05/15/47		1,154	1,275,026
4.50%, 04/16/50		816	898,518
4.50%, 04/01/56		335	368,354

			7,009,333

Paraguay — 0.0%
Paraguay Government International Bond
5.00%, 04/15/26(d)		1,041	1,152,777
4.70%, 03/27/27(d)		474	521,045
4.95%, 04/28/31(b)		1,292	1,446,879
2.74%, 01/29/33(b)		1,417	1,359,257
5.40%, 03/30/50(b)		1,016	1,146,683
5.40%, 03/30/50(d)		520	586,885

			6,213,526

Peru — 0.0%
Peruvian Government International Bond
7.35%, 07/21/25		530	636,762
4.13%, 08/25/27		767	840,249
2.78%, 01/23/31		814	812,626

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Peru (continued)
Peruvian Government International Bond (continued)
1.86%, 12/01/32	USD	1,895	$1,721,252
3.30%, 03/11/41		556	543,212

			4,554,101

Philippines — 0.1%
Philippine Government International Bond
3.75%, 01/14/29		1,326	1,477,081
6.38%, 01/15/32		4,160	5,560,880
6.38%, 10/23/34		2,890	3,964,358
2.95%, 05/05/45		1,136	1,110,653

			12,112,972

Qatar — 0.0%
Qatar Government International Bond
4.50%, 04/23/28(d)		1,151	1,322,427
4.00%, 03/14/29(b)		2,117	2,384,271

			3,706,698

Romania — 0.0%
Romanian Government International Bond
3.00%, 02/14/31(b)		1,236	1,242,412
6.13%, 01/22/44(b)		762	993,362
4.00%, 02/14/51(d)		638	642,107

			2,877,881

Russia(d) — 0.0%
Russian Foreign Bond - Eurobond
4.75%, 05/27/26		400	448,825
4.25%, 06/23/27		2,600	2,883,400

			3,332,225

Saudi Arabia — 0.0%
Saudi Government International Bond
4.00%, 04/17/25(d)		831	903,713
3.63%, 03/04/28(d)		618	672,384
4.38%, 04/16/29(b)		1,878	2,146,554
4.50%, 04/17/30(d)		1,355	1,573,155

			5,295,806

South Africa — 0.0%
Republic of South Africa Government International Bond, 4.88%, 04/14/26		633	673,472

Spain(b)(d) — 0.7%
Spain Government Bond
0.50%, 10/31/31	EUR	47,008	53,710,449
3.45%, 07/30/66		76,795	138,528,964

			192,239,413

Ukraine — 0.0%
Ukraine Government International Bond
7.75%, 09/01/23(d)	USD	1,034	1,102,696
8.99%, 02/01/24(d)		2,164	2,363,088
9.75%, 11/01/28(d)		771	893,059
7.25%, 03/15/33(b)		3,266	3,319,685

			7,678,528

Security		Par (000)	Value

Uruguay — 0.0%
Uruguay Government International Bond
4.38%, 10/27/27	USD	1,164	$1,327,429
5.10%, 06/18/50		390	506,998

			1,834,427

Total Foreign Agency Obligations — 4.3% (Cost: $1,186,944,307)			1,152,018,400

		Shares

Investment Companies

United States — 1.3%
Consumer Discretionary Select Sector SPDR Fund(i)		125,045	25,152,802
Financial Select Sector SPDR Fund		776,851	31,276,021
Industrial Select Sector SPDR Fund		465,101	48,598,403
Invesco Senior Loan ETF		1,801,871	39,785,312
iShares China Large-Cap ETF(g)		462,374	18,647,543
iShares iBoxx $ High Yield Corporate Bond ETF(g)(i)		1,361	118,312
iShares iBoxx $ Investment Grade Corporate Bond ETF(g)(i)		27,149	3,623,849
iShares Latin America 40 ETF(g)		371,046	9,305,834
iShares MSCI Brazil ETF(g)		436,853	12,808,530
iShares MSCI Emerging Markets ETF(g)		56,435	2,873,670
iShares Nasdaq Biotechnology ETF(g)		19,698	3,143,801
iShares S&P 500 Value ETF(g)		227,346	34,563,412
KraneShares Bosera MSCI China A ETF, Class A		171,614	7,986,916
KraneShares CSI China Internet ETF		582,360	27,801,866
SPDR Bloomberg Barclays High Yield Bond ETF(i)		53,105	5,768,265
SPDR Gold Shares(f)(j)(k)		301,972	50,323,634
United States Oil Fund LP(f)(k)		115,713	6,612,998
VanEck Semiconductor ETF		29,977	8,202,906

Total Investment Companies — 1.3% (Cost: $303,633,420)			336,594,074

		Par (000)

Non-Agency Mortgage-Backed Securities

United States — 2.8%
1211 Avenue of the Americas Trust, Series 2015-1211, Class D, 4.14%, 08/10/35(a)(b)	USD	4,330	4,483,586
Alen 2021-ACEN Mortgage Trust, Series 2021- ACEN, Class D, (1 mo. LIBOR US + 3.10%), 3.19%, 04/15/34(a)(b)		5,222	5,228,548
Arbor Multifamily Mortgage Securities Trust, 1.75%, 05/15/53(b)		1,650	1,413,093
BAMLL Commercial Mortgage Securities Trust 2015-200P, Series 2015-200P, Class D, 3.60%, 04/14/33(a)(b)		730	758,360
Bank
Series 2017-BNK8, Class B, 3.93%, 11/15/50(a)		1,551	1,674,332

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Bank (continued)
Series 2017-BNK9, Class A4, 3.54%, 11/15/54	USD	1,990	$2,172,778
Bayview Commercial Asset Trust(a)(b)
Series 2005-3A, Class M6, (1 mo. LIBOR US + 1.05%), 1.14%, 11/25/35		409	387,900
Series 2006-3A, Class M1, (1 mo. LIBOR US + 0.34%), 0.43%, 10/25/36		503	484,070
BBCMS Mortgage Trust(a)(b)
Series 2017-DELC, Class E, (1 mo. LIBOR US + 2.50%), 2.59%, 08/15/36		1,677	1,666,545
Series 2018-TALL, Class C, (1 mo. LIBOR US + 1.12%), 1.21%, 03/15/37		4,880	4,757,618
Beast Mortgage Trust(a)(b)
Series 2021-SSCP, Class B, (1 mo. LIBOR US + 1.10%), 1.19%, 04/15/36		4,655	4,634,458
Series 2021-SSCP, Class C, (1 mo. LIBOR US + 1.35%), 1.44%, 04/15/36		5,803	5,777,387
Series 2021-SSCP, Class D, (1 mo. LIBOR US + 1.60%), 1.69%, 04/15/36		5,329	5,293,719
Series 2021-SSCP, Class E, (1 mo. LIBOR US + 2.10%), 2.19%, 04/15/36		4,614	4,573,287
Series 2021-SSCP, Class F, (1 mo. LIBOR US + 2.90%), 2.99%, 04/15/36		4,410	4,409,993
Series 2021-SSCP, Class G, (1 mo. LIBOR US + 3.80%), 3.89%, 04/15/36		4,993	4,992,986
Series 2021-SSCP, Class H, (1 mo. LIBOR US + 4.90%), 4.99%, 04/15/36		3,541	3,540,991
Benchmark 2021-B25 Mortgage Trust, Series 2021-B25, Class XA, 1.11%, 04/15/54(a)		29,120	2,432,313
Benchmark Mortgage Trust Series 2021-B23, Class XA, 1.28%, 02/15/54(a)		54,986	5,015,348
Series 2021-B25, Class A5, 2.58%, 04/15/54		5,050	5,212,546
BHMS(a)(b)
Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.25%), 1.34%, 07/15/35		6,720	6,722,244
Series 2018-ATLS, Class C, (1 mo. LIBOR US + 1.90%), 1.99%, 07/15/35		1,583	1,577,995
BWAY Mortgage Trust, Series 2013-1515, Class D, 3.63%, 03/10/33(b)		3,735	3,859,826
BX Commercial Mortgage Trust(b)
Series 2018-BIOA, Class B, (1 mo. LIBOR US + 0.87%), 0.96%, 03/15/37(a)		649	649,000
Series 2018-BIOA, Class D, (1 mo. LIBOR US + 1.32%), 1.41%, 03/15/37(a)		1,300	1,297,934
Series 2018-BIOA, Class E, (1 mo. LIBOR US + 1.95%), 2.04%, 03/15/37(a)		8,820	8,803,674
Series 2018-BIOA, Class F, (1 mo. LIBOR US + 2.47%), 2.56%, 03/15/37(a)		7,721	7,702,467
Series 2018-IND, Class G, (1 mo. LIBOR US + 2.05%), 2.14%, 11/15/35(a)		3,821	3,811,222
Series 2019-XL, Class A, (1 mo. LIBOR US + 0.92%), 1.01%, 10/15/36(a)		2,033	2,033,875
Series 2019-XL, Class G, (1 mo. LIBOR US + 2.30%), 2.39%, 10/15/36(a)		8,011	7,991,137
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 2.74%, 10/15/36(a)		13,304	13,270,567

Security		Par (000)	Value

United States (continued)
BX Commercial Mortgage Trust(b) (continued)
Series 2020-BXLP, Class D, (1 mo. LIBOR US + 1.25%), 1.34%, 12/15/36(a)	USD	1,898	$1,894,237
Series 2020-BXLP, Class F, (1 mo. LIBOR US + 2.00%), 2.09%, 12/15/36(a)		1,664	1,658,840
Series 2020-BXLP, Class G, (1 mo. LIBOR US + 2.50%), 2.59%, 12/15/36(a)		2,689	2,675,518
Series 2020-VIV4, Class A, 2.84%, 03/09/44		1,425	1,467,900
Series 2020-VKNG, Class G, (1 mo. LIBOR US + 3.25%), 3.34%, 10/15/37(a)		1,234	1,232,903
Series 2021-21M, Class E, (1 mo. LIBOR US + 2.17%), 2.26%, 10/15/36(a)(c)		14,735	14,596,893
Series 2021-NWM, Class A, (1 mo. LIBOR US + 0.91%), 1.00%, 02/15/33(a)(e)		22,496	22,496,000
Series 2021-NWM, Class B, (1 mo. LIBOR US + 2.15%), 2.24%, 02/15/33(a)(e)		13,191	13,191,000
Series 2021-NWM, Class C, (1 mo. LIBOR US + 4.25%), 4.34%, 02/15/33(a)(e)		8,710	8,710,000
Series 2021-SOAR, Class G, (1 mo. LIBOR US + 2.80%), 2.89%, 06/15/38(a)		17,100	17,035,673
Series 2021-VINO, Class F, (1 mo. LIBOR US + 2.80%), 2.89%, 05/15/38(a)		12,592	12,599,899
Series 2021-XL2, Class F, (1 mo. LIBOR US + 2.24%), 2.34%, 10/15/36(a)		16,405	16,353,925
BX Trust(a)(b)
Series 2019-OC11, Class D, 4.08%, 12/09/41		8,408	8,810,963
Series 2019-OC11, Class E, 4.08%, 12/09/41		11,784	11,811,782
Series 2021-ARIA, Class E, (1 mo. LIBOR US + 2.24%), 2.32%, 10/15/36		9,187	9,146,777
Series 2021-MFM1, Class E, (1 mo. LIBOR US + 2.25%), 2.34%, 01/15/34		3,160	3,159,997
Series 2021-MFM1, Class F, (1 mo. LIBOR US + 3.00%), 3.09%, 01/15/34		4,900	4,912,274
CAMB Commercial Mortgage Trust, Series 2019- LIFE, Class E, (1 mo. LIBOR US + 2.15%), 2.24%, 12/15/37(a)(b)		2,182	2,180,160
CD Mortgage Trust, Series 2017-CD6, Class B, 3.91%, 11/13/50(a)		864	932,644
CFCRE Commercial Mortgage Trust(b)
Series 2018-TAN, Class C, 5.29%, 02/15/33		1,060	1,090,336
Series 2018-TAN, Class E, 6.45%, 02/15/33(a)		1,178	1,206,051
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class D, 5.07%, 03/10/47(a)(b)		1,197	1,260,818
Series 2014-GC23, Class AS, 3.86%, 07/10/47		5,552	5,902,038
Citigroup COmmercial Mortgage Trust, Series 2018-C6, Class A4, 4.41%, 11/10/51		2,000	2,303,834
COMM Mortgage Trust
Series 2014-CR17, Class C, 4.78%, 05/10/47(a)		1,959	2,060,486
Series 2014-CR21, Class A3, 3.53%, 12/10/47		3,956	4,145,799
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B1, (30 day SOFR + 3.10%), 3.15%, 10/25/41(a)(b)		4,028	4,046,639

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
CORE Mortgage Trust, Series 2019-CORE, Class F, (1 mo. LIBOR US + 2.35%), 2.44%, 12/15/31(a)(b)	USD	1,606	$1,574,800
Credit Suisse Mortgage Capital Certificates(a)(b)
Series 2019-ICE4, Class A, (1 mo. LIBOR US + 0.98%), 1.07%, 05/15/36		1,103	1,102,669
Series 2019-ICE4, Class B, (1 mo. LIBOR US + 1.23%), 1.32%, 05/15/36		1,765	1,763,408
Series 2019-ICE4, Class C, (1 mo. LIBOR US + 1.43%), 1.52%, 05/15/36		1,829	1,830,898
Series 2019-ICE4, Class D, (1 mo. LIBOR US + 1.60%), 1.69%, 05/15/36		5,897	5,903,099
Series 2019-ICE4, Class E, (1 mo. LIBOR US + 2.15%), 2.24%, 05/15/36		5,411	5,414,358
Series 2019-ICE4, Class F, (1 mo. LIBOR US + 2.65%), 2.74%, 05/15/36		8,135	8,130,120
CSAIL Commercial Mortgage Trust 4.65%, 11/15/48(a)		1,260	1,336,479
Series 2020-C19, Class A3, 2.56%, 03/15/53		11,759	12,055,739
CSMC 2020-NET, Series 2020-NET, Class A, 2.26%, 08/15/37(b)		4,036	4,094,064
DBGS Mortgage Trust(a)(b)
Series 2018-BIOD, Class B, (1 mo. LIBOR US + 0.89%), 0.98%, 05/15/35		467	466,855
Series 2018-BIOD, Class D, (1 mo. LIBOR US + 1.30%), 1.39%, 05/15/35		1,894	1,892,154
Series 2018-BIOD, Class F, (1 mo. LIBOR US + 2.00%), 2.09%, 05/15/35		7,889	7,874,180
DBWF Mortgage Trust(a)(b)
Series 2018-GLKS, Class B, (1 mo. LIBOR US + 1.35%), 1.43%, 12/19/30		2,175	2,169,086
Series 2018-GLKS, Class C, (1 mo. LIBOR US + 1.75%), 1.83%, 12/19/30		1,650	1,645,841
Extended Stay America Trust(a)(b)
Series 2021-ESH, Class D, (1 mo. LIBOR US + 2.25%), 2.34%, 07/15/38		15,320	15,358,675
Series 2021-ESH, Class E, (1 mo. LIBOR US + 2.85%), 2.94%, 07/15/38		9,918	9,968,117
Freddie Mac(a)(b)
Series 2021-DNA2, Class B1, (30 day SOFR + 3.40%), 3.45%, 08/25/33		2,381	2,442,574
Series 2021-DNA2, Class B2, (30 day SOFR + 6.00%), 6.05%, 08/25/33		2,151	2,387,631
Series 2021-DNA3, Class B1, (30 day SOFR + 3.50%), 3.55%, 10/25/33		5,537	5,757,880
Series 2021-DNA6, Class B1, (30 day SOFR + 3.40%), 3.45%, 10/25/41		6,839	6,870,596
Series 2021-HQA1, Class B1, (30 day SOFR + 3.00%), 3.05%, 08/25/33		4,104	4,129,645
Series 2021-HQA1, Class B2, (30 day SOFR + 5.00%), 5.05%, 08/25/33		2,457	2,533,083
GCT Commercial Mortgage Trust, (1 mo. LIBOR US + 2.35%), 2.44%, 02/15/38(a)(b)		810	810,703
GS Mortgage Securities Corp. II, Series 2021- ROSS, Class A, (1 mo. LIBOR US + 1.15%), 1.24%, 05/15/26(a)(b)		1,480	1,481,504
GS Mortgage Securities Trust
Series 2020-GC47, Class AS, 2.73%, 05/12/53		4,426	4,551,035

Security		Par (000)	Value

United States (continued)
GS Mortgage Securities Trust (continued)
Series 2020-GSA2, Class XA, 1.74%, 12/12/53(a)(b)	USD	4,423	$543,217
Hudson Yards Mortgage Trust, Series 2016- 10HY, Class E, 2.98%, 08/10/38(a)(b)		897	897,448
JP Morgan Chase Commercial Mortgage Securities Corp.(a)(b)
Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.45%), 2.54%, 04/15/38		7,630	7,634,894
Series 2021-MHC, Class F, (1 mo. LIBOR US + 2.95%), 3.04%, 04/15/38		8,020	8,012,636
JP Morgan Chase Commercial Mortgage Securities Trust(b)
Series 2018-WPT, Class DFL, (1 mo. LIBOR US + 2.50%), 2.58%, 07/05/33(a)		1,253	1,254,125
Series 2018-WPT, Class DFX, 5.35%, 07/05/33		2,168	2,253,834
Series 2019-MFP, Class F, (1 mo. LIBOR US + 3.00%), 3.09%, 07/15/36(a)		6,311	6,154,568
JP Morgan Mortgage Trust(a)(b)
2.50%, 12/25/51		79,823	80,592,870
2.50%, 02/25/52		31,722	32,257,128
Series 2021-INV7, Class A4A, 2.50%, 02/25/52		10,574	10,369,546
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR4, Class A5, 4.03%, 03/10/52		4,308	4,835,998
Life Mortgage Trust, Series 2021-BMR, Class F, (1 mo. LIBOR US + 2.35%), 2.44%, 03/15/38(a)(b)		15,217	15,207,856
LUXE Trust, Series 2021-TRIP, Class E, (1 mo. LIBOR US + 2.75%), 2.85%, 10/15/38(a)(b)		4,845	4,844,513
MCM Trust, 3.00%, 08/25/28(e)		3,142	1,122,564
MED Trust, 1.00%, 11/15/26(a)(b)		34,042	34,041,841
MHC Commercial Mortgage Trust(a)(b)
Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.10%), 2.19%, 04/15/38		15,980	15,985,005
Series 2021-MHC, Class F, (1 mo. LIBOR US + 2.60%), 2.69%, 04/15/38		12,280	12,287,680
MHP 2021-STOR, Series 2021-STOR, Class G, (1 mo. LIBOR US + 2.75%), 2.84%, 07/15/38(a)(b)		3,936	3,926,134
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C24, Class C, 4.34%, 05/15/48(a)		647	672,961
Series 2016-C32, Class A4, 3.72%, 12/15/49		3,377	3,686,633
Morgan Stanley Capital I Trust
Series 2018-MP, Class A, 4.28%, 07/11/40(a)(b)		2,110	2,335,158
Series 2020-L4, Class A3, 2.70%, 02/15/53		2,855	2,971,427
PKHL Commercial Mortgage Trust, Series 2021- MF, Class F, (1 mo. LIBOR US + 3.35%), 3.44%, 07/15/38(a)(b)		1,881	1,885,067
STWD Trust, Series 2021-FLWR, Class E, (1 mo. LIBOR US + 1.92%), 2.01%, 07/15/36(a)(b)		3,290	3,269,556
TPGI Trust, Series 2021-DGWD, Class F, (1 mo. LIBOR US + 3.00%), 3.09%, 06/15/26(a)(b)		3,599	3,589,583

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
TVC DSCR, 0.00%, 02/01/51(e)	USD	24,795	$26,065,051
UBS Commercial Mortgage Trust, Series 2019- C17, Class A4, 2.92%, 10/15/52		1,175	1,234,874
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class D, 5.04%, 08/10/49(a)(b)		1,766	1,799,299
VMC Finance LLC, Series 2021-FL4, Class A, (1 mo. LIBOR US + 1.10%), 1.18%, 06/16/36(a)(b)		5,693	5,648,559
VNDO Trust, Series 2016-350P, Class D, 3.90%, 01/10/35(a)(b)		2,150	2,181,087
Wells Fargo Commercial Mortgage Trust(a)
Series 2015-C28, Class AS, 3.87%, 05/15/48.		3,230	3,439,883
Series 2017-C38, Class C, 3.90%, 07/15/50		1,305	1,375,103
Series 2017-C41, Class B, 4.19%, 11/15/50		3,149	3,346,464
Series 2018-1745, Class A, 3.75%, 06/15/36(b)		2,162	2,368,273
Series 2020-C58, Class XA, 1.88%, 07/15/53		31,721	4,168,530
Series 2021-C59, Class XA, 1.55%, 04/15/54		25,156	2,862,179
Western Alliance Bank, 5.65%, 12/30/24		33,610	33,582,182

Total Non-Agency Mortgage-Backed Securities — 2.8% (Cost: $763,525,032)			765,762,104

		Benefical Interest (000)

Other Interests

Canada — 0.1%
Sprott Private Resource Streaming and Royalty LP(e)	USD	21,279,646	24,980,176

Total Other Interests — 0.1% (Cost: $21,471,327)			24,980,176

		Par (000)

Preferred Securities

Capital Trusts — 0.3%(a)

China — 0.0%
Industrial & Commercial Bank of China Ltd., 3.20%(d)(o)	USD	1,260	1,268,883

Colombia — 0.0%
Banco Davivienda SA, 6.65%(b)(o)		699	729,275

France — 0.0%
Societe Generale SA, 5.38%(b)(o)		3,673	3,902,563

Hong Kong — 0.0%
Nanyang Commercial Bank Ltd., 5.00%(d)(o)		1,400	1,417,063

Mexico — 0.0%
Banco Mercantil del Norte SA, 6.75%(b)(o)		746	778,311
BBVA Bancomer SA, 5.13%, 01/18/33(d)		1,744	1,798,936
Cemex SAB de CV, 5.13%(b)(o)		1,186	1,223,981

			3,801,228

Security		Par (000)	Value

Philippines — 0.0%
Rizal Commercial Banking Corp., 6.50%(d)(o)	USD	1,395	$1,454,113

South Korea — 0.0%
Woori Bank, 4.25%(d)(o)		1,397	1,438,735

Switzerland(b)(o) — 0.1%
Credit Suisse Group AG
5.10%		567	572,971
6.38%		6,611	7,197,726
UBS Group AG, 7.00%		3,597	3,889,256

			11,659,953

Thailand(d)(o) — 0.0%
Kasikornbank PCL, 5.28%		3,000	3,117,750
TMBThanachart Bank PCL, 4.90%		1,396	1,395,825

			4,513,575

United Kingdom — 0.0%
Vodafone Group PLC, 4.13%, 06/04/81		3,899	3,875,684

United States — 0.2%
General Motors Financial Co., Inc., Series C, 5.70%(o)		3,462	3,989,955
JPMorgan Chase & Co., Series HH, 4.60%(o)		3,829	3,916,556
Morgan Stanley, Series H, 3.73%(o)		10,558	10,612,276
NWD Finance BVI Ltd., 4.13%(d)(o)		3,729	3,645,097
Prudential Financial, Inc.
5.63%, 06/15/43		5,623	5,937,628
5.88%, 09/15/42		8,044	8,327,094
USB Capital IX, 3.50%(o)		3,935	3,855,062

			40,283,668

			74,344,740

		Shares

Preferred Stocks — 2.7%

Brazil — 0.1%
Banco Bradesco SA, Preference Shares		906,520	3,196,383
Neon Payments Ltd.(e)		39,435	14,396,549
Petroleo Brasileiro SA, Preference Shares		218,180	1,053,440

			18,646,372

Germany — 0.3%
Bayerische Motoren Werke AG, Preference Shares		6,530	556,628
Porsche Automobil Holding SE, Preference Shares		126,660	13,182,321
Sartorius AG, Preference Shares		1,017	658,749
Volkswagen AG, Preference Shares		210,396	47,219,472
Volocopter GMBH, (Acquired 03/03/21, Cost: $22,418,516)(e)(h)		4,218	22,846,484

			84,463,654

India — 0.1%
Think & Learn Private Ltd., Series F, (Acquired 12/11/20, Cost: $13,030,114)(e)(h)		4,047	15,406,879

United States — 2.2%
Aptiv PLC, Series A, 5.50%, 06/15/23		132,372	25,574,270
Becton Dickinson and Co., Series B, 6.00%, 06/01/23		509,265	26,787,339

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	39

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Boston Scientific Corp., Series A, 5.50%, 06/01/23	88,689	$10,380,161
Breeze Aviation Group, Inc., Series B, (Acquired 07/30/21, Cost: $17,069,096)(e)(h)	31,603	17,069,096
ByteDance Ltd., Series E, (Acquired 11/11/20, Cost: $34,233,056)(e)(h)	312,419	52,410,400
Cash Mandatory Exchangeable Trust, 5.25%, 06/01/23(b)	34,289	35,883,684
Cruise, Series G, (Acquired 03/25/21, Cost: $9,841,593)(e)(h)	373,495	9,359,785
Databricks, Inc.(e)(h)
Series F, (Acquired 10/22/19, Cost: $11,769,837)	274,046	60,413,441
Series G, (Acquired 02/01/21, Cost: $13,141,188)	74,090	16,333,140
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $11,638,040)(e)(h)	1,914,819	9,688,984
Dream Finders Homes, Inc.(e)	38,156	37,774,440
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $8,339,244)(e)(h)	1,423,565	8,327,855
Exscientia Ltd., (Acquired 10/01/21, Cost: $15,553,137)(h)	2,220,600	47,194,609
Farmer’s Business Network, Inc.(e)(h)
(Acquired 09/15/21, Cost: $2,533,428)	40,758	2,533,517
Series F, (Acquired 07/31/20, Cost: $8,907,002)	269,447	16,748,826
Grand Rounds, Inc.(e)(h)
Series C, (Acquired 03/31/15, Cost: $26,357,523)	9,493,075	28,099,502
Series D, (Acquired 05/01/18, Cost: $4,824,038)	1,990,402	5,851,782
Jumpcloud, Inc., Series E-1, (Acquired 10/30/20, Cost: $11,778,091)(e)(h)	6,458,349	38,677,115
Loadsmart, Inc., Series C, (Acquired 10/05/20, Cost: $10,694,460)(e)(h)	1,250,814	16,735,891
Lookout, Inc., Series F, (Acquired 09/19/14, Cost: $50,945,689)(e)(h)	4,459,883	51,448,247
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $6,129,221)(e)(h)	892,159	6,842,860
Noodle Partners, Inc., (Acquired 08/26/21, Cost: $9,816,152)(e)(h)	1,099,886	9,816,153
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $5,269,814)(e)(h)	200,937	5,246,374
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $9,126,025)(e)(h)	399,649	9,550,953
SambaNova Systems, Inc.(e)(h) (Acquired 04/09/21, Cost: $6,878,356)	72,390	7,844,484
Series C, (Acquired 02/19/20, Cost: $11,739,902)	220,503	23,894,631
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $3,799,839)(e)(h)	252,991	3,951,834
Ursa Major Technologies, Inc., (Acquired 09/13/21, Cost: $9,742,600)(e)(h)	1,633,349	9,717,510
Zero Mass Water, Inc., Series C-1, (Acquired 05/07/20, Cost: $8,796,956)(e)(h)	558,055	9,090,204

		603,247,087

		721,763,992

Security		Shares	Value

Trust Preferreds — 0.1%

United States — 0.1%
Citigroup Capital XIII, 6.50%, 10/30/40(a)		629,905	$17,290,892
Wells Fargo & Co., Series L, 7.50%(o)		5,825	8,853,825

			26,144,717

Total Preferred Securities — 3.1% (Cost: $649,560,528)			822,253,449

		Par (000)

U.S. Government Sponsored Agency Securities

Agency Obligations — 0.0%
Peruvian Government International Bond
3.00%, 01/15/34	USD	150	148,350
3.60%, 01/15/72		190	182,210

			330,560

Collateralized Mortgage Obligations — 0.0%
Uniform Mortgage-Backed Securities, Series 2020-DNA6, Class B1, (30 day SOFR + 3.00%), 3.05%, 12/25/50(a)(b)		2,200	2,228,134

Mortgage-Backed Securities — 3.1%
Freddie Mac, Series K116, Class X1, 1.43%, 07/25/30(a)		7,785	817,934
Freddie Mac Structured Pass-Through Certificates(a)
Series K105, Class X1, 1.52%, 03/25/53		35,999	3,929,127
Series K109, Class X1, 1.58%, 04/25/30		15,160	1,736,213
Series K110, Class X1, 1.70%, 04/25/30		13,165	1,603,634
Series K120, Class X1, 1.04%, 10/25/30		50,324	3,974,954
Uniform Mortgage-Backed Securities
1.36%, 12/25/29		8,414	729,888
2.50%, 11/10/51(t)		780,117	801,189,127
Class A2, 3.69%, 09/25/30(a)		2,165	2,494,003
Series KW09, Class X1, 0.80%, 05/25/29(a)		58,274	2,907,434

			819,382,314

Total U.S. Government Sponsored Agency Securities — 3.1% (Cost: $820,913,542)			821,941,008

U.S. Treasury Obligations
U.S. Treasury Bonds(u)
1.75%, 08/15/41(v)		49,807	47,946,731
2.00%, 08/15/51		70,985	71,994,318
US Treasury Note, 0.13%, 11/30/22(k)(w)		60,000	59,969,531

Total U.S. Treasury Obligations — 0.7% (Cost: $176,777,458)			179,910,580

		Shares

Warrants

Cayman Islands — 0.0%
TPG Pace Beneficial Finance Corp. (Expires 10/09/2027), Class A(f)		65,280	171,680

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

Switzerland — 0.0%
Cie Financiere Richemont SA, (Expires 11/22/23)(f)		4,654	$3,355

United States — 0.1%
Austerlitz Acquisition Corp. (Expires 02/19/2026), Class A(f)		169,585	320,516
Cano Health, Inc. (Expires 06/03/2026)(f)		268,681	849,032
CBRE Acquisition Holdings, Inc. (Expires 12/31/2027)		1,970	4,548
Crown Proptech Acquisitions Pvt Ltd. (Expires 02/01/2026)(e)		271,336	132,955
EVgo, Inc. (Expires 09/15/2025)(f)		146,070	334,500
GPRE		1,464,976	33,856,357
Hippo Holdings, Inc. (Expires 12/31/2027)(f)		123,393	98,739
Israel Amplify Program Corp. (Expires 06/30/2026)(e)		408,864	527,435
Latch, Inc. (Expires 12/31/2026)(f)(i)		111,795	267,190
Offerpad Solutions, Inc. (Expires 10/31/2025)(f)		226,443	374,763
Rotor Acqusition Ltd.(e)		92,397	77,613
Sarcos Technology and Robotics Corp. (Expires 06/15/2027), Class A(f)		254,485	236,671
TPB Acquisition Corp. I, Class A, Class A(f)		95,675	48,794
Volta, Inc. (Expires 08/26/2026)(f)		150,460	368,627
Zero Mass Water, Inc., Series C-1, (Acquired 05/08/20, Cost: $0)(e)(h)		558,055	6

			37,497,746

Total Warrants — 0.1% (Cost: $5,569,884)			37,672,781

Total Long-Term Investments — 97.6% (Cost: $19,717,817,713)			26,205,211,371

Short-Term Securities

Money Market Funds — 4.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(g)(x)		1,061,761,250	1,061,761,250
SL Liquidity Series, LLC, Money Market Series, 0.08%(g)(x)		159,362,894	159,394,766

			1,221,156,016

		Par (000)

Time Deposits — 0.6%

Australia — 0.0%
Brown Brothers Harriman & Co., (0.21%), 11/01/21	AUD	6,411	4,822,785

Canada — 0.0%
Brown Brothers Harriman & Co., 0.01%, 11/01/21	CAD	4,250	3,434,172

Europe — 0.0%
Citibank NA, London, (0.79%), 11/03/21	EUR	2,670	3,086,915

Hong Kong — 0.0%
Hongkong & Shanghai Banking Corp. Ltd., 0.00%, 11/01/21	HKD	361	46,425

Security		Par (000)	Value

Japan — 0.0%
Sumitomo Bank Tokyo, (0.28%), 11/03/21	JPY	208,448	$1,828,894

Sweden — 0.0%
Brown Brothers Harriman & Co., (0.35%), 11/03/21	SEK	1,018	118,560

United Kingdom — 0.1%
Citibank NA, New York, 0.01%, 11/01/21	GBP	5,250	7,185,491

United States — 0.5%
Citibank NA, New York, 0.08%, 11/01/21	USD	130,587	130,586,964

			151,110,206

Total Short-Term Securities — 5.1% (Cost: $1,372,270,478)			1,372,266,222

Options Purchased — 0.7% (Cost: $167,782,715)			190,457,101

Total Investments Before Options Written — 103.4% (Cost: $21,257,870,906)			27,767,934,694

		Shares

Investments Sold Short

Common Stocks

United States — (0.2)%
JM Smucker Co.		(51,256)	(6,297,313)
Snowflake, Inc., Class A(f)		(52,902)	(18,718,843)
Walgreens Boots Alliance, Inc.		(469,588)	(22,080,028)

Total Investments Sold Short — (0.2)% (Proceeds: $(44,806,740))			(47,096,184)

Options Written — (0.4)%
(Premiums Received: $(91,395,364))			(96,326,410)

Total Investments, Net of Options Written — 102.8% (Cost: $21,121,668,802)			27,624,512,100

Liabilities in Excess of Other Assets — (2.8)%			(760,892,480)

Net Assets — 100.0%			$26,863,619,620

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Non-income producing security.
(g)	Affiliate of the Fund.
(h)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $959,170,792, representing 3.6% of its net assets as of period end, and an original cost of $688,731,290.

(i)	All or a portion of this security is on loan.
(j)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(k)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(l)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	41

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

(m)	Zero-coupon bond.
(n)	Issuer filed for bankruptcy and/or is in default.
(o)	Perpetual security with no stated maturity date.
(p)	Convertible security.
(q)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(r)	Rounds to less than 1,000.
(s)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(t)	Represents or includes a TBA transaction.
(u)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(v)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(w)	All or a portion of the security has been pledged in connection with outstanding futures contracts.
(x)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Par/Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

Bio City Development Co. BV	$13,211,730	$—		$—	$—	$(1,943,730)	$11,268,000	140,850,000	$—		$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	182,812,980	878,948,270	(a)	—	—	—	1,061,761,250	1,061,761,250	22,842		—
iShares China Large-Cap ETF	21,369,605	17,981,480		(17,001,478)	(1,393,068)	(2,308,996)	18,647,543	462,374	69,732		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,560,591	44,322,561		(44,224,456)	(131,196)	96,349	3,623,849	27,149	40,654		—
iShares iBoxx USD High Yield Corporate Bond ETF	130,740,288	—		(129,755,274)	12,086,829	(12,953,531)	118,312	1,361	831,180		—
iShares Latin America 40 ETF	10,530,285	—		—	—	(1,224,451)	9,305,834	371,046	140,239		—
iShares MSCI Brazil ETF	7,878,674	13,209,899		(3,929,868)	(553,924)	(3,796,251)	12,808,530	436,853	341,873		—
iShares MSCI Emerging Markets ETF	3,046,361	—		—	—	(172,691)	2,873,670	56,435	13,590		—
iShares MSCI Japan ETF(b)	—	15,705,319		(16,777,857)	1,072,538	—	—	—	—		—
iShares Nasdaq Biotechnology ETF	3,046,099	—		—	—	97,702	3,143,801	19,698	2,908		—
iShares Russell 2000 ETF(b)	174,659,694	—		(164,717,254)	37,791,496	(47,733,936)	—	—	—		—
iShares S&P 500 Value ETF	33,281,181	—		—	—	1,282,231	34,563,412	227,346	314,692		—
Quintis Australia Pty. Ltd.	85,418,997	3,416,759		—	—	8,101	88,835,756	88,835,756	3,419,606		—
Quintis Australia Pty. Ltd.	82,684,528	—		—	—	130,821	82,684,528	82,684,528	—		—
Quintis HoldCo Pty. Ltd.	37,734,907	—		—	—	7,833,144	45,568,051	43,735,802	—		—
SL Liquidity Series, LLC, Money Market Series	—	159,412,366	(a)	—	(7,310)	(10,290)	159,394,766	159,362,894	827,485	(c)	—

					$48,865,365	$(60,695,528)	$1,534,597,302		$6,024,801		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Exchange Traded Bitcoin Futures(a)	54	11/26/21	$17,013	$76,352
Euro BTP	3,223	12/08/21	552,385	(22,488,481)
Euro Bund	2,960	12/08/21	575,266	(14,142,770)
10-Year Japanese Government Treasury Bonds	207	12/13/21	274,826	(963,210)
10-Year Australian Treasury Bonds	3,769	12/15/21	382,335	(27,287,963)
FTSE/MIB Index	124	12/17/21	19,170	790,975
MSCI Emerging Markets Index	505	12/17/21	31,866	(898,026)

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts (continued)
Russell 2000 E-Mini Index	2,542	12/17/21	$291,733	$7,509,675
U.S. Long Bond	706	12/21/21	113,534	(1,159,454)
Ultra U.S. Treasury Bond	310	12/21/21	60,896	1,071,559
5-Year U.S. Treasury Note	22,148	12/31/21	2,695,308	(35,820,111)

				(93,311,454)

Short Contracts
30-Year Euro Buxl Bond	633	12/08/21	152,921	643,280
Nikkei 225 Yen-Denominated	27	12/09/21	3,434	104,845
SPI 200 Index	35	12/16/21	4,792	80,231
Euro Stoxx 50 Index	1,650	12/17/21	80,817	(2,169,793)
FTSE 100 Index	73	12/17/21	7,217	(248,587)
NASDAQ 100 E-Mini Index	2,127	12/17/21	673,770	(17,444,865)
S&P 500 E-Mini Index	10,451	12/17/21	2,402,162	(75,923,784)
10-Year U.S. Treasury Note	1,145	12/21/21	149,601	391,748
10-Year U.S. Ultra Long Treasury Note	12,099	12/21/21	1,754,166	22,148,419
Long Gilt	812	12/29/21	138,819	1,099,914
2-Year U.S. Treasury Note	14,780	12/31/21	3,240,053	13,400,045

				(57,918,547)

				$(151,230,001)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

IDR	385,545,248,000	USD	26,615,025	HSBC Bank USA N.A.	11/03/21	$580,372
USD	40,739,049	EUR	34,279,430	JPMorgan Chase Bank N.A.	11/04/21	1,110,495
USD	107,063,002	HKD	832,687,851	Citibank N.A.	11/04/21	40,102
NOK	608,206,000	CHF	63,334,505	Morgan Stanley & Co. International PLC	11/10/21	2,805,732
USD	30,249,106	EUR	25,534,463	Citibank N.A.	11/12/21	725,539
USD	94,652,507	EUR	81,366,917	Morgan Stanley & Co. International PLC	11/12/21	574,102
USD	106,367,932	HKD	827,534,000	Citibank N.A.	11/12/21	5,240
NOK	364,354,000	CHF	37,912,075	Morgan Stanley & Co. International PLC	11/16/21	1,704,390
AUD	85,617,402	USD	62,120,639	JPMorgan Chase Bank N.A.	11/18/21	2,289,317
AUD	70,995,217	USD	51,444,540	Deutsche Bank AG	11/19/21	1,965,343
KRW	60,769,332,000	USD	51,590,592	UBS AG	11/24/21	112,186
USD	41,051,323	INR	3,024,251,000	Citibank N.A.	12/01/21	849,143
AUD	15,079,698	USD	10,943,366	HSBC Bank USA N.A.	12/02/21	401,667
AUD	57,095,802	USD	41,808,972	Morgan Stanley & Co. International PLC	12/02/21	1,146,379
USD	52,347,941	BRL	274,250,865	HSBC Bank USA N.A.	12/08/21	4,100,713
JPY	7,295,534,000	USD	63,871,475	UBS AG	12/09/21	160,575
USD	55,030,111	INR	4,059,020,975	HSBC Bank USA N.A.	12/09/21	1,125,226
USD	38,962,151	EUR	33,641,345	Goldman Sachs International	12/15/21	32,454
USD	38,950,958	EUR	33,641,345	JPMorgan Chase Bank N.A.	12/15/21	21,262
USD	53,138,371	EUR	45,246,865	JPMorgan Chase Bank N.A.	12/15/21	778,789
USD	78,453,796	EUR	67,616,553	JPMorgan Chase Bank N.A.	12/15/21	208,057
USD	39,385,718	EUR	33,814,740	Morgan Stanley & Co. International PLC	12/15/21	255,369
CAD	387,650	USD	302,468	JPMorgan Chase Bank N.A.	12/16/21	10,782
CAD	59,581,000	USD	46,487,640	JPMorgan Chase Bank N.A.	12/16/21	1,658,266
GBP	40,270,895	EUR	46,723,000	JPMorgan Chase Bank N.A.	12/16/21	1,051,894
JPY	9,206,331,000	USD	80,652,229	BNP Paribas S.A.	12/16/21	162,180
JPY	15,164,414,000	USD	132,833,728	HSBC Bank USA N.A.	12/16/21	281,534
RUB	2,478,328,762	USD	33,524,907	Citibank N.A.	12/16/21	1,102,211
RUB	1,188,236	USD	16,075	HSBC Bank USA N.A.	12/16/21	527
USD	16,005,901	INR	1,187,437,750	BNP Paribas S.A.	12/16/21	250,049
CAD	82,319,000	USD	66,412,802	Goldman Sachs International	01/20/22	111,265

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	43

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

JPY	12,207,370,800	EUR	92,139,000	Morgan Stanley & Co. International PLC	01/20/22	$484,473
JPY	6,072,640,000	USD	53,177,014	Citibank N.A.	01/20/22	157,819
JPY	6,110,367,000	USD	53,541,566	Goldman Sachs International	01/20/22	124,616
USD	58,098,467	EUR	49,994,654	Barclays Bank PLC	01/20/22	186,447
USD	311,835,823	EUR	267,870,275	BNP Paribas S.A.	01/20/22	1,544,469
USD	39,617,534	EUR	34,052,000	Deutsche Bank AG	01/20/22	172,914
USD	64,279,556	NOK	539,313,000	JPMorgan Chase Bank N.A.	01/20/22	489,006
USD	19,279,054	CNH	124,138,409	UBS AG	01/27/22	39,295

						28,820,199

USD	27,087,709	IDR	384,320,418,000	HSBC Bank USA N.A.	11/03/21	(21,291)
USD	86,010	IDR	1,224,830,000	UBS AG	11/03/21	(386)
GBP	329,000	USD	457,537	Bank of America N.A.	11/04/21	(7,283)
GBP	56,524,000	USD	78,599,307	JPMorgan Chase Bank N.A.	11/04/21	(1,243,169)
JPY	8,493,461,000	USD	77,441,523	BNP Paribas S.A.	11/04/21	(2,920,119)
JPY	41,361,000	USD	378,066	JPMorgan Chase Bank N.A.	11/04/21	(15,166)
JPY	7,966,385,000	USD	72,819,209	UBS AG	11/04/21	(2,922,355)
USD	75,535,594	CNH	491,995,801	Deutsche Bank AG	11/04/21	(1,236,359)
USD	44,965,698	CNH	292,322,000	HSBC Bank USA N.A.	11/04/21	(648,779)
EUR	76,503,000	USD	89,838,468	Citibank N.A.	11/12/21	(1,383,841)
EUR	104,665,632	USD	123,085,527	Citibank N.A.	11/12/21	(2,068,582)
JPY	10,521,726,000	USD	95,220,214	JPMorgan Chase Bank N.A.	11/12/21	(2,897,847)
JPY	9,210,872,111	USD	83,933,964	JPMorgan Chase Bank N.A.	11/18/21	(3,110,355)
KRW	60,722,983,725	USD	51,873,384	Citibank N.A.	11/24/21	(210,040)
KRW	63,650,736,000	USD	54,631,136	Citibank N.A.	12/01/21	(487,363)
JPY	42,877,942	USD	391,160	Morgan Stanley & Co. International PLC	12/02/21	(14,879)
JPY	5,913,021,000	USD	53,942,850	UBS AG	12/02/21	(2,052,350)
USD	73,464,389	SEK	638,499,190	JPMorgan Chase Bank N.A.	12/02/21	(900,763)
KRW	63,673,089,000	USD	54,467,998	UBS AG	12/08/21	(311,550)
USD	54,714,675	NZD	77,093,000	Morgan Stanley & Co. International PLC	12/08/21	(501,704)
USD	68,465,593	SEK	587,760,000	UBS AG	12/08/21	(1,340)
JPY	10,883,763,298	USD	95,807,927	HSBC Bank USA N.A.	12/09/21	(282,408)
JPY	29,802,513	USD	270,421	JPMorgan Chase Bank N.A.	12/09/21	(8,848)
JPY	21,937,462,000	USD	196,938,907	JPMorgan Chase Bank N.A.	12/09/21	(4,396,365)
JPY	12,932,773,238	USD	117,337,782	Morgan Stanley & Co. International PLC	12/09/21	(3,828,342)
USD	341,696	CNH	2,222,975	UBS AG	12/09/21	(4,244)
USD	51,677,408	CNH	336,186,859	UBS AG	12/09/21	(639,968)
EUR	73,025,058	USD	85,183,000	Bank of America N.A.	12/15/21	(678,549)
EUR	44,954,774	USD	52,205,305	BNP Paribas S.A.	12/15/21	(183,731)
EUR	33,808,277	USD	39,183,083	Citibank N.A.	12/15/21	(60,213)
EUR	44,954,774	USD	52,245,015	Citibank N.A.	12/15/21	(223,441)
EUR	57,225,901	USD	66,415,236	Citibank N.A.	12/15/21	(193,538)
EUR	33,808,276	USD	39,169,660	Goldman Sachs International	12/15/21	(46,791)
EUR	34,406,191	USD	40,244,922	JPMorgan Chase Bank N.A.	12/15/21	(430,146)
EUR	22,498,444	USD	26,377,176	Morgan Stanley & Co. International PLC	12/15/21	(342,022)
EUR	22,498,444	USD	26,372,676	Morgan Stanley & Co. International PLC	12/15/21	(337,522)
EUR	45,553,159	USD	53,477,272	Morgan Stanley & Co. International PLC	12/15/21	(763,248)
EUR	68,091,020	USD	79,052,312	Morgan Stanley & Co. International PLC	12/15/21	(257,521)
EUR	114,162,927	USD	134,161,989	Morgan Stanley & Co. International PLC	12/15/21	(2,052,879)
USD	80,198,613	CNH	523,628,774	Citibank N.A.	12/15/21	(1,248,132)
BRL	1,330,958	USD	250,609	Goldman Sachs International	12/16/21	(16,891)
BRL	223,042,813	USD	42,009,043	Goldman Sachs International	12/16/21	(2,842,540)
HUF	6,649,686,592	USD	21,470,341	Barclays Bank PLC	12/16/21	(146,030)
HUF	6,649,557,458	USD	21,459,946	Citibank N.A.	12/16/21	(136,050)
HUF	385,810,311	USD	1,243,146	JPMorgan Chase Bank N.A.	12/16/21	(5,924)
HUF	2,661,217,638	USD	8,587,870	UBS AG	12/16/21	(53,839)
JPY	4,205,624,288	EUR	32,678,000	Barclays Bank PLC	12/16/21	(898,699)
JPY	5,890,987,000	USD	52,861,841	Bank of America N.A.	12/16/21	(1,149,966)
JPY	2,973,421,000	USD	26,710,842	Barclays Bank PLC	12/16/21	(609,753)
JPY	23,457,120,000	USD	206,638,036	Deutsche Bank AG	12/16/21	(728,287)
JPY	2,924,141,000	USD	26,530,738	Goldman Sachs International	12/16/21	(862,236)
JPY	2,960,325,000	USD	26,796,916	Goldman Sachs International	12/16/21	(810,786)

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

JPY	5,898,497,672	USD	53,686,896	Morgan Stanley & Co. International PLC	12/16/21	$(1,909,092)
PLN	171,277,567	USD	43,049,924	Barclays Bank PLC	12/16/21	(160,474)
PLN	34,267,308	USD	8,608,457	BNP Paribas S.A.	12/16/21	(27,614)
PLN	4,610,125	USD	1,157,038	UBS AG	12/16/21	(2,621)
USD	111,856,209	CNH	730,219,702	BNP Paribas S.A.	12/16/21	(1,714,923)
USD	133,829,748	CNH	871,593,000	BNP Paribas S.A.	12/16/21	(1,729,185)
USD	67,183,872	CNH	436,365,967	HSBC Bank USA N.A.	12/16/21	(684,164)
USD	276,331	CNH	1,794,811	Morgan Stanley & Co. International PLC	12/16/21	(2,817)
USD	66,502,083	CNH	432,428,000	UBS AG	12/16/21	(753,480)
USD	103,716,768	CNH	673,350,000	JPMorgan Chase Bank N.A.	01/06/22	(827,937)
JPY	7,261,613,750	EUR	55,385,000	JPMorgan Chase Bank N.A.	01/13/22	(373,589)
USD	93,867,871	CNH	609,223,126	Goldman Sachs International	01/13/22	(664,707)
CAD	82,292,000	USD	66,587,908	Morgan Stanley & Co. International PLC	01/20/22	(85,660)
GBP	66,939,000	USD	92,348,897	Deutsche Bank AG	01/20/22	(714,221)
MXN	1,171,227,000	USD	57,000,258	Goldman Sachs International	01/20/22	(806,205)
IDR	384,320,418,000	USD	26,854,896	HSBC Bank USA N.A.	01/27/22	(84,925)

						(57,736,044)

						$(28,915,845)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Alcoa Corp.	2,776	11/19/21	USD	50.00	USD	12,756	$266,496
Alphabet Inc., Class C	70	11/19/21	USD	3,000.00	USD	20,758	323,400
Alphabet Inc., Class C	43	11/19/21	USD	2,900.00	USD	12,751	432,795
Alphabet Inc., Class C	111	11/19/21	USD	2,950.00	USD	32,916	764,235
Best Buy Co., Inc.	1,243	11/19/21	USD	125.00	USD	15,194	249,221
BNP Paribas SA	654	11/19/21	EUR	57.00	EUR	3,787	135,706
Eli Lilly & Co.	564	11/19/21	USD	240.00	USD	14,368	902,400
Global Payments, Inc.	849	11/19/21	USD	175.00	USD	12,140	21,225
iShares China Large-Cap ETF	6,159	11/19/21	USD	45.00	USD	24,839	21,557
Microsoft Corp.	298	11/19/21	USD	300.00	USD	9,882	932,740
Microsoft Corp.	1,724	11/19/21	USD	310.00	USD	57,171	3,723,840
Parker-Hannifin Corp.	795	11/19/21	USD	340.00	USD	23,579	27,825
Rio Tinto Finance USA PLC	1,993	11/19/21	USD	72.50	USD	12,610	34,878
salesforce.com, Inc.	2,664	11/19/21	USD	300.00	USD	79,837	1,704,960
SPDR S&P 500 ETF Trust	9,593	11/19/21	USD	460.00	USD	440,559	4,815,686
Twilio, Inc., Class A	379	11/19/21	USD	390.00	USD	11,043	12,886
Vale SA	8,080	11/19/21	USD	17.00	USD	10,286	12,120
Williams-Sonoma, Inc.	1,480	11/19/21	USD	170.00	USD	27,488	2,937,800
Xilinx, Inc.	18	11/19/21	USD	190.00	USD	324	6,570
Zscaler, Inc.	740	11/19/21	USD	250.00	USD	23,596	5,161,500
Alphabet Inc., Class C	37	12/17/21	USD	2,950.00	USD	10,972	396,270
Amazon.com, Inc.	30	12/17/21	USD	3,650.00	USD	10,117	80,925
Best Buy Co., Inc.	4,144	12/17/21	USD	115.00	USD	50,656	4,133,640
Daimler AG	722	12/17/21	EUR	85.00	EUR	6,190	312,152
DexCom, Inc.	256	12/17/21	USD	560.00	USD	15,954	1,868,800
Diamondback Energy, Inc.	1,384	12/17/21	USD	90.00	USD	14,835	2,608,840
Diamondback Energy, Inc.	2,311	12/17/21	USD	115.00	USD	24,772	1,074,615
Energy Select Sector SPDR Fund	876	12/17/21	USD	65.00	USD	5,034	37,668
Freeport-McMoRan, Inc.	10,561	12/17/21	USD	38.00	USD	39,836	2,418,469
General Motors Co.	5,730	12/17/21	USD	60.00	USD	31,188	415,425
Glencore International PLC	1,651	12/17/21	GBP	3.80	GBP	6,085	270,728
Glencore International PLC	1,665	12/17/21	GBP	4.20	GBP	6,136	77,596
InvesCo QQQ Trust	2,404	12/17/21	USD	388.00	USD	92,821	2,144,368
InvesCo QQQ Trust	12,053	12/17/21	USD	387.00	USD	465,378	11,450,350
iShares MSCI Emerging Markets ETF	12,145	12/17/21	USD	54.00	USD	61,842	273,262
Lions Gate Entertainment Corp.	398	12/17/21	USD	18.00	USD	515	7,960

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Microsoft Corp.	1,072	12/17/21	USD	305.00	USD	35,550	$3,073,960
Microsoft Corp.	476	12/17/21	USD	340.00	USD	15,785	268,940
NXP Semiconductors NV	385	12/17/21	USD	220.00	USD	7,733	107,993
salesforce.com, Inc.	1,242	12/17/21	USD	310.00	USD	37,221	1,027,755
Societe Generale SA	1,309	12/17/21	EUR	30.00	EUR	3,775	129,379
SPDR S&P 500 ETF Trust	1,235	12/17/21	USD	360.00	USD	56,717	12,351,852
SPDR S&P 500 ETF Trust	2,885	12/17/21	USD	465.00	USD	132,494	1,671,857
SPDR S&P 500 ETF Trust	8,825	12/17/21	USD	460.00	USD	405,288	7,629,212
SPDR S&P 500 ETF Trust	4,780	12/17/21	USD	458.00	USD	219,522	4,746,540
Thermo Fisher Scientific, Inc.	248	12/17/21	USD	580.00	USD	15,700	1,426,000
Volkswagen AG, Preferred, Non-voting shares	326	12/17/21	EUR	195.00	EUR	6,319	281,700
Western Digital Corp.	1,632	12/17/21	USD	80.00	USD	8,534	23,664
Western Digital Corp.	685	12/17/21	USD	75.00	USD	3,582	7,535
SPDR S&P 500 ETF Trust	11,627	12/31/21	USD	465.00	USD	533,970	8,185,408
SPDR S&P 500 ETF Trust	5,741	12/31/21	USD	448.00	USD	263,655	10,597,886
Alibaba Group Holding Ltd.	1,496	01/21/22	USD	190.00	USD	24,675	688,160
Autodesk, Inc.	797	01/21/22	USD	310.00	USD	25,314	1,827,122
BP PLC	4,711	01/21/22	USD	32.00	USD	13,563	233,194
BP PLC	6,695	01/21/22	USD	31.00	USD	19,275	468,650
Caesars Entertainment, Inc.	802	01/21/22	USD	100.00	USD	8,779	1,176,935
CF Industries Holdings, Inc.	1,435	01/21/22	USD	65.00	USD	8,151	175,788
Comcast Corp., Class A	2,653	01/21/22	USD	55.00	USD	13,644	254,688
Devon Energy Corp.	10,304	01/21/22	USD	40.00	USD	41,298	3,529,120
Diamondback Energy, Inc.	1,207	01/21/22	USD	115.00	USD	12,938	826,795
Energy Transfer LP	8,440	01/21/22	USD	10.00	USD	8,026	329,160
FedEx Corp.	489	01/21/22	USD	280.00	USD	11,517	81,419
Global Payments, Inc.	1,664	01/21/22	USD	170.00	USD	23,794	291,200
iShares MSCI Emerging Markets ETF	14,426	01/21/22	USD	54.00	USD	73,457	598,679
Lions Gate Entertainment Corp.	469	01/21/22	USD	19.00	USD	607	12,898
O’Reilly Automotive, Inc.	181	01/21/22	USD	660.00	USD	11,264	195,480
Ovintiv Inc.	3,027	01/21/22	USD	38.00	USD	11,357	1,029,180
Royal Dutch Shell PLC, Class A	10,554	01/21/22	EUR	22.00	EUR	21,074	329,411
SPDR S&P 500 ETF Trust	10,380	01/21/22	USD	470.00	USD	476,702	6,928,650
SPDR S&P 500 ETF Trust	8,654	01/21/22	USD	468.00	USD	397,435	6,603,002
SPDR S&P Biotech ETF	3,375	01/21/22	USD	135.00	USD	42,123	1,046,250
SPDR S&P Biotech ETF	2,849	01/21/22	USD	134.00	USD	35,558	954,415
Uber Technologies, Inc.	7,972	01/21/22	USD	50.00	USD	34,933	1,223,702
BP PLC	13,350	04/14/22	USD	32.00	USD	38,435	1,335,000
Twilio, Inc., Class A	672	04/14/22	USD	310.00	USD	19,579	1,725,360
Western Digital Corp.	857	04/14/22	USD	80.00	USD	4,481	45,421

							133,498,268

Put
iShares iBoxx $ High Yield Corporate Bond ETF	8,102	11/19/21	USD	85.00	USD	70,431	125,581
iShares iBoxx $ High Yield Corporate Bond ETF	1,639	11/19/21	USD	86.00	USD	14,248	45,073
iShares iBoxx $ High Yield Corporate Bond ETF	557	11/19/21	USD	87.00	USD	4,842	35,091
iShares iBoxx $ Investment Grade Corporate Bond ETF	9,446	11/19/21	USD	131.00	USD	126,085	297,549
iShares Russell 2000 ETF	377	11/19/21	USD	215.00	USD	8,597	36,758
iShares Russell 2000 ETF	460	11/19/21	USD	217.00	USD	10,490	55,200
Lowe’s Cos., Inc.	1,367	11/19/21	USD	195.00	USD	31,963	50,579
Seagate Technology Holdings PLC	233	11/19/21	USD	70.00	USD	2,075	2,680
SPDR S&P 500 ETF Trust	2,651	11/19/21	USD	428.00	USD	121,747	266,425
SPDR S&P 500 ETF Trust	4,755	11/19/21	USD	440.00	USD	218,373	844,012
Spire Global Inc., Class A	118	11/19/21	USD	10.00	USD	67	53,690
Uber Technologies, Inc.	348	11/19/21	USD	30.00	USD	1,525	1,392
10-Year U.S. Treasury Note Future	151	11/26/21	USD	129.50	USD	19,729	42,469
5-Year U.S. Treasury Note Future	81	11/26/21	USD	122.00	USD	9,857	45,563
American Airlines Group, Inc.	377	12/17/21	USD	15.00	USD	724	4,147
PG&E Corp.	642	12/17/21	USD	7.00	USD	745	3,531
Pitney Bowes Inc.	159	12/17/21	USD	7.00	USD	110	9,540
Snap, Inc., Class A	3,012	12/17/21	USD	50.00	USD	15,837	766,554

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put (continued)
SPDR S&P 500 ETF Trust	2,169	12/17/21	USD	423.00	USD	99,611	$630,094
Uber Technologies, Inc.	747	12/17/21	USD	25.00	USD	3,273	2,615

							3,318,543

							$136,816,811

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value

Put
EUR Currency	Up-and-in	Bank of America N.A.	—	12/30/21	USD	1.16	USD	1.18	EUR	150,212	$185,105

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Adidas AG	Barclays Bank PLC	33,553	11/19/21	EUR	305.00	EUR	9,506	$57,749
D.R. Horton, Inc.	Citibank N.A.	259,944	11/19/21	USD	102.50	USD	23,205	61,716
Euro Stoxx 50	Credit Suisse International	9,284	11/19/21	EUR	4,200.00	EUR	39,462	953,291
ResMed, Inc.	Citibank N.A.	51,311	11/19/21	USD	280.00	USD	13,490	76,967
Wells Fargo & Co.	Citibank N.A.	1,225,045	11/19/21	USD	49.00	USD	62,673	3,117,372
Generac Holdings, Inc.	Credit Suisse International	25,565	12/17/21	USD	500.00	USD	12,746	723,490
LVMH Moet Hennessy Louis Vuitton	Barclays Bank PLC	27,603	12/17/21	EUR	650.00	EUR	18,693	1,017,819
WillScot Mobile Mini Holdings Corp.	Credit Suisse International	106,057	12/17/21	USD	30.00	USD	3,685	501,988
Pioneer Natural Resources Co.	Morgan Stanley & Co. International PLC	225,350	01/21/22	USD	205.00	USD	42,136	1,178,864
Royal Dutch Shell PLC, Class A	Nomura International PLC	938,777	01/21/22	USD	50.00	USD	43,109	868,369
Vodafone Group PLC, ADR	Goldman Sachs International	8,232,067	01/21/22	GBP	1.20	GBP	8,894	88,438
Pioneer Natural Resources Co.	Morgan Stanley & Co. International PLC	411,021	04/14/22	USD	210.00	USD	76,853	3,227,633
Royal Dutch Shell PLC, Class A	Citibank N.A.	817,109	04/14/22	USD	50.00	USD	37,522	1,389,085
Amazon.com, Inc.	Citibank N.A.	10,155	06/17/22	USD	4,150.00	USD	34,247	683,939

								13,946,720

Put
USD Currency	Deutsche Bank AG	—	11/03/21	BRL	5.20	USD	33,396	33
EUR Currency	BNP Paribas S.A.	—	11/24/21	USD	1.15	EUR	232,229	841,341
EUR Currency	Morgan Stanley & Co. International PLC	—	11/24/21	USD	1.16	EUR	232,228	2,242,951
EUR Currency	Bank of America N.A.	—	12/20/21	USD	1.16	EUR	359,575	3,684,487
EUR Currency	BNP Paribas S.A.	—	02/24/22	USD	1.16	EUR	173,359	2,499,029

								9,267,841

								$23,214,561

OTC Credit Default Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Credit Rating(a)	Exercise Price		Notional Amount (000)(b)		Value
Description	Rate	Frequency	Rate	Frequency

Put
5-Year CDX.NA.HY.37.V1, 12/20/26	5.00%	Quarterly	3-Month LIBOR, 0.13%	Quarterly	Goldman Sachs International	11/17/21	N/R	USD	106.50	USD	10,725	$11,419
5-Year CDX.NA.HY.37.V1, 12/20/26	5.00%	Quarterly	3-Month LIBOR, 0.13%	Quarterly	Goldman Sachs International	11/17/21	N/R	USD	107.00	USD	8,800	12,403
5-Year CDX.NA.HY.37.V1, 12/20/26	5.00%	Quarterly	3-Month LIBOR, 0.13%	Quarterly	Goldman Sachs International	12/15/21	N/R	USD	106.00	USD	10,110	34,132

												$57,954

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	47

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency

Call
30-Year Interest Rate Swap, 11/21/51	3-Month LIBOR, 0.13%	Semi-Annual	1.34%	Quarterly	Morgan Stanley & Co. International PLC	11/19/21	1.34%	USD	79,916	$30,522
10-Year Interest Rate Swap, 11/28/31	3-Month LIBOR, 0.13%	Semi-Annual	1.26%	Quarterly	Goldman Sachs International	11/26/21	1.26	USD	104,164	55,016
10-Year Interest Rate Swap, 11/28/31	3-Month LIBOR, 0.13%	Semi-Annual	1.30%	Quarterly	Goldman Sachs International	11/26/21	1.30	USD	94,699	74,421
20-Year Interest Rate Swap, 11/28/41	3-Month LIBOR, 0.13%	Semi-Annual	1.56%	Quarterly	Goldman Sachs International	11/26/21	1.56	USD	50,506	179,452
30-Year Interest Rate Swap, 11/28/51	3-Month LIBOR, 0.13%	Semi-Annual	1.56%	Quarterly	Goldman Sachs International	11/26/21	1.56	USD	37,878	236,040
30-Year Interest Rate Swap, 12/17/51	3-Month LIBOR, 0.13%	Semi-Annual	1.40%	Quarterly	Morgan Stanley & Co. International PLC	12/15/21	1.40	USD	46,439	194,821
10-Year Interest Rate Swap, 12/26/31	6-Month EURIBOR, (0.53%)	Annual	0.07%	Semi-Annual	Goldman Sachs International	12/24/21	0.07	EUR	103,788	281,687
30-Year Interest Rate Swap, 04/15/52	3-Month LIBOR, 0.13%	Semi-Annual	1.70%	Quarterly	Morgan Stanley & Co. International PLC	04/13/22	1.70	USD	92,225	4,116,204
30-Year Interest Rate Swap, 04/15/52	3-Month LIBOR, 0.13%	Semi-Annual	1.70%	Quarterly	Morgan Stanley & Co. International PLC	04/13/22	1.70	USD	46,112	2,058,102
30-Year Interest Rate Swap, 04/16/52	3-Month LIBOR, 0.13%	Semi-Annual	1.70%	Quarterly	Morgan Stanley & Co. International PLC	04/14/22	1.70	USD	61,572	2,758,756
30-Year Interest Rate Swap, 04/22/52	3-Month LIBOR, 0.13%	Semi-Annual	1.60%	Quarterly	Goldman Sachs International	04/20/22	1.60	USD	51,063	1,811,948
30-Year Interest Rate Swap, 04/22/52	3-Month LIBOR, 0.13%	Semi-Annual	1.60%	Quarterly	Goldman Sachs International	04/20/22	1.60	USD	51,062	1,811,922
10-Year Interest Rate Swap, 04/23/32	3-Month LIBOR, 0.13%	Semi-Annual	1.30%	Quarterly	Morgan Stanley & Co. International PLC	04/21/22	1.30	USD	108,285	786,009
30-Year Interest Rate Swap, 07/07/52	3-Month LIBOR, 0.13%	Semi-Annual	1.52%	Quarterly	Citibank N.A.	07/05/22	1.52	USD	106,627	3,894,610
30-Year Interest Rate Swap, 07/08/52	3-Month LIBOR, 0.13%	Semi-Annual	1.55%	Quarterly	Deutsche Bank AG	07/06/22	1.55	USD	22,513	881,118
30-Year Interest Rate Swap, 07/08/52	3-Month LIBOR, 0.13%	Semi-Annual	1.55%	Quarterly	Deutsche Bank AG	07/06/22	1.55	USD	22,513	881,118
1-Year Interest Rate Swap, 03/18/24	3-Month LIBOR, 0.13%	Semi-Annual	0.80%	Quarterly	Morgan Stanley & Co. International PLC	03/16/23	0.80	USD	1,362,004	1,920,031

										21,971,777

Put
5-Year Interest Rate Swap, 11/10/26	1.15%	Quarterly	3-Month LIBOR, 0.13%	Semi-Annual	Citibank N.A.	11/08/21	1.15	USD	263,554	1,386,620
30-Year Interest Rate Swap, 11/26/51	0.49%	Semi-Annual	6-Month EURIBOR, (0.53%)	Annual	Goldman Sachs International	11/24/21	0.49	EUR	97,137	524,871
30-Year Interest Rate Swap, 12/11/51	0.52%	Semi-Annual	6-Month EURIBOR, (0.53%)	Annual	Goldman Sachs International	12/09/21	0.52	EUR	90,274	744,839
10-Year Interest Rate Swap, 12/31/31	1.79%	Quarterly	3-Month LIBOR, 0.13%	Semi-Annual	Goldman Sachs International	12/29/21	1.79	USD	129,735	673,435
1-Year Interest Rate Swap, 01/05/24	1.20%	Quarterly	3-Month LIBOR, 0.13%	Semi-Annual	Morgan Stanley & Co. International PLC	01/03/23	1.20	USD	1,488,580	4,881,128

										8,210,893

										$30,182,670

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Alcoa Corp.	2,776	11/19/21	USD	60.00	USD	12,756	$(19,432)
Alphabet Inc., Class C	111	11/19/21	USD	3,150.00	USD	32,916	(142,080)

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Best Buy Co., Inc.	1,243	11/19/21	USD	145.00	USD	15,194	$(13,052)
ConocoPhillips	3,605	11/19/21	USD	70.00	USD	26,854	(1,892,625)
Eli Lilly & Co.	564	11/19/21	USD	260.00	USD	14,368	(207,270)
Global Payments, Inc.	1,274	11/19/21	USD	195.00	USD	18,217	(19,110)
iShares China Large-Cap ETF	6,159	11/19/21	USD	49.00	USD	24,839	(24,636)
JPMorgan Chase & Co.	263	11/19/21	USD	170.00	USD	4,468	(81,530)
Lowe’s Cos., Inc.	1,367	11/19/21	USD	225.00	USD	31,963	(1,695,809)
Microsoft Corp.	2,586	11/19/21	USD	335.00	USD	85,757	(1,021,470)
NVIDIA Corp.	613	11/19/21	USD	262.50	USD	15,673	(442,892)
NVIDIA Corp.	559	11/19/21	USD	220.00	USD	14,292	(2,065,505)
Rio Tinto Finance USA PLC	1,993	11/19/21	USD	77.50	USD	12,610	(14,948)
salesforce.com, Inc.	2,664	11/19/21	USD	320.00	USD	79,837	(295,704)
Twilio, Inc., Class A	379	11/19/21	USD	440.00	USD	11,043	(4,548)
Vale SA	8,080	11/19/21	USD	20.00	USD	10,286	(16,160)
Xilinx, Inc.	18	11/19/21	USD	210.00	USD	324	(1,269)
Zscaler, Inc.	740	11/19/21	USD	270.00	USD	23,596	(3,748,100)
Albemarle Corp.	486	12/17/21	USD	270.00	USD	12,173	(398,520)
Best Buy Co., Inc.	4,144	12/17/21	USD	125.00	USD	50,656	(1,792,280)
BP PLC	4,198	12/17/21	USD	30.00	USD	12,086	(268,672)
Comcast Corp., Class A	2,380	12/17/21	USD	62.50	USD	12,240	(20,230)
Devon Energy Corp.	1,712	12/17/21	USD	46.00	USD	6,862	(137,816)
DexCom, Inc.	256	12/17/21	USD	660.00	USD	15,954	(428,800)
Diamondback Energy, Inc.	1,384	12/17/21	USD	130.00	USD	14,835	(231,820)
Diamondback Energy, Inc.	2,311	12/17/21	USD	135.00	USD	24,772	(271,543)
EQT Corp.	3,383	12/17/21	USD	25.00	USD	6,736	(118,405)
Freeport-McMoRan, Inc.	9,606	12/17/21	USD	45.00	USD	36,234	(489,906)
Freeport-McMoRan, Inc.	955	12/17/21	USD	50.00	USD	3,602	(16,235)
InvesCo QQQ Trust	12,053	12/17/21	USD	400.00	USD	465,378	(4,321,000)
Johnson & Johnson	811	12/17/21	USD	180.00	USD	13,210	(19,870)
Micron Technology, Inc.	1,783	12/17/21	USD	75.00	USD	12,321	(180,083)
Microsoft Corp.	1,072	12/17/21	USD	325.00	USD	35,550	(1,407,000)
SPDR S&P 500 ETF Trust	2,674	12/17/21	USD	455.00	USD	122,803	(3,208,800)
UnitedHealth Group, Inc.	327	12/17/21	USD	450.00	USD	15,057	(615,577)
Xilinx, Inc.	763	12/17/21	USD	210.00	USD	13,734	(284,218)
SPDR S&P 500 ETF Trust	5,813	12/31/21	USD	480.00	USD	266,962	(994,023)
SPDR S&P 500 ETF Trust	5,741	12/31/21	USD	470.00	USD	263,655	(2,689,658)
Alibaba Group Holding Ltd.	1,496	01/21/22	USD	215.00	USD	24,675	(237,116)
Autodesk, Inc.	797	01/21/22	USD	330.00	USD	25,314	(1,042,077)
Caesars Entertainment, Inc.	802	01/21/22	USD	130.00	USD	8,779	(217,743)
Capital One Financial Corp.	2,207	01/21/22	USD	164.40	USD	33,332	(733,827)
Devon Energy Corp.	10,304	01/21/22	USD	50.00	USD	41,298	(777,952)
Diamondback Energy, Inc.	1,207	01/21/22	USD	140.00	USD	12,938	(229,330)
Freeport-McMoRan, Inc.	6,496	01/21/22	USD	46.00	USD	24,503	(509,936)
Global Payments, Inc.	1,664	01/21/22	USD	195.00	USD	23,794	(87,360)
iShares MSCI Emerging Markets ETF	14,426	01/21/22	USD	57.00	USD	73,457	(144,260)
Ovintiv Inc.	3,027	01/21/22	USD	50.00	USD	11,357	(204,323)
Uber Technologies, Inc.	7,972	01/21/22	USD	60.00	USD	34,933	(338,810)
Twilio, Inc., Class A	672	04/14/22	USD	390.00	USD	19,579	(542,640)

							(34,665,970)

Put
BNP Paribas SA	654	11/19/21	EUR	50.00	EUR	3,787	(58,970)
Boston Scientific Corp.	3,164	11/19/21	USD	38.00	USD	13,646	(30,058)
Comcast Corp., Class A	9,608	11/19/21	USD	50.00	USD	49,414	(600,500)
Delphi Automotive PLC	855	11/19/21	USD	140.00	USD	14,782	(12,825)
Edwards Lifesciences Corp.	1,198	11/19/21	USD	100.00	USD	14,354	(20,965)
Eli Lilly & Co.	564	11/19/21	USD	210.00	USD	14,368	(21,150)
Global Payments, Inc.	1,198	11/19/21	USD	175.00	USD	17,130	(3,851,570)
Hilton Worldwide Holdings, Inc.	1,072	11/19/21	USD	125.00	USD	15,431	(26,800)
Intuitive Surgical, Inc.	402	11/19/21	USD	295.00	USD	14,517	(18,090)
iShares iBoxx $ High Yield Corporate Bond ETF	8,102	11/19/21	USD	82.00	USD	70,431	(40,510)
iShares iBoxx $ High Yield Corporate Bond ETF	557	11/19/21	USD	83.00	USD	4,842	(3,342)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	49

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put (continued)
iShares iBoxx $ Investment Grade Corporate Bond ETF	9,446	11/19/21	USD	128.00	USD	126,085	$(118,075)
iShares Russell 2000 ETF	460	11/19/21	USD	202.00	USD	10,490	(14,260)
Lowe’s Cos., Inc.	1,367	11/19/21	USD	180.00	USD	31,963	(31,441)
Mastercard, Inc., Class A	933	11/19/21	USD	330.00	USD	31,304	(538,807)
Microsoft Corp.	862	11/19/21	USD	280.00	USD	28,586	(15,516)
Parker-Hannifin Corp.	795	11/19/21	USD	250.00	USD	23,579	(37,763)
SPDR S&P 500 ETF Trust	2,651	11/19/21	USD	398.00	USD	121,747	(88,809)
SPDR S&P 500 ETF Trust	4,755	11/19/21	USD	420.00	USD	218,373	(335,227)
Twilio, Inc., Class A	379	11/19/21	USD	300.00	USD	11,043	(608,295)
Zscaler, Inc.	740	11/19/21	USD	200.00	USD	23,596	(22,200)
10-Year U.S. Treasury Note Future	3,656	11/26/21	USD	131.00	USD	477,679	(2,856,250)
Amazon.com, Inc.	30	12/17/21	USD	3,100.00	USD	10,117	(85,500)
Charter Communications, Inc., Class A	360	12/17/21	USD	680.00	USD	24,296	(923,400)
Daimler AG	722	12/17/21	EUR	73.00	EUR	6,190	(44,235)
DexCom, Inc.	256	12/17/21	USD	470.00	USD	15,954	(56,960)
Facebook, Inc., Class A	1,561	12/17/21	USD	310.00	USD	50,509	(1,416,607)
General Motors Co.	5,730	12/17/21	USD	50.00	USD	31,188	(418,290)
Glencore International PLC	1,651	12/17/21	GBP	3.20	GBP	6,085	(88,343)
Glencore International PLC	1,665	12/17/21	GBP	3.50	GBP	6,136	(247,158)
Microsoft Corp.	1,072	12/17/21	USD	265.00	USD	35,550	(70,752)
SPDR S&P 500 ETF Trust	2,169	12/17/21	USD	388.00	USD	99,611	(230,999)
TJX Cos., Inc.	1,912	12/17/21	USD	60.00	USD	12,522	(153,916)
UnitedHealth Group, Inc.	332	12/17/21	USD	350.00	USD	15,288	(25,564)
Volkswagen AG, Preferred, Non-voting shares	326	12/17/21	EUR	170.00	EUR	6,319	(49,745)
Alibaba Group Holding Ltd.	1,496	01/21/22	USD	150.00	USD	24,675	(1,032,240)
Autodesk, Inc.	797	01/21/22	USD	270.00	USD	25,314	(368,612)
BP PLC	3,347	01/21/22	USD	25.00	USD	9,636	(142,248)
CF Industries Holdings, Inc.	1,435	01/21/22	USD	52.50	USD	8,151	(308,525)
Comcast Corp., Class A	2,653	01/21/22	USD	50.00	USD	13,644	(498,764)
Energy Transfer LP	8,440	01/21/22	USD	8.00	USD	8,026	(143,480)
FedEx Corp.	489	01/21/22	USD	220.00	USD	11,517	(332,520)
Global Payments, Inc.	1,664	01/21/22	USD	135.00	USD	23,794	(923,520)
O’Reilly Automotive, Inc.	181	01/21/22	USD	560.00	USD	11,264	(116,745)
Royal Dutch Shell PLC, Class A	10,554	01/21/22	EUR	19.00	EUR	21,074	(518,518)
BP PLC	18,061	04/14/22	USD	24.00	USD	51,998	(1,318,453)
Twilio, Inc., Class A	672	04/14/22	USD	260.00	USD	19,579	(1,234,800)

							(20,101,317)

							$(54,767,287)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value

Put
Euro Stoxx 50	Down-and-in	Credit Suisse International	17,192	12/17/21	EUR	3,500.00	EUR	3,100.00	EUR	79,176	$(133,223)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Adidas AG	Barclays Bank PLC	33,553	11/19/21	EUR	330.00	EUR	9,506	$(77,749)
Euro Stoxx 50	Credit Suisse International	9,265	11/19/21	EUR	4,350.00	EUR	39,381	(129,016)
Wells Fargo & Co.	Citibank N.A.	1,225,045	11/19/21	USD	54.00	USD	62,673	(384,223)
LVMH Moet Hennessy Louis Vuitton	Barclays Bank PLC	27,603	12/17/21	EUR	690.00	EUR	18,693	(445,989)
Pioneer Natural Resources Co.	Morgan Stanley & Co. International PLC	112,675	01/21/22	USD	225.00	USD	21,068	(200,022)
Royal Dutch Shell PLC, Class A	Nomura International PLC	469,388	01/21/22	USD	55.00	USD	21,554	(152,551)
Vodafone Group PLC, ADR	Goldman Sachs International	8,232,067	01/21/22	GBP	1.35	GBP	8,894	(2,479)

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Pioneer Natural Resources Co.	Morgan Stanley & Co. International PLC	411,021	04/14/22	USD	240.00	USD	76,853	$(1,090,307)
Royal Dutch Shell PLC, Class A	Citibank N.A.	817,109	04/14/22	USD	60.00	USD	37,522	(306,416)

								(2,788,752)

Put
USD Currency	Deutsche Bank AG	—	11/03/21	BRL	4.85	USD	33,396	(33)
Adidas AG	Barclays Bank PLC	33,553	11/19/21	EUR	265.00	EUR	9,506	(103,368)
D.R. Horton, Inc.	Citibank N.A.	238,445	11/19/21	USD	87.50	USD	21,286	(468,544)
ResMed, Inc.	Citibank N.A.	51,311	11/19/21	USD	245.00	USD	13,490	(125,732)
Wells Fargo & Co.	Citibank N.A.	612,522	11/19/21	USD	42.00	USD	31,337	(29,634)
EUR Currency	BNP Paribas S.A.	—	11/24/21	USD	1.16	EUR	232,228	(2,242,951)
Generac Holdings, Inc.	Credit Suisse International	25,565	12/17/21	USD	420.00	USD	12,746	(181,492)
Global Payments, Inc.	Citibank N.A.	116,766	12/17/21	USD	150.00	USD	16,696	(1,373,864)
Lvmh Moet Hennessy Louis Vuitton	UBS AG	19,521	12/17/21	EUR	600.00	EUR	13,220	(105,497)
LVMH Moet Hennessy Louis Vuitton	Barclays Bank PLC	8,493	12/17/21	EUR	590.00	EUR	5,751	(38,486)
EUR Currency	Bank of America N.A.	—	12/20/21	USD	1.14	EUR	449,469	(1,380,020)
Pioneer Natural Resources Co.	Morgan Stanley & Co. International PLC	150,325	01/21/22	USD	160.00	USD	28,108	(343,733)
Royal Dutch Shell PLC, Class A	Nomura International PLC	625,758	01/21/22	USD	40.00	USD	28,735	(422,387)
Pioneer Natural Resources Co.	Morgan Stanley & Co. International PLC	411,021	04/14/22	USD	155.00	USD	76,853	(3,044,375)
Royal Dutch Shell PLC, Class A	Citibank N.A.	817,109	04/14/22	USD	40.00	USD	37,522	(1,143,953)
Amazon.com, Inc.	Citibank N.A.	5,078	06/17/22	USD	2,800.00	USD	17,125	(449,022)

								(11,453,091)

								$(14,241,843)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency

Call
1-Year Interest Rate Swap, 03/18/24	0.40%	Quarterly	3-Month LIBOR, 0.13%	Semi-Annual	Morgan Stanley & Co. International PLC	03/16/23	0.40%	USD	1,362,004	$(700,329)
1-Year Interest Rate Swap, 03/18/24	0.60%	Quarterly	3-Month LIBOR, 0.13%	Semi-Annual	Morgan Stanley & Co. International PLC	03/16/23	0.60	USD	1,362,004	(1,175,505)

										(1,875,834)

Put
10-Year Interest Rate Swap, 11/19/31	3-Month LIBOR, 0.13%	Semi-Annual	1.62%	Quarterly	Morgan Stanley & Co. International PLC	11/17/21	1.62	USD	252,639	(1,175,092)
30-Year Interest Rate Swap, 11/21/51	3-Month LIBOR, 0.13%	Semi-Annual	1.94%	Quarterly	Morgan Stanley & Co. International PLC	11/19/21	1.94	USD	79,916	(229,593)
30-Year Interest Rate Swap, 11/26/51	6-Month EURIBOR, (0.53%)	Annual	0.79%	Semi-Annual	Goldman Sachs International	11/24/21	0.79	EUR	97,137	(30,861)
10-Year Interest Rate Swap, 11/28/31	3-Month LIBOR, 0.13%	Semi-Annual	1.70%	Quarterly	Goldman Sachs International	11/26/21	1.70	USD	94,699	(346,969)
10-Year Interest Rate Swap, 11/28/31	3-Month LIBOR, 0.13%	Semi-Annual	1.71%	Quarterly	Goldman Sachs International	11/26/21	1.71	USD	104,164	(355,652)
20-Year Interest Rate Swap, 11/28/41	3-Month LIBOR, 0.13%	Semi-Annual	1.96%	Quarterly	Goldman Sachs International	11/26/21	1.96	USD	50,506	(171,689)
30-Year Interest Rate Swap, 11/28/51	3-Month LIBOR, 0.13%	Semi-Annual	2.01%	Quarterly	Goldman Sachs International	11/26/21	2.01	USD	37,878	(94,921)
30-Year Interest Rate Swap, 12/11/51	6-Month EURIBOR, (0.53%)	Annual	0.82%	Semi-Annual	Goldman Sachs International	12/09/21	0.82	EUR	90,274	(100,766)
30-Year Interest Rate Swap, 12/17/51	3-Month LIBOR, 0.13%	Semi-Annual	1.90%	Quarterly	Morgan Stanley & Co. International PLC	12/15/21	1.90	USD	46,439	(528,400)
30-Year Interest Rate Swap, 12/19/51	3-Month LIBOR, 0.13%	Semi-Annual	1.97%	Quarterly	Morgan Stanley & Co. International PLC	12/17/21	1.97	USD	46,426	(375,429)
5-Year Interest Rate Swap, 12/19/26	3-Month LIBOR, 0.13%	Semi-Annual	1.31%	Quarterly	Morgan Stanley & Co. International PLC	12/17/21	1.31	USD	235,228	(1,160,402)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	51

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency

Put (continued)
10-Year Interest Rate Swap, 12/25/31	3-Month LIBOR, 0.13%	Semi-Annual	1.72%	Quarterly	Goldman Sachs International	12/23/21	1.72%	USD	223,325	$(1,446,343)
5-Year Interest Rate Swap, 01/07/27	3-Month LIBOR, 0.13%	Semi-Annual	1.39%	Quarterly	Citibank N.A.	01/05/22	1.39	USD	414,659	(1,972,286)
5-Year Interest Rate Swap, 01/08/27	3-Month LIBOR, 0.13%	Semi-Annual	1.42%	Quarterly	Deutsche Bank AG	01/06/22	1.42	USD	84,424	(369,358)
5-Year Interest Rate Swap, 01/08/27	3-Month LIBOR, 0.13%	Semi-Annual	1.42%	Quarterly	Deutsche Bank AG	01/06/22	1.42	USD	84,424	(369,358)
5-Year Interest Rate Swap, 01/14/27	3-Month LIBOR, 0.13%	Semi-Annual	1.47%	Quarterly	Morgan Stanley & Co. International PLC	01/12/22	1.47	USD	369,278	(1,469,044)
10-Year Interest Rate Swap, 01/28/32	3-Month LIBOR, 0.13%	Semi-Annual	1.76%	Quarterly	Goldman Sachs International	01/26/22	1.76	USD	129,147	(1,117,353)
10-Year Interest Rate Swap, 01/28/32	3-Month LIBOR, 0.13%	Semi-Annual	1.76%	Quarterly	Goldman Sachs International	01/26/22	1.76	USD	258,294	(2,234,706)
1-Year Interest Rate Swap, 01/05/24	3-Month LIBOR, 0.13%	Semi-Annual	1.70%	Quarterly	Morgan Stanley & Co. International PLC	01/03/23	1.70	USD	1,488,580	(2,875,073)
5-Year Interest Rate Swap, 06/17/31	3-Month LIBOR, 0.13%	Semi-Annual	3.04%	Quarterly	Barclays Bank PLC	06/15/26	3.04	USD	215,500	(3,040,843)
5-Year Interest Rate Swap, 06/17/31	3-Month LIBOR, 0.13%	Semi-Annual	3.04%	Quarterly	Barclays Bank PLC	06/15/26	3.04	USD	215,504	(3,040,906)
5-Year Interest Rate Swap, 07/02/31	3-Month LIBOR, 0.13%	Semi-Annual	3.04%	Quarterly	Morgan Stanley & Co. International PLC	06/30/26	3.04	USD	197,160	(2,803,179)

										(25,308,223)

										$(27,184,057)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	885,749	$(17,541,225)	$(12,371,469)	$(5,169,756)
CDX.NA.HY.34.V9	5.00	Quarterly	06/20/25	USD	128,009	(11,410,542)	(565,348)	(10,845,194)
CDX.NA.IG.36.V1	1.00	Quarterly	06/20/26	USD	122,953	(3,118,292)	(2,316,410)	(801,882)

						$(32,070,059)	$(15,253,227)	$(16,816,832)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

ITRAXX.XO.34.V2	5.00%	Quarterly	12/20/25	B-	EUR 82,021		$9,893,513	$5,190,520	$4,702,993
ITRAXX.XO.35.V1	5.00	Quarterly	06/20/26	B-	EUR 60,377		7,083,166	7,218,596	(135,430)

							$16,976,679	$12,409,116	$4,567,563

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1.06%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A	03/27/22	USD	1,037,451	$(4,634,369)	$1,666	$(4,636,035)
0.88%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A	08/17/22	USD	577,868	(3,779,250)	1,807	(3,781,057)
1-Month MXIBOR, 5.00%	Monthly	4.42%	Monthly	N/A	02/28/23	MXN	46,659	(1,534,579)	237	(1,534,816)

52	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1-Month MXIBOR, 5.00%	Monthly	4.50%	Monthly	N/A		03/03/23	MXN	46,644	$(1,493,880)	$238	$(1,494,118)
1-Month MXIBOR, 5.00%	Monthly	4.68%	Monthly	N/A		02/27/24	MXN	33,106	(1,906,051)	197	(1,906,248)
1-Month MXIBOR, 5.00%	Monthly	4.86%	Monthly	N/A		03/01/24	MXN	33,106	(1,783,212)	198	(1,783,410)
0.40%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		03/08/24	USD	861,070	7,533,701	5,349	7,528,352
0.53%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	06/06/22	(a)	06/06/24	USD	204,209	2,157,398	1,593	2,155,805
0.57%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		06/28/24	USD	198,258	1,227,884	2,205	1,225,679
0.51%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		07/13/24	USD	183,279	1,595,590	2,043	1,593,547
0.55%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		07/16/24	USD	276,663	2,120,330	3,093	2,117,237
0.55%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		07/20/24	USD	183,295	1,426,166	2,058	1,424,108
0.55%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		07/20/24	USD	91,648	708,973	1,028	707,945
0.49%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		07/23/24	USD	179,650	1,708,548	1,776	1,706,772
0.49%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		07/23/24	USD	179,650	1,724,629	1,776	1,722,853
0.56%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		08/12/24	USD	275,151	2,415,233	2,776	2,412,457
0.57%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		08/13/24	USD	179,189	1,517,734	1,809	1,515,925
0.57%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		08/27/24	USD	90,341	825,208	924	824,284
0.57%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		08/27/24	USD	90,341	818,473	924	817,549
0.57%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		08/27/24	USD	89,438	806,289	915	805,374
0.57%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		08/27/24	USD	90,793	813,903	929	812,974
0.57%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		08/27/24	USD	90,793	808,759	929	807,830
1.60%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		01/24/25	USD	413,546	(9,619,805)	7,075	(9,626,880)
0.35%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		08/27/25	USD	156,818	4,386,624	1,487	4,385,137
3-Month LIBOR, 0.13%	Quarterly	0.37%	Semi-Annual	N/A		10/29/25	USD	453,717	(13,517,007)	4,556	(13,521,563)
3-Month LIBOR, 0.13%	Quarterly	0.46%	Semi-Annual	N/A		11/23/25	USD	125,902	(3,220,503)	1,286	(3,221,789)
3-Month LIBOR, 0.13%	Quarterly	0.39%	Semi-Annual	N/A		02/10/26	USD	317,693	(10,228,532)	3,392	(10,231,924)
0.68%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		02/19/26	USD	158,475	3,073,539	1,703	3,071,836
0.70%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		02/22/26	USD	43,310	812,995	466	812,529
3-Month LIBOR, 0.13%	Quarterly	0.83%	Semi-Annual	N/A		03/08/26	USD	528,370	(7,045,740)	5,742	(7,051,482)
0.60%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		04/08/26	USD	749,954	18,737,310	8,371	18,728,939
0.62%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		04/08/26	USD	308,805	7,441,972	3,446	7,438,526
3-Month LIBOR, 0.13%	Quarterly	0.85%	Semi-Annual	N/A		04/08/26	USD	749,954	(10,437,955)	8,371	(10,446,326)
3-Month LIBOR, 0.13%	Quarterly	0.87%	Semi-Annual	N/A		04/08/26	USD	308,805	(4,024,591)	3,447	(4,028,038)
0.63%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		05/26/26	USD	731,604	16,694,141	8,410	16,685,731
0.64%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		05/27/26	USD	1,109,322	24,815,060	12,773	24,802,287
0.85%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		05/27/26	USD	369,774	4,450,882	4,258	4,446,624
3-Month LIBOR, 0.13%	Quarterly	0.98%	Semi-Annual	N/A		06/28/26	USD	118,955	(857,365)	1,393	(858,758)
3-Month LIBOR, 0.13%	Quarterly	0.87%	Semi-Annual	N/A		07/13/26	USD	108,004	(1,382,848)	1,258	(1,384,106)
1-Month MXIBOR, 5.00%	Monthly	6.48%	Monthly	N/A		08/12/26	MXN	28,263	(1,200,379)	344	(1,200,723)
1-Month MXIBOR, 5.00%	Monthly	6.43%	Monthly	N/A		08/13/26	MXN	39,019	(1,741,032)	476	(1,741,508)
1-Month MXIBOR, 5.00%	Monthly	6.47%	Monthly	N/A		08/13/26	MXN	38,808	(1,671,202)	474	(1,671,676)
1-Month MXIBOR, 5.00%	Monthly	6.42%	Monthly	N/A		08/14/26	MXN	31,637	(1,430,048)	383	(1,430,431)
1-Month MXIBOR, 5.00%	Monthly	6.44%	Monthly	N/A		08/14/26	MXN	19,194	(847,698)	234	(847,932)
1-Month MXIBOR, 5.00%	Monthly	6.42%	Monthly	N/A		08/17/26	MXN	28,500	(1,288,469)	342	(1,288,811)
0.94%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		10/14/26	USD	62,843	872,896	770	872,126
1.17%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		10/14/26	USD	98,474	281,802	1,220	280,582
0.69%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		06/23/30	USD	49,810	3,333,238	770	3,332,468
1.08%	Quarterly	3-Month LIBOR, 0.13%	Semi-Annual	N/A		08/17/30	USD	115,494	(4,200,674)	1,840	(4,202,514)
3-Month LIBOR, 0.13%	Quarterly	0.64%	Semi-Annual	N/A		08/21/30	USD	54,006	(4,020,461)	862	(4,021,323)
3-Month LIBOR, 0.13%	Quarterly	0.68%	Semi-Annual	N/A		09/14/30	USD	20,212	(1,464,905)	324	(1,465,229)
3-Month LIBOR, 0.13%	Quarterly	0.66%	Semi-Annual	N/A		09/25/30	USD	30,500	(2,266,571)	492	(2,267,063)
0.71%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		09/25/30	USD	30,500	2,137,169	491	2,136,678
3-Month LIBOR, 0.13%	Quarterly	0.69%	Semi-Annual	N/A		09/29/30	USD	24,400	(1,748,568)	393	(1,748,961)
0.76%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		09/29/30	USD	24,400	1,599,965	393	1,599,572
0.81%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		11/23/30	USD	83,002	5,031,428	1,385	5,030,043
1.17%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		02/04/31	USD	55,705	1,764,966	941	1,764,025
1.20%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		02/05/31	USD	32,825	974,692	555	974,137
3-Month LIBOR, 0.13%	Quarterly	1.40%	Semi-Annual	N/A		04/07/31	USD	243,174	(3,475,398)	4,224	(3,479,622)
3-Month LIBOR, 0.13%	Quarterly	1.42%	Semi-Annual	N/A		04/08/31	USD	140,053	(1,756,426)	2,434	(1,758,860)
1.57%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		05/27/31	USD	93,889	(558,816)	1,654	(560,470)
1.54%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		05/28/31	USD	16,655	(51,846)	293	(52,139)
2.18%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	06/17/26	(a)	06/17/31	USD	142,235	(1,460,870)	2,213	(1,463,083)
2.18%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	06/17/26	(a)	06/17/31	USD	144,380	(1,474,653)	2,246	(1,476,899)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	53

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

2.16%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	06/18/26	(a)	06/18/31	USD	144,390	$(1,359,442)	$2,246	$(1,361,688)
1.99%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	07/02/26	(a)	07/02/31	USD	59,148	(84,729)	920	(85,649)
1.99%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	07/02/26	(a)	07/02/31	USD	138,012	(222,930)	2,147	(225,077)
0.02%	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	N/A		08/26/31	EUR	120,104	2,857,735	2,301	2,855,434
1.40%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		10/12/31	USD	80,420	1,411,266	1,440	1,409,826
1.38%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		10/14/31	USD	48,996	942,917	878	942,039
1.38%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		10/14/31	USD	71,270	1,391,769	1,277	1,390,492
3-Month LIBOR, 0.13%	Quarterly	1.59%	Semi-Annual	N/A		10/14/31	USD	370,668	117,498	6,730	110,768
1.44%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	11/26/21	(a)	11/26/31	USD	43,141	682,014	777	681,237
1.41%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	11/30/21	(a)	11/30/31	USD	29,881	564,638	538	564,100
1.70%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	11/26/21	(a)	11/26/41	USD	23,149	332,747	680	332,067
0.89%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		07/02/50	USD	37,022	7,491,862	1,161	7,490,701
0.88%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		07/21/50	USD	24,341	4,998,302	777	4,997,525
3-Month LIBOR, 0.13%	Quarterly	1.08%	Semi-Annual	N/A		09/28/50	USD	12,366	(1,970,476)	397	(1,970,873)
3-Month LIBOR, 0.13%	Quarterly	1.08%	Semi-Annual	N/A		09/28/50	USD	53,050	(8,516,286)	1,702	(8,517,988)
3-Month LIBOR, 0.13%	Quarterly	1.07%	Semi-Annual	N/A		10/21/50	USD	36,511	(5,934,788)	1,199	(5,935,987)
1.27%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		10/23/50	USD	77,818	8,972,622	2,557	8,970,065
3-Month LIBOR, 0.13%	Quarterly	0.97%	Semi-Annual	N/A		10/28/50	USD	29,589	(5,518,124)	952	(5,519,076)
1.17%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		10/28/50	USD	30,946	4,305,594	1,016	4,304,578
0.98%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		10/29/50	USD	89,637	16,499,197	2,946	16,496,251
1.30%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		11/19/50	USD	69,157	7,121,595	2,277	7,119,318
1.22%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		11/27/50	USD	30,946	3,793,900	1,020	3,792,880
1.45%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		12/11/50	USD	23,045	1,556,733	761	1,555,972
3-Month LIBOR, 0.13%	Quarterly	1.20%	Semi-Annual	N/A		12/22/50	USD	119,778	(15,369,430)	3,956	(15,373,386)
1.27%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		12/30/50	USD	30,946	3,454,878	1,023	3,453,855
1.45%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		01/07/51	USD	75,484	5,270,681	2,471	5,268,210
1.52%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		01/08/51	USD	25,851	1,338,527	847	1,337,680
1.63%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		01/25/51	USD	55,179	1,499,971	1,809	1,498,162
1.48%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		01/28/51	USD	97,002	6,037,107	3,180	6,033,927
1.58%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		02/01/51	USD	56,803	2,264,050	1,863	2,262,187
1.66%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		02/04/51	USD	31,709	617,007	1,040	615,967
1.68%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		02/05/51	USD	32,825	481,731	1,077	480,654
0.89%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		02/10/51	USD	57,762	11,882,735	1,896	11,880,839
3-Month LIBOR, 0.13%	Quarterly	1.24%	Semi-Annual	N/A		02/10/51	USD	86,644	(10,522,015)	2,844	(10,524,859)
1.91%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		02/22/51	USD	12,870	(519,906)	423	(520,329)
2.01%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		05/27/51	USD	48,563	(3,381,941)	1,626	(3,383,567)
1.97%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		05/28/51	USD	7,995	(484,537)	268	(484,805)
2.04%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		06/07/51	USD	15,155	(1,141,079)	508	(1,141,587)
3-Month LIBOR, 0.13%	Quarterly	1.83%	Semi-Annual	N/A		06/22/51	USD	32,768	774,434	1,098	773,336
1.63%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		08/23/51	USD	11,567	326,523	382	326,141
1.85%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		10/15/51	USD	16,088	(389,433)	541	(389,974)
1.82%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		10/18/51	USD	25,039	(420,370)	842	(421,212)
1.71%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	11/30/21	(a)	11/30/51	USD	10,942	142,835	362	142,473

									$59,789,176	$202,412	$59,586,764

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Bombardier Inc.	5.00%	Quarterly	Barclays Bank PLC	06/20/23	USD	8,698	$(491,621)	$798,266	$(1,289,887)
Rite Aid Corporation	5.00	Quarterly	Goldman Sachs International	06/20/26	USD	390	54,644	32,180	22,464

							$(436,977)	$830,446	$(1,267,423)

54	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

OTC Credit Default Swaps — Sell Protection

	Financing Rate Received	Payment		Termination	Credit		Notional			Upfront Premium Paid	Unrealized Appreciation
Reference Obligation/Index	by the Fund	Frequency	Counterparty	Date	Rating	(a)	Amount(000)(b)		Value	(Received )	(Depreciation	)

Bombardier Inc.	5.00%	Quarterly	Barclays Bank PLC	12/20/21	CCC		USD	13,050	$152,143	$(81,811)	$233,954
Trust Fibrauno	1.00	Quarterly	Citibank N.A.	06/20/26	N/R		USD	3,889	(272,273)	(402,352)	130,079
Trust Fibrauno	1.00	Quarterly	Citibank N.A.	06/20/26	N/R		USD	687	(48,097)	(71,213)	23,116

									$(168,227)	$(555,376)	$387,149

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1-Month BZDBOR, 0.03%	Monthly	9.39%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	51,378	$(2,537,921)	$—	$(2,537,921)
1-Month BZDBOR, 0.03%	Monthly	9.42%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	56,049	(2,729,342)	—	(2,729,342)
1-Month BZDBOR, 0.03%	Monthly	9.54%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	55,842	(2,562,519)	—	(2,562,519)

									$(7,829,782)	$—	$(7,829,782)

OTC Total Return Swaps — Future

Reference Entity	Fixed Amount Paid (Received) by the Fund(a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

S&P 500 Index Annual Dividend Future December 2021	USD	7,937,925	BNP Paribas S.A.	12/17/21	USD	7,938	$1,831,200	$—	$1,831,200

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	55

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

OTC Total Return Swaps

				Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation Depreciation
Paid by the Fund		Received by the Fund
Rate/Reference	Frequency	Rate/Reference	Frequency

3-Month LIBOR, 0.13%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	Quarterly	Goldman Sachs International	N/A	12/20/21	USD	20,699	$42,510	$(6,187)	$48,697
3-Month LIBOR, 0.13%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	Quarterly	Morgan Stanley & Co. International PLC	N/A	12/20/21	USD	13,799	9,502	(4,124)	13,626
iShares iBoxx $ High Yield Corporate Bond ETF	Quarterly	SOFR minus 2.10, 0.05%	Quarterly	Citibank N.A.	N/A	01/19/22	USD	16,065	57,282	—	57,282
iShares iBoxx $ Investment Grade Corporate Bond ETF	Quarterly	SOFR minus 0.60, 0.05%	Quarterly	Citibank N.A.	N/A	01/19/22	USD	31,668	(262,751)	—	(262,751)
iShares iBoxx $ Investment Grade Corporate Bond ETF	Quarterly	SOFR minus 0.60, 0.05%	Quarterly	Citibank N.A.	N/A	01/21/22	USD	15,571	(200,730)	—	(200,730)
3-Month LIBOR, 0.13%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	Monthly	Goldman Sachs International	N/A	03/20/22	USD	20,699	32,575	(6,187)	38,762
3-Month LIBOR, 0.13%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	Quarterly	Morgan Stanley & Co. International PLC	N/A	03/20/22	USD	13,799	2,916	(4,124)	7,040

									$(318,696)	$(20,622)	$(298,074)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Short	Monthly	Citibank N.A.(b)	01/26/22 –02/27/23	$(41,604,163)	$1,271,654	(c)	$(40,274,688)	0.2%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/23	(69,810,994)	(371,893	)(e)	(69,908,420)	0.3

					$899,761		$(110,183,108)

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(57,821) of net dividends and financing fees.
(e)	Amount includes $(274,467) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	18-110 basis points	15-129 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

56	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination dates January 26, 2022 and February 27, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Belgium
Ucb Sa	(6,003)	$(717,512)	1.8%

Brazil
Banco Btg Pactual Sa Unit	(96,914)	(387,223)	1.0

China
Bilibili American Depositary Share	(27,419)	(2,009,813)	5.0
China Conch Venture Holdings Ltd.	(430,000)	(2,089,519)	5.2
China Molybdenum Co. Ltd., Class H	(630,000)	(389,468)	1.0
China Vanke Co. Ltd.	(337,400)	(788,311)	2.0
Kingsoft Cloud Holdings Ltd.	(49,827)	(1,144,526)	2.8
Longfor Group Holdings Ltd.	(286,000)	(1,383,645)	3.4
Microport Scientific Corp.	(220,700)	(1,038,335)	2.6
Pinduoduo Adr Representing Inc.	(2,896)	(257,512)	0.6
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	(76,500)	(360,104)	0.9
Xinyi Solar Holdings Ltd.	(300,000)	(623,178)	1.5

		(10,084,411)

Comoros
China Longyuan Power Group Corp. Ltd.	(515,000)	(1,204,603)	3.0
Sunny Optical Tech	(94,700)	(2,541,127)	6.3

		(3,745,730)

Denmark
Vestas Wind Systems A/s	(25,443)	(1,099,891)	2.7

Finland
Sampo Oyj	(51,237)	(2,723,826)	6.8

Japan
Jfe Holdings Inc.	(27,300)	(417,156)	1.0
Open House Co Ltd.	(11,500)	(733,390)	1.8

		(1,150,546)

Singapore
Singapore Airlines Ltd.	(304,000)	(1,171,023)	2.9

South Korea
Celltrion Healthcare Co. Ltd.	(43,201)	(3,003,917)	7.5

Spain
Ferrovial Sa	(33,949)	(1,071,704)	2.7

Sweden
Investor Ab, B Shares	(89,077)	(2,055,356)	5.1

United Kingdom
Bt Group PLC	(241,927)	(459,620)	1.1
Just Eat Takeaway	(6,279)	(451,054)	1.1
Prudential PLC	(23,306)	(475,628)	1.2
Rolls Royce Holdings PLC	(1,170,258)	(2,112,127)	5.2
SSE PLC	(54,841)	(1,234,997)	3.1
Tesco PLC	(365,942)	(1,351,155)	3.4

		(6,084,581)

United States
American International Group	(14,025)	(828,737)	2.0
Amphenol Corp., Class A	(6,435)	(494,015)	1.2

Security	Shares	Value	% of Basket Value

United States (continued)
Etsy Inc.	(3,877)	$(971,925)	2.4%
General Electric Co.	(10,335)	(1,083,832)	2.7
Kansas City Southern	(4,764)	(1,478,031)	3.7
Take Two Interactive Softwre	(3,789)	(685,809)	1.7
Wabtec Corp.	(15,834)	(1,436,619)	3.6

		(6,978,968)

Rights

China
Microport Rgts	(200)	0	0.0

Net Value of Reference Entity — Citibank N.A.		$(40,274,688)

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 28, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Australia
Afterpay Ltd.	(18,269)	$(1,692,429)	2.4%
Idp Education Ltd.	(81,872)	(2,316,408)	3.3

		(4,008,837)

Brazil
Embraer Sa	(106,582)	(414,143)	0.6
Hapvida Participacoes e Investimentos SA	(449,281)	(918,655)	1.3
Raia Drogasil SA	(227,347)	(936,571)	1.3

		(2,269,369)

Canada
Canadian National Railway Co.	(4,595)	(610,687)	0.9
Teck Resources Ltd Cls B	(25,178)	(702,689)	1.0

		(1,313,376)

China
China Southern Airlines Co. Ltd., Class H	(1,358,000)	(825,816)	1.2
Chocoladefabriken Lindt & Spruengli AG	(196)	(2,309,786)	3.3
Country Garden Holdings Ltd.	(3,572,000)	(3,361,277)	4.8
Credit Suisse Group AG	(554,913)	(5,772,042)	8.3
Great Wall Motor Co. Ltd., Class H	(393,000)	(1,768,321)	2.5
Innovent Biologics, Inc.	(56,500)	(505,695)	0.7
iQIYI, Inc., ADR	(379,218)	(3,139,925)	4.5
Jd.com Inc.	(5,846)	(457,625)	0.6
Shenzhou International Group Holdings Ltd.	(41,700)	(898,393)	1.3
Xiaomi Corp.	(235,600)	(644,025)	0.9
Zto Express Cayman Inc.	(63,551)	(1,863,951)	2.7

		(21,546,856)

Comoros
Fuyao Glass Industry Group Co Ltd.	(94,800)	(545,830)	0.8
GDS Holdings Ltd. ADR	(23,787)	(1,412,948)	2.0
Geely Automobile Holdings Ltd.	(638,000)	(2,214,268)	3.2
Kunlun Energy Co. Ltd.	(306,000)	(278,698)	0.4

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	57

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

Security	Shares	Value	% of Basket Value

Comoros (continued)
Ping An Healthcare and Technology Co. Ltd.	(280,000)	$(1,353,581)	1.9%
Shandong Gold Mining Co. Ltd., Class H	(795,750)	(1,438,685)	2.1

		(7,244,010)

Germany
Delivery Hero Se	(7,362)	(918,225)	1.3
Hannover Rueck Se	(9,106)	(1,662,609)	2.4
Thyssenkrupp Ag	(56,918)	(592,498)	0.8

		(3,173,332)

Hong Kong
Ck Asset Holdings Ltd.	(402,000)	(2,483,176)	3.6

Japan
Central Japan Railway Co.	(12,300)	(1,824,589)	2.6
Hitachi Metals Ltd.	(43,200)	(817,804)	1.2
Lasertec Corp.	(4,000)	(867,663)	1.2
Mitsui Fudosan Co Ltd.	(65,800)	(1,504,440)	2.1
Sumitomo Realty + Developmen	(10,900)	(393,925)	0.6

		(5,408,421)

Macau
Galaxy Entertainment Group	(112,000)	(602,641)	0.9

Mexico
Wal-Mart de Mexico SAB de CV	(80,600)	(281,129)	0.4

Poland
Cd Projekt Sa	(20,136)	(877,583)	1.3

South Africa
Capitec Bank Holdings Ltd.	(9,013)	(1,007,084)	1.4

Security	Shares	Value	% of Basket Value

South Korea
Korea Zinc Co Ltd.	(852)	$(392,277)	0.6%
Posco Chemical Co Ltd.	(16,796)	(2,095,552)	3.0

		(2,487,829)

Spain
Aena SME SA	(5,711)	(937,955)	1.3

Taiwan
Taiwan Cement	(167,000)	(289,783)	0.4

United Kingdom
Aviva PLC	(213,948)	(1,154,445)	1.7

United States
Catalent Inc.	(16,510)	(2,276,069)	3.3
Chipotle Mexican Grill Inc.	(385)	(684,926)	1.0
Dish Network Corp A	(51,451)	(2,113,093)	3.0
Dollar General Corp.	(8,021)	(1,776,812)	2.5
Dxc Technology Co.	(14,426)	(469,855)	0.7
Kimberly Clark Corp.	(8,707)	(1,127,469)	1.6
Kraft Heinz Co/the	(17,105)	(613,898)	0.9
Occidental Petroleum Corp.	(11,921)	(399,711)	0.6
Paccar Inc.	(31,558)	(2,828,228)	4.0
Roper Technologies, Inc.	(5,191)	(2,532,533)	3.6

		(14,822,594)

		(69,908,420)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(69,908,420)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$12,611,528	$(15,253,227)	$226,329,608	$(178,992,113)	$—
OTC Swaps	830,446	(575,998)	3,677,874	(9,955,043)	—
Options Written	N/A	N/A	26,546,843	(31,477,889)	(96,326,410)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$76,352	$—	$8,485,726	$—	$38,754,965	$—	$47,317,043
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	28,820,199	—	—	28,820,199
Options purchased
Investments at value — unaffiliated(b)	—	57,954	150,675,499	9,452,946	30,270,702	—	190,457,101

58	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$4,702,993	$—	$—	$221,626,615	$—	$226,329,608
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,240,059	3,160,136	—	108,125	—	4,508,320

	$76,352	$6,001,006	$162,321,361	$38,273,145	$290,760,407	$—	$497,432,271

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$96,685,055	$—	$101,861,989	$—	$198,547,044
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	57,736,044	—	—	57,736,044
Options written
Options written at value	—	—	62,663,099	3,623,004	30,040,307	—	96,326,410
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	16,952,262	—	—	162,039,851	—	178,992,113
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,845,263	835,374	—	7,850,404	—	10,531,041

	$—	$18,797,525	$160,183,528	$61,359,048	$301,792,551	$—	$542,132,652

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended October 31, 2021, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$(609,990)	$—	$(369,082,118)	$—	$(32,178,462)	$—	$(401,870,570)
Forward foreign currency exchange contracts	—	—	—	(91,807,311)	—	—	(91,807,311)
Options purchased(a)	—	(1,141,095)	(120,031,002)	(12,109,895)	(8,618,553)	(608,764)	(142,509,309)
Options written	—	288,579	101,839,031	8,857,662	27,921,295	—	138,906,567
Swaps	—	(3,461,011)	404,939	—	(6,928,338)	—	(9,984,410)

	$(609,990)	$(4,313,527)	$(386,869,150)	$(95,059,544)	$(19,804,058)	$(608,764)	$(507,265,033)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(804,042)	$—	$31,664,141	$—	$(56,629,903)	$—	$(25,769,804)
Forward foreign currency exchange contracts	—	—	—	(3,520,372)	—	—	(3,520,372)
Options purchased(b)	—	11,290	4,488,057	8,434,192	(27,208,133)	—	(14,274,594)
Options written	—	(2,199)	(3,843,340)	(2,669,600)	13,045,704	—	6,530,565
Swaps	—	(538,556)	4,520,341	—	14,122,868	—	18,104,653

	$(804,042)	$(529,465)	$36,829,199	$2,244,220	$(56,669,464)	$—	$(18,929,552)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,673,745,284
Average notional value of contracts — short	$9,079,362,390
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,313,107,687
Average amounts sold — in USD	$3,394,340,261

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Options:
Average value of option contracts purchased	$138,586,102
Average value of option contracts written	$51,685,716
Average notional value of swaption contracts purchased	$4,432,231,992
Average notional value of swaption contracts written	$6,455,556,835
Credit default swaps:
Average notional value — buy protection	$1,130,344,949
Average notional value — sell protection	$161,737,741
Interest rate swaps:
Average notional value — pays fixed rate	$10,734,572,460
Average notional value — receives fixed rate	$4,231,101,455
Total return swaps:
Average notional value	$84,745,673

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$2,866,690		$31,766,207
Forward foreign currency exchange contracts	28,820,199		57,736,044
Options	190,457,101	(a)	96,326,410
Swaps — centrally cleared	—		2,700,156
Swaps — OTC(b)	4,508,320		10,531,041

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	226,652,310		199,059,858

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(139,683,501)		(89,233,650)

Total derivative assets and liabilities subject to an MNA	$86,968,809		$109,826,208

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)

Bank of America N.A.	$3,869,592	$(3,215,818)	$(653,774)	$—	$—
Barclays Bank PLC	2,294,235	(2,294,235)	—	—	—
BNP Paribas S.A.	7,128,268	(7,128,268)	—	—	—
Citibank N.A.	14,972,494	(13,201,920)	—	(1,770,574)	—
Credit Suisse International	2,178,769	(443,731)	—	(1,610,000)	125,038
Deutsche Bank AG	3,900,526	(3,417,616)	—	(482,910)	—
Goldman Sachs International	6,950,461	(6,950,461)	—	—	—
HSBC Bank USA N.A.	6,490,039	(1,721,567)	—	(4,768,472)	—
JPMorgan Chase Bank N.A.	7,617,868	(7,617,868)	—	—	—
Morgan Stanley & Co. International PLC	30,386,132	(27,274,417)	—	(3,111,715)	—
Nomura International PLC	868,369	(574,938)	—	(293,431)	—
UBS AG	312,056	(312,056)	—	—	—

	$86,968,809	$(74,152,895)	$(653,774)	$(12,037,102)	$125,038

60	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)

Bank of America N.A.	$3,215,818	$(3,215,818)	$—	$—	$—
Barclays Bank PLC	9,933,995	(2,294,235)	(488,149)	(5,830,000)	1,321,611
BNP Paribas S.A.	8,818,523	(7,128,268)	—	—	1,690,255
Citibank N.A.	13,201,920	(13,201,920)	—	—	—
Credit Suisse International	443,731	(443,731)	—	—	—
Deutsche Bank AG	3,417,616	(3,417,616)	—	—	—
Goldman Sachs International	11,964,269	(6,950,461)	(820,358)	(1,400,000)	2,793,450
HSBC Bank USA N.A.	1,721,567	(1,721,567)	—	—	—
JPMorgan Chase Bank N.A.	22,411,784	(7,617,868)	(8,177,670)	(200,000)	6,416,246
Morgan Stanley & Co. International PLC	27,274,417	(27,274,417)	—	—	—
Nomura International PLC	574,938	(574,938)	—	—	—
UBS AG	6,847,630	(312,056)	—	—	6,535,574

	$109,826,208	$(74,152,895)	$(9,486,177)	$(7,430,000)	$18,757,136

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$653,033,846	$14,454,880	$667,488,726
Common Stocks
Argentina	96,565,466	—	—	96,565,466
Australia	—	70,770,170	45,568,051	116,338,221
Belgium	—	3,040,778	—	3,040,778
Brazil	16,681,930	—	—	16,681,930
Canada	297,765,619	—	—	297,765,619
Cayman Islands	67,591,239	—	—	67,591,239
China	103,401,845	504,494,590	—	607,896,435
Denmark	—	96,175,698	—	96,175,698
Finland	—	44,205,341	—	44,205,341
France	4,849	634,602,110	—	634,606,959
Germany	129,313,297	741,353,427	—	870,666,724
Hong Kong	2,607,480	112,228,311	—	114,835,791
India	4,421,061	30,466,299	21,775,970	56,663,330
Indonesia	—	9,040,770	—	9,040,770
Ireland	90,913,320	540,540	—	91,453,860
Israel	85,694,068	—	—	85,694,068
Italy	—	251,525,336	—	251,525,336
Japan	306,639	367,786,921	—	368,093,560
Luxembourg	—	13,219,952	—	13,219,952
Macau	—	680,106	—	680,106
Mexico	1,040,814	—	—	1,040,814
Netherlands	118,519,645	516,857,149	—	635,376,794
Norway	—	2,361,245	—	2,361,245
Poland	—	9,675,061	—	9,675,061

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Portugal	$6,319,113	$—	$—	$6,319,113
Saudi Arabia	315,740	—	—	315,740
Singapore	12,008,802	18,325,967	—	30,334,769
South Africa	—	3,423,133	—	3,423,133
South Korea	3,522,807	184,608,251	—	188,131,058
Spain	3,097,675	108,158,460	—	111,256,135
Sweden	—	244,625,683	—	244,625,683
Switzerland	95,374,019	161,381,806	—	256,755,825
Taiwan	—	240,897,763	—	240,897,763
Thailand	6,308,233	—	—	6,308,233
Turkey	414,674	—	—	414,674
United Arab Emirates	—	—	30	30
United Kingdom	122,846,633	601,079,526	22,685,959	746,612,118
United States	11,444,354,974	364,501,639	74,912,642	11,883,769,255
Corporate Bonds	—	1,788,929,216	319,796,199	2,108,725,415
Floating Rate Loan Interests	—	820,634,661	256,871,371	1,077,506,032
Foreign Agency Obligations	—	1,152,018,400	—	1,152,018,400
Investment Companies	336,594,074	—	—	336,594,074
Non-Agency Mortgage-Backed Securities	—	694,177,489	71,584,615	765,762,104
Other Interests	—	—	24,980,176	24,980,176
Preferred Securities
Capital Trusts	—	74,344,740	—	74,344,740
Preferred Stocks
Brazil	4,249,823	—	14,396,549	18,646,372
Germany	—	61,617,170	22,846,484	84,463,654
United States	62,741,770	83,078,293	457,427,024	603,247,087
India	—	—	15,406,879	15,406,879
Trust Preferreds	26,144,717	—	—	26,144,717
U.S. Government Sponsored Agency Securities	—	821,941,008	—	821,941,008
U.S. Treasury Obligations	—	179,910,580	—	179,910,580
Warrants
Cayman Islands	171,680	—	—	171,680
Switzerland	3,355	—	—	3,355
United States	2,903,380	33,856,357	738,009	37,497,746
Short-Term Securities
Money Market Funds	1,061,761,250	—	—	1,061,761,250
Time Deposits	—	151,110,206	—	151,110,206
Options Purchased
Credit Contracts	—	57,954	—	57,954
Equity Contracts	136,728,779	13,946,720	—	150,675,499
Foreign Currency Exchange Contracts	—	9,452,946	—	9,452,946
Interest Rate Contracts	88,032	30,182,670	—	30,270,702
Unfunded SPAC PIPE Commitments(a)	—	—	4,382,449	4,382,449
Unfunded Floating Rate Loan Interests(a)	—	—	—	—
Liabilities
Investments
Investments Sold Short
Common Stocks	(47,096,184)	—	—	(47,096,184)
Unfunded Floating Rate Loan Interests(a)	—	(1,041)	(721)	(1,762)

	$14,293,680,618	$11,904,317,247	$1,367,826,566	27,565,824,431

Investments Valued at NAV(b)				159,394,766

				$27,725,219,197

Derivative Financial Instruments(c)
Assets
Commodity Contracts	$76,352	$—	$—	$76,352
Credit Contracts	—	5,112,606	—	5,112,606
Equity Contracts	8,485,726	3,160,136	—	11,645,862
Foreign Currency Exchange Contracts	—	28,820,199	—	28,820,199
Interest Rate Contracts	38,754,965	221,734,740	—	260,489,705

62	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(c)
Liabilities
Credit Contracts	$—	$(18,242,149)	$—	$(18,242,149)
Equity Contracts	(146,900,283)	(13,283,245)	—	(160,183,528)
Foreign Currency Exchange Contracts	—	(61,359,048)	—	(61,359,048)
Interest Rate Contracts	(104,718,239)	(197,053,690)	—	(301,771,929)

	$(204,301,479)	$(31,110,451)	$—	$(235,411,930)

(a)	Unfunded floating rate loan interests and SPAC PIPE commitments are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Preferred Stocks	Unfunded SPAC/PIPE Commitments	Unfunded Floating Rate Loan Interests	Warrants	Total

Assets
Opening balance, as of April 30, 2021	$7,384,374	$122,825,013	$278,587,862	$198,447,991	$52,411,541	$25,501,528	$384,407,728	$—	$—	$1,939,596	$1,071,505,633
Transfers into Level 3	—	—	19,011,020	8,874,612	—	—	—	—	—	—	27,885,632
Transfers out of Level 3	(7,008,512)	—	—	(20,566,354)	—	—	—	—	—	—	(27,574,866)
Accrued discounts/premiums	—	—	(115,120)	187,824	(145,950)	—	—	—	—	—	(73,246)
Net realized gain (loss)	—	(171,475)	—	5,782,061	—	—	—	—	—	(7,126)	5,603,460
Net change in unrealized appreciation (depreciation)(a)(b)	(27,845)	17,137,263	216,810	(4,767,572)	121,711	(521,352)	44,769,446	4,382,449	(721)	(1,811,846)	59,498,343
Purchases	14,481,863	34,490,353	22,095,627	171,068,054	19,197,313	—	141,213,538	—	—	617,386	403,164,134
Sales	(375,000)	(9,338,502)	—	(102,155,245)	—	—	(60,313,776)	—	—	(1)	(172,182,524)

Closing balance, as of October 31, 2021	$14,454,880	$164,942,652	$319,796,199	$256,871,371	$71,584,615	$24,980,176	$510,076,936	$4,382,449	$(721)	$738,009	$1,367,826,566

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2021(b)	$(26,983)	$17,168,437	$216,810	$(693,740)	$121,711	$(521,352)	$67,734,359	$4,382,449	$(721)	$(1,707,944)	$86,673,026

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $289,478,000. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Common Stocks(b)	$146,473,228	Market	Revenue Multiple	6.75x - 25.75x		8.97x
			EBIDTA Multiple	25.50x		—
			Time to Exit	0.8 years - 3.0 years		1.3 years
			Volatility	38% - 64%		43%
			Recent Transaction	$5.99 - $3,806.99		$2,708.11
		Income	Discount Rate	13% - 16%		16%

Corporate Bonds	309,943,673	Income	Discount Rate	10% - 34%		15%
		Market	Recent Transaction	$75.11 - $75.30		$75.18

Floating Rate Loan Interests(c)	86,214,163	Income	Discount Rate	6% - 11%		8%
		Market	Recent Transaction	$115.15		—

Other Interests	24,980,176	Income	Discount Rate	5%		—

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	63

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Global Allocation Fund, Inc.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Preferred Stocks(d,e)	$510,076,936	Market	Revenue Multiple	1.50x - 25.75x		13.20x
			Time to Exit	1.2 years - 5.0 years		3.5 years
			Volatility	41% - 70%		58%
			Liquidity Discount	40%		—
			Recent Transaction	$5.95 - $3,806.99		$590.75

Warrants	660,390	Market	Time to Exit	1.2 years - 2.1 years		2.0 years
			Volatility	42% - 53%		44%

	$1,078,348,566

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period ended October 31, 2021, the valuation technique for investments classified as Common Stocks amounting to $40,786,466 changed to Current Value Method. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period ended October 31, 2021, the valuation technique for investments classified as Floating Rate Interests amounting to $38,542,275 changed to Discount Cash Flow. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

(d)

For the period ended October 31, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $73,634,368 changed to Current Value Method. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

(e)

For the period ended October 31, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $115,423,696 changed to Transaction Price approach. The investments were previously valued utilizing Current Value Method. The change was due to consideration of the information that was available at the time the investments were valued.

64	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities (unaudited)

October 31, 2021

BlackRock Global Allocation Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)(b)	$26,233,337,392
Investments, at value — affiliated(c)	1,534,597,302
Cash	80,610,695
Cash pledged:
Collateral — OTC derivatives	6,890,000
Futures contracts	199,570,000
Centrally cleared swaps	173,641,000
Foreign currency, at value(d)	29,832,680
Receivables:
Investments sold	796,738,321
Options written	3,701,289
Securities lending income — affiliated	137,286
Swaps	6,010,089
Capital shares sold	32,970,767
Dividends — unaffiliated	17,678,929
Dividends — affiliated	16,964
Interest — unaffiliated	46,613,331
From affiliate	94,169
Principal paydowns	49,585
Variation margin on futures contracts	2,866,690
Swap premiums paid	830,446
Unrealized appreciation on:
Forward foreign currency exchange contracts	28,820,199
OTC swaps	3,677,874
Unrealized appreciation on unfunded SPAC PIPE commitments	4,382,449
Prepaid expenses	441,196

Total assets	29,203,508,653

LIABILITIES
Investments sold short, at value(e)	47,096,184
Cash received:
Collateral — OTC derivatives	20,885,000
Collateral — TBA commitments	310,000
Collateral on securities loaned, at value	159,412,366
Options written, at value(f)	96,326,410
Payables:
Investments purchased	1,834,149,178
Swaps	3,404,627
Accounting services fees	1,794,109
Capital shares redeemed	39,315,287
Custodian fees	918,883
Deferred foreign capital gain tax	2,280,443
Dividends on short sales	1,063,467
Investment advisory fees	15,817,251
Directors’ and Officer’s fees	41,057
Options written	4,944,854
Other accrued expenses	120,614
Other affiliate fees	111,789
Professional fees	214,479
Service and distribution fees	3,711,672
Transfer agent fees	5,236,153
Variation margin on futures contracts	31,766,207
Variation margin on centrally cleared swaps	2,700,156
Swap premiums received	575,998
Unrealized depreciation on:
Forward foreign currency exchange contracts	57,736,044
OTC swaps	9,955,043
Unfunded floating rate loan interests	1,762

Total liabilities	2,339,889,033

NET ASSETS	$26,863,619,620

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	65

Consolidated Statement of Assets and Liabilities (unaudited) (continued)

October 31, 2021

BlackRock Global Allocation Fund, Inc.

NET ASSETS CONSIST OF
Paid-in capital	$20,211,897,958
Accumulated earnings	6,651,721,662

NET ASSETS	$26,863,619,620

(a) Investments, at cost — unaffiliated	$19,612,209,698
(b) Securities loaned, at value	$156,049,930
(c) Investments, at cost — affiliated	$1,645,661,208
(d) Foreign currency, at cost	$29,425,819
(e) Proceeds received from investments sold short	$44,806,740
(f) Premiums received	$91,395,364

66	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities (unaudited) (continued)

October 31, 2021

BlackRock Global Allocation Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$10,780,787,189

Shares outstanding	489,080,942

Net asset value	$22.04

Shares authorized	2 billion

Par value	$0.10

Investor A
Net assets	$12,597,076,687

Shares outstanding	576,751,143

Net asset value	$21.84

Shares authorized	2 billion

Par value	$0.10

Investor C
Net assets	$1,065,844,097

Shares outstanding	55,423,513

Net asset value	$19.23

Shares authorized	2 billion

Par value	$0.10

Class K
Net assets	$2,008,695,639

Shares outstanding	91,142,597

Net asset value	$22.04

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$411,216,008

Shares outstanding	20,039,439

Net asset value	$20.52

Shares authorized	2 billion

Par value	$0.10

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	67

Consolidated Statement of Operations (unaudited)

Six Months Ended October 31, 2021

BlackRock Global Allocation Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$164,928,099
Dividends — affiliated	5,197,316
Interest — unaffiliated	109,507,167
Securities lending income — affiliated — net	827,485
Other income — unaffiliated	4,574,010
Foreign withholding tax claims	8,035,730
Foreign taxes withheld	(11,835,614)

Total investment income	281,234,193

EXPENSES
Investment advisory	102,494,191
Service and distribution — class specific	23,842,772
Transfer agent — class specific	11,515,606
Accounting services	1,099,974
Custodian	846,070
Registration	295,710
Professional	193,728
Directors and Officer	137,067
Miscellaneous	342,778

Total expenses excluding interest and dividend expense	140,767,896
Dividends expense — unaffiliated	2,001,155

Total expenses	142,769,051
Less:
Fees paid indirectly	(904)
Fees waived and/or reimbursed by the Manager	(6,925,533)

Total expenses after fees waived and/or reimbursed	135,842,614

Net investment income	145,391,579

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	899,123,159
Investments — affiliated	48,865,365
Forward foreign currency exchange contracts	(91,807,311)
Foreign currency transactions	(6,847,547)
Futures contracts	(401,870,570)
Options written	138,906,567
Short sales — unaffiliated	22,924,682
Swaps	(9,984,410)

599,309,935

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(207,624,112)
Investments — affiliated	(60,695,528)
Forward foreign currency exchange contracts	(3,520,372)
Foreign currency translations	2,106,179
Futures contracts	(25,769,804)
Options written	6,530,565
Short sales — unaffiliated	(20,444,626)
Swaps	18,104,653
Unfunded floating rate loan interests	(1,762)
Unfunded SPAC PIPE commitments	4,382,449

(286,932,358)

Net realized and unrealized gain	312,377,577

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$457,769,156

(a) Net of foreign capital gain tax of	$2,270,182
(b) Net of increase in deferred foreign capital gain tax of	$(736,682)

See notes to consolidated financial statements.

68	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation Fund, Inc.

	Six Months Ended 10/31/21 (unaudited)	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$145,391,579	$107,723,533	$148,676,346
Net realized gain	599,309,935	1,538,289,146	1,448,478,566
Net change in unrealized appreciation (depreciation)	(286,932,358)	2,834,725,717	448,319,656

Net increase in net assets resulting from operations	457,769,156	4,480,738,396	2,045,474,568

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(515,431,076)	(408,361,228)	(554,927,544)
Investor A	(716,633,570)	(573,407,320)	(702,910,993)
Investor C	(64,330,722)	(44,858,588)	(190,636,849)
Class K	(102,764,042)	(72,126,650)	(83,133,683)
Class R	(22,747,666)	(19,022,703)	(35,376,625)

Decrease in net assets resulting from distributions to shareholders	(1,421,907,076)	(1,117,776,489)	(1,566,985,694)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	765,322,166	1,325,743,653	(2,216,536,634)

NET ASSETS
Total increase (decrease) in net assets	(198,815,754)	4,688,705,560	(1,738,047,760)
Beginning of period	27,062,435,374	22,373,729,814	24,111,777,574

End of period	$26,863,619,620	$27,062,435,374	$22,373,729,814

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	69

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.

	Institutional
	Six Months Ended 10/31/21 (unaudited)		Period from 11/01/20 to 04/30/21
					Year Ended October 31,
					2020		2019	2018	2017	2016

Net asset value, beginning of period	$22.84		$19.93		$19.36		$18.81	$20.39	$18.43	$19.88

Net investment income(a)	0.14		0.11		0.17		0.30	0.28	0.25	0.25
Net realized and unrealized gain (loss)	0.26		3.82		1.75		1.45	(0.84)	2.12	(0.05)

Net increase (decrease) from investment operations	0.40		3.93		1.92		1.75	(0.56)	2.37	0.20

Distributions(b)
From net investment income		(0.07)	(0.14)		(0.12)		(0.22)	(0.32)	(0.26)	(0.15)
From net realized gain		(1.13)	(0.88)		(1.23)		(0.98)	(0.70)	(0.15)	(1.50)

Total distributions		(1.20)	(1.02)		(1.35)		(1.20)	(1.02)	(0.41)	(1.65)

Net asset value, end of period	$22.04		$22.84		$19.93		$19.36	$18.81	$20.39	$18.43

Total Return(c)
Based on net asset value	1.80	%(d)	20.07	%(d)	10.23	%(e)	9.96%	(2.94)%	13.10%	1.34%

Ratios to Average Net Assets(f)
Total expenses	0.87	%(g)	0.86	%(g)	0.86%		0.85%	0.87%	0.90%	0.88%

Total expenses after fees waived and/or reimbursed	0.82	%(g)	0.80	%(g)	0.81%		0.80%	0.80%	0.82%	0.80%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.80	%(g)	0.80	%(g)	0.81%		0.80%	0.79%	0.80%	0.79%

Net investment income	1.23	%(g)	1.04	%(g)	0.91%		1.59%	1.43%	1.28%	1.39%

Supplemental Data
Net assets, end of period (000)	$10,780,787		$9,749,544		$7,907,317		$8,617,256	$12,963,106	$16,164,754	$16,122,793

Portfolio turnover rate(h)		77%	58%		193%		156%	154%	110%	131%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Six Months Ended 10/31/21 (unaudited)		Period from 11/01/20 to 04/30/21
					Year Ended October 31,
					2020		2019	2018	2017	2016

Investments in underlying funds		0.01%	0.02%		0.02%		—%	0.01%	0.01%	0.01%

(g) Annualized.
(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 10/31/21 (unaudited)		Period from 11/01/20 to 04/30/21
					Year Ended October 31,
					2020		2019	2018	2017	2016

Portfolio turnover rate (excluding MDRs)		68%	58%		193%		156%	154%	110%	131%

See notes to consolidated financial statements.

70	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Investor A
	Six Months Ended 10/31/21 (unaudited)		Period from 11/01/20 to 04/30/21
					Year Ended October 31,
					2020		2019	2018	2017	2016

Net asset value, beginning of period	$22.65		$19.75		$19.23		$18.68	$20.26	$18.29	$19.76

Net investment income(a)	0.11		0.08		0.12		0.24	0.23	0.19	0.20
Net realized and unrealized gain (loss)	0.26		3.80		1.72		1.46	(0.85)	2.11	(0.04)

Net increase (decrease) from investment operations	0.37		3.88		1.84		1.70	(0.62)	2.30	0.16

Distributions(b)

From net investment income		(0.05)	(0.10)		(0.09)		(0.17)	(0.26)	(0.18)	(0.13)
From net realized gain		(1.13)	(0.88)		(1.23)		(0.98)	(0.70)	(0.15)	(1.50)

Total distributions		(1.18)	(0.98)		(1.32)		(1.15)	(0.96)	(0.33)	(1.63)

Net asset value, end of period	$21.84		$22.65		$19.75		$19.23	$18.68	$20.26	$18.29

Total Return(c)
Based on net asset value	1.68	%(d)	19.95	%(d)	9.87	%(e)	9.71%	(3.24)%	12.77%	1.08%

Ratios to Average Net Assets(f)
Total expenses	1.13	%(g)	1.12	%(g)	1.13%		1.13%	1.14%	1.18%	1.15%

Total expenses after fees waived and/or reimbursed	1.08	%(g)	1.06	%(g)	1.08%		1.08%	1.07%	1.10%	1.08%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.06	%(g)	1.05	%(g)	1.08%		1.08%	1.07%	1.07%	1.07%

Net investment income	0.99	%(g)	0.78	%(g)	0.63%		1.29%	1.14%	1.00%	1.10%

Supplemental Data
Net assets, end of period (000)	$12,597,077		$13,806,271		$11,184,639		$10,601,653	$10,547,464	$12,809,356	$13,447,603

Portfolio turnover rate(h)		77%	58%		193%		156%	154%	110%	131%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21 (unaudited)		Period from 11/01/20 to 04/30/21
					Year Ended October 31,
					2020		2019	2018	2017	2016

Investments in underlying funds		0.01%	0.02%		0.02%		—%	0.01%	0.01%	0.01%

(g) Annualized.
(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/21 (unaudited)		Period from 11/01/20 to 04/30/21
					Year Ended October 31,
					2020		2019	2018	2017	2016

Portfolio turnover rate (excluding MDRs)		68%	58%		193%		156%	154%	110%	131%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	71

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Investor C

	Six Months Ended 10/31/21 (unaudited)		Period from 11/01/20 to 04/30/21
					Year Ended October 31,
					2020		2019	2018	2017	2016

Net asset value, beginning of period	$20.11		$17.43		$17.17		$16.82	$18.33	$16.57	$18.11

Net investment income (loss)(a)	0.02		(0.00	)(b)	(0.02)		0.09	0.07	0.04	0.06
Net realized and unrealized gain (loss)	0.23		3.36		1.53		1.30	(0.76)	1.91	(0.04)

Net increase (decrease) from investment operations	0.25		3.36		1.51		1.39	(0.69)	1.95	0.02

Distributions(c)

From net investment income	(0.00	)(b)	(0.00	)(b)	(0.02)		(0.06)	(0.12)	(0.04)	(0.06)
From net realized gain		(1.13)	(0.68)		(1.23)		(0.98)	(0.70)	(0.15)	(1.50)

Total distributions		(1.13)	(0.68)		(1.25)		(1.04)	(0.82)	(0.19)	(1.56)

Net asset value, end of period	$19.23		$20.11		$17.43		$17.17	$16.82	$18.33	$16.57

Total Return(d)
Based on net asset value	1.25	%(e)	19.50	%(e)	9.06	%(f)	8.88%	(3.95)%	11.92%	0.36%

Ratios to Average Net Assets(g)
Total expenses	1.90	%(h)	1.90	%(h)	1.89%		1.88%	1.88%	1.92%	1.89%

Total expenses after fees waived and/or reimbursed	1.85	%(h)	1.84	%(h)	1.85%		1.83%	1.81%	1.84%	1.82%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.84	%(h)	1.83	%(h)	1.84%		1.82%	1.81%	1.82%	1.82%

Net investment income (loss)	0.21	%(h)	(0.01	)%(h)	(0.13)%		0.56%	0.38%	0.27%	0.37%

Supplemental Data
Net assets, end of period (000)	$1,065,844		$1,213,559		$1,547,011		$3,143,501	$5,402,163	$7,545,249	$11,029,706

Portfolio turnover rate(i)		77%	58%		193%		156%	154%	110%	131%

(a) Based on average shares outstanding.
(b) Amount is greater than $(0.005) per share.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e) Aggregate total return.
(f) Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21 (unaudited)		Period from 11/01/20 to 04/30/21
					Year Ended October 31,
					2020		2019	2018	2017	2016

Investments in underlying funds		0.01%	0.02%		0.02%		—%	0.01%	0.01%	0.01%

(h) Annualized.
(i) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/21 (unaudited)		Period from 11/01/20 to 04/30/21
					Year Ended October 31,
					2020		2019	2018	2017	2016

Portfolio turnover rate (excluding MDRs)		68%	58%		193%		156%	154%	110%	131%

See notes to consolidated financial statements.

72	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Class K
	Six Months Ended 10/31/21 (unaudited)		Period from 11/01/20 to 04/30/21							Period from 06/08/16(a) to 10/31/16
					Year Ended October 31,
					2020		2019	2018	2017

Net asset value, beginning of period	$22.84		$19.93		$19.36		$18.80	$20.39	$18.44	$18.23

Net investment income(b)	0.15		0.12		0.19		0.31	0.30	0.27	0.08
Net realized and unrealized gain (loss)	0.26		3.83		1.73		1.46	(0.85)	2.12	0.13

Net increase (decrease) from investment operations	0.41		3.95		1.92		1.77	(0.55)	2.39	0.21

Distributions(c)
From net investment income		(0.08)	(0.16)		(0.12)		(0.23)	(0.34)	(0.29)	—
From net realized gain		(1.13)	(0.88)		(1.23)		(0.98)	(0.70)	(0.15)	—

Total distributions		(1.21)	(1.04)		(1.35)		(1.21)	(1.04)	(0.44)	—

Net asset value, end of period	$22.04		$22.84		$19.93		$19.36	$18.80	$20.39	$18.44

Total Return(d)
Based on net asset value	1.83	%(e)	20.16	%(e)	10.28	%(f)	10.10%	(2.91)%	13.20%	1.15	%(e)

Ratios to Average Net Assets(g)
Total expenses	0.79	%(h)	0.78	%(h)	0.78%		0.78%	0.80%	0.82%	0.79	%(h)

Total expenses after fees waived and/or reimbursed	0.74	%(h)	0.72	%(h)	0.74%		0.73%	0.73%	0.74%	0.71	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.72	%(h)	0.71	%(h)	0.73%		0.72%	0.72%	0.72%	0.71	%(h)

Net investment income	1.31	%(h)	1.13	%(h)	0.98%		1.67%	1.53%	1.39%	1.06	%(h)

Supplemental Data
Net assets, end of period (000)	$2,008,696		$1,849,652		$1,329,363		$1,146,295	$1,326,617	$1,341,925	$604,611

Portfolio turnover rate(i)		77%	58%		193%		156%	154%	110%	131	%(j)

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Aggregate total return.
(f) Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Six Months Ended 10/31/21 (unaudited)		Period from 11/01/20 to 04/30/21							Period from 06/08/16(a) to 10/31/16
					Year Ended October 31,
					2020		2019	2018	2017

Investments in underlying funds		0.01%	0.02%		0.02%		—%	0.01%	0.01%	0.01%

(h) Annualized.
(i) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 10/31/21 (unaudited)		Period from 11/01/20 to 04/30/21							Period from 06/08/16(a) to 10/31/16
					Year Ended October 31,
					2020		2019	2018	2017

Portfolio turnover rate (excluding MDRs)		68%	58%		193%		156%	154%	110%	131%

(j)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	73

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Class R

	Six Months Ended 10/31/21 (unaudited)		Period from 11/01/20 to 04/30/21
					Year Ended October 31,
					2020		2019	2018	2017	2016

Net asset value, beginning of period	$21.37		$18.64		$18.24		$17.77	$19.32	$17.46	$18.96

Net investment income(a)	0.07		0.04		0.06		0.17	0.15	0.13	0.14
Net realized and unrealized gain (loss)	0.24		3.58		1.63		1.38	(0.80)	2.01	(0.04)

Net increase (decrease) from investment operations	0.31		3.62		1.69		1.55	(0.65)	2.14	0.10

Distributions(b)
From net investment income		(0.03)	(0.01)		(0.06)		(0.10)	(0.20)	(0.13)	(0.10)
From net realized gain		(1.13)	(0.88)		(1.23)		(0.98)	(0.70)	(0.15)	(1.50)

Total distributions		(1.16)	(0.89)		(1.29)		(1.08)	(0.90)	(0.28)	(1.60)

Net asset value, end of period	$20.52		$21.37		$18.64		$18.24	$17.77	$19.32	$17.46

Total Return(c)
Based on net asset value	1.47	%(d)	19.74	%(d)	9.54	%(e)	9.35%	(3.56)%	12.42%	0.79%

Ratios to Average Net Assets(f)
Total expenses	1.49	%(g)	1.47	%(g)	1.47%		1.46%	1.47%	1.50%	1.47%

Total expenses after fees waived and/or reimbursed	1.44	%(g)	1.41	%(g)	1.42%		1.41%	1.40%	1.42%	1.39%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.43	%(g)	1.40	%(g)	1.41%		1.40%	1.39%	1.40%	1.39%

Net investment income	0.62	%(g)	0.43	%(g)	0.31%		0.98%	0.81%	0.68%	0.79%

Supplemental Data
Net assets, end of period (000)	$411,216		$443,409		$405,400		$603,073	$785,653	$1,060,273	$1,131,647

Portfolio turnover rate(h)		77%	58%		193%		156%	154%	110%	131%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21 (unaudited)		Period from 11/01/20 to 04/30/21
					Year Ended October 31,
					2020		2019	2018	2017	2016

Investments in underlying funds		0.01%	0.02%		0.02%		—%	0.01%	0.01%	0.01%

(g) Annualized.
(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/21 (unaudited)		Period from 11/01/20 to 04/30/21
					Year Ended October 31,
					2020		2019	2018	2017	2016

Portfolio turnover rate (excluding MDRs)		68%	58%		193%		156%	154%	110%	131%

See notes to consolidated financial statements.

74	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Class R Shares are sold only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $134,859,211, which is 0.5% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2021, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	75

Notes to Consolidated Financial Statements (unaudited) (continued)

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

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Notes to Consolidated Financial Statements (unaudited) (continued)

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	77

Notes to Consolidated Financial Statements (unaudited) (continued)

As of October 31, 2021, certain investments of the Fund were fair valued using NAV per share (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior

78	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited) (continued)

debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BlackRock Global Allocation Fund, Inc.	IPS Corporation	$312,507	$312,507	$311,466	$(1,041)
	Opendoor GP II LLC	35,062,101	35,062,101	35,062,101	—
	Starwood Property Trust, Inc.	3,486,847	3,470,762	3,470,041	(721)

Special Purpose Acquisition Companies: Special purpose acquisition companies (SPACs) are companies that have no operations but go public with the intention of merging with or acquiring a company using the proceeds of the SPAC’s initial public offering. The Fund may enter into a commitment with a SPAC for a private investment in a public equity (PIPE) and will satisfy the commitment if and when the SPAC completes its merger or acquisition. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a registration statement for the shares is filed and declared effective. Unfunded SPAC PIPE commitments are marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Fund had the following unfunded SPAC PIPE commitments:

Fund Name	Investment Name	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BlackRock Global Allocation Fund, Inc.	Altus Power, Inc.	$4,543,500	$4,543,500	$—
	Fertitta Entertainment, Inc.	19,533,400	23,915,849	4,382,449
	Planet Labs Inc.	7,292,000	7,292,000	—
	Sonder Holdings Inc.	4,662,535	4,662,535	—

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	79

Notes to Consolidated Financial Statements (unaudited) (continued)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate the Fund to make future cash payments. As of October 31, 2021, the Fund had outstanding commitments of $271,281. These commitments are not included in the net assets of the Fund as of October 31, 2021.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Consolidated Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.

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Notes to Consolidated Financial Statements (unaudited) (continued)

In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Net
Counterparty	Loaned at Value	Received (a)	Amount	(b)

Barclays Capital, Inc.	$6,345,887	$(6,345,887)	$—
BofA Securities, Inc.	3,814,529	(3,814,529)	—
Citigroup Global Markets, Inc.	17,452,809	(17,452,809)	—
Credit Suisse Securities (USA) LLC	8,342,232	(8,342,232)	—
Deutsche Bank Securities, Inc.	395,079	(395,079)	—
Goldman Sachs & Co.	15,668,020	(15,668,020)	—
J.P. Morgan Securities LLC	89,577,748	(89,577,748)	—
Morgan Stanley & Co. LLC	8,940,584	(8,940,584)	—
Nomura Securities International, Inc.	59,587	(59,587)	—
State Street Bank & Trust Company	82,724	(82,724)	—
TD Prime Services LLC	5,370,731	(4,976,352)	394,379

	$156,049,930	$(155,655,551)	$394,379

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of October 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk), foreign currencies (foreign currency exchange rate risk) or bitcoin (commodity risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. The Fund may invest in cash-settled bitcoin futures that are traded on commodity exchanges registered with the CFTC. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

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Notes to Consolidated Financial Statements (unaudited) (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options – The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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Notes to Consolidated Financial Statements (unaudited) (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement

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Notes to Consolidated Financial Statements (unaudited) (continued)

is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets.

For the six months ended October 31, 2021, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations. The reimbursements were $45,562.

Effective May 11, 2021, the Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager. The Manager pays BRS for services it provides for that portion of the Fund for which BRS acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total

Service and distribution fees — class specific	$17,030,517	$5,742,281	$1,069,974	$23,842,772

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2021, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Total

Amounts paid to affiliates	$22,380	$336	$22,716

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Notes to Consolidated Financial Statements (unaudited) (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2021, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$13,391	$148,360	$65,370	$1,214	$1,659	$229,994

For the six months ended October 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees — class specific	$4,165,912	$6,199,038	$674,016	$30,758	$445,882	$11,515,606

Other Fees: For the six months ended October 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, for a total of $84,989.

For the six months ended October 31, 2021, affiliates received CDSCs as follows:

	Investor A	Investor C	Total

CDSC	$65,253	$38,513	$103,766

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees payable by the Fund through June 30, 2023, so that the Manager receives such fees as a percentage of average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fees

First $10 billion	0.75%
$10 billion — $15 billion	0.69
$15 billion — $20 billion	0.68
$20 billion — $25 billion	0.67
$25 billion — $30 billion	0.65
$30 billion — $40 billion	0.63
$40 billion — $60 billion	0.62
$60 billion — $80 billion	0.61
Greater than $80 billion	0.60

This contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended October 31, 2021, the Manager waived $6,356,303 pursuant to this agreement.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended October 31, 2021, the amounts waived were $86,882.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended October 31, 2021, the Manager waived $482,348 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

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Notes to Consolidated Financial Statements (unaudited) (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended October 31, 2021, the Fund paid BIM $171,870 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2021, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended October 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

BlackRock Global Allocation Fund, Inc.	$31,947,321	$12,600,346	$(249,851)

7.	PURCHASES AND SALES

For the six months ended October 31, 2021, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls, excluding short-term investments, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

BlackRock Global Allocation Fund, Inc.	$ 491,440,051	$ 708,816,593	$19,862,928,395	$21,104,640,633

For the six months ended October 31, 2021, purchases and sales related to mortgage dollar rolls were $2,415,914,810 and $2,420,896,388, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Global Allocation Fund, Inc.	$21,421,768,962	$7,531,331,644	$(1,331,471,922)	$6,199,859,722

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Notes to Consolidated Financial Statements (unaudited) (continued)

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and

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Notes to Consolidated Financial Statements (unaudited) (continued)

receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/21		Period from 11/01/20 to 04/30/21		Year Ended 10/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

BlackRock Global Allocation Fund, Inc.
Institutional
Shares sold	77,219,581	$1,713,816,427	52,184,951	$1,147,477,917	60,012,764	$1,165,102,853
Shares issued in reinvestment of distributions	21,512,606	470,265,576	17,333,353	372,320,424	26,172,269	505,101,847
Shares redeemed	(36,483,713)	(813,694,380)	(39,492,853)	(868,663,017)	(134,369,913)	(2,548,330,718)

	62,248,474	$1,370,387,623	30,025,451	$651,135,324	(48,184,880)	$(878,126,018)

Investor A
Shares sold and automatic conversion of shares	31,249,364	$693,709,926	63,193,306	$1,383,070,747	106,473,620	$2,061,125,684
Shares issued in reinvestment of distributions	30,764,926	666,675,866	24,962,356	532,197,425	34,097,475	653,789,198
Shares redeemed	(94,694,427)	(2,078,158,665)	(44,931,575)	(981,580,809)	(125,629,074)	(2,384,215,581)

	(32,680,137)	$(717,772,873)	43,224,087	$933,687,363	14,942,021	$330,699,301

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Notes to Consolidated Financial Statements (unaudited) (continued)

	Six Months Ended 10/31/21		Period from 11/01/20 to 04/30/21		Year Ended 10/31/20

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts	Shares	Amounts

BlackRock Global Allocation Fund, Inc. (continued)
Investor C
Shares sold	3,001,454	$59,026,574	4,665,375	$90,681,638	5,032,820	$85,563,106
Shares issued in reinvestment of distributions	3,312,545	63,369,075	2,323,190	44,094,135	10,648,558	181,375,674
Shares redeemed and automatic conversion of shares	(11,245,071)	(220,408,298)	(35,378,800)	(686,739,602)	(109,980,242)	(1,877,176,344)

	(4,931,072)	$(98,012,649)	(28,390,235)	$(551,963,829)	(94,298,864)	$(1,610,237,564)

Class K
Shares sold	14,040,778	$314,567,105	18,219,996	$402,547,780	22,010,657	$426,992,355
Shares issued in reinvestment of distributions	4,683,957	102,344,475	3,345,444	71,826,686	4,276,611	82,541,947
Shares redeemed	(8,582,068)	(190,428,340)	(7,276,430)	(160,853,349)	(18,785,979)	(368,238,193)

	10,142,667	$226,483,240	14,289,010	$313,521,117	7,501,289	$141,296,109

Class R
Shares sold	790,871	$16,511,878	1,261,227	$26,068,999	2,333,994	$42,200,269
Shares issued in reinvestment of distributions	1,115,386	22,731,588	942,598	18,983,922	1,949,910	35,361,742
Shares redeemed	(2,618,706)	(55,006,641)	(3,202,736)	(65,689,243)	(15,591,980)	(277,730,473)

	(712,449)	$(15,763,175)	(998,911)	$(20,636,322)	(11,308,076)	$(200,168,462)

	34,067,483	$765,322,166	58,149,402	$1,325,743,653	(131,348,510)	$(2,216,536,634)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	89

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Global Allocation Fund, Inc. (the “Fund”) met on April 7, 2021 (the “April Meeting”) and May 10-12, 2021 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of the Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the first quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	91

Disclosure of Investment Advisory Agreement (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints, in the form of an advisory fee waiver that adjusts the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Disclosure of Investment Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Global Allocation Fund, Inc. (the “Fund”) met on May 11, 2021 (the “Meeting”) to consider the initial approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock (Singapore) Limited (the “Sub-Advisor”) with respect to the Fund.

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), at the Meeting, the Board reviewed materials relating to its consideration of the Sub-Advisory Agreement. The Board Members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board previously met on May 11-13, 2020 (the “May 2020 Meeting”) to consider the approval of the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) between the Fund and the Manager. At the May 2020 Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement for a one-year term ending June 30, 2021. A discussion of the basis for the Board’s approval of the Advisory Agreement at the May 2020 Meeting is included in the semi-annual shareholder report for the Fund for the period ended October 31, 2020. The factors considered by the Board at the Meeting in connection with the approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May 2020 Meeting with respect to approval of the Advisory Agreement.

Following discussion, the Board, including the Independent Board Members, unanimously approved the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including a majority of the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T S U B - A D V I S O R Y A G R E E M E N T	93

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information   (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock (Singapore) Limited	Deloitte & Touche LLP
079912 Singapore	Boston, MA 02116

Accounting Agent	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02111	New York, NY 10019

Custodian	Address of the Fund
Brown Brothers Harriman & Co.	100 Bellevue Parkway
Boston, MA 02109	Wilmington, DE 19809

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	95

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNH	Chinese Yuan

CNY	Chinese Yuan

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

RUB	New Russian Ruble

SEK	Swedish Krona

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FTSE	Financial Times Stock Exchange

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

MSCI	Morgan Stanley Capital International

MTN	Medium-Term Note

MXIBOR	Mexico Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depository Receipt

TAN	Tax Anticipation Notes

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-10/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 4, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 4, 2022

4